UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:   August 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


AllianceBernstein Pooling Portfolios

U.S. Value
U.S. Large Cap Growth
Global Real Estate Investment
International Value
International Growth
Small-Mid Cap Value
Small-Mid Cap Growth
Global Value
Global Research Growth
Short Duration Bond
Intermediate Duration Bond
Inflation Protected Securities
High-Yield


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  Annual Report

 August 31, 2006
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ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
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o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
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The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


October 30, 2006

Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the "Portfolios"; individually, the "Portfolio") for the annual reporting period ended August 31, 2006.

The tables on pages 26-38 show each Portfolio's performance for the six- and 12-month periods ended August 31, 2006 compared to their respective benchmarks. Additional performance can be found on pages 39-42. Each Portfolio's benchmark is as follows: U.S. Value Portfolio--Russell 1000 Value Index; U.S. Large Cap Growth Portfolio--Russell 1000 Growth Index; Global Real Estate Investment Portfolio--FTSE EPRA/NAREIT Equity Index; Global Research Growth Portfolio--Morgan Stanley Capital International (MSCI) World Index; Global Value Portfolio--Morgan Stanley Capital International (MSCI) World Index; International Value Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index; International Growth Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Growth Index; Small-Mid Cap Value Portfolio--Russell 2500 Value Index; Small-Mid Cap Growth Portfolio--Russell 2500 Growth Index; Short Duration Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio--Lehman Brothers U.S. Aggregate Index; Inflation Protected Securities Portfolio--Lehman Brothers 1-10 Year TIPS Index; High Yield Portfolio--Lehman Brothers High Yield Index (2% constrained).

U.S. Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market, emphasizing investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Investment Results

The Portfolio performed in line with its benchmark in the six-month period ended August 31, 2006 and slightly underperformed for the 12-month period. Chief detractors to Portfolio performance for the six-month period resulted from stock selection in the technology, consumer staples and energy sectors. Over the 12-month period, the chief detractors to Portfolio performance were holdings in the technology, industrial resource and consumer staples sectors.

Helping Portfolio performance during the six-month period ended August 31, 2006 was stock selection within the consumer growth, financials and utilities sectors. Stock selection within the financials, consumer growth and consumer cyclical sectors contributed to performance over the 12-month period.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 1


Market Review and Investment Strategy

U.S. equity markets rose during the 12-month period ended August 31, 2006, with the broad market up, as represented by the S&P 500 Stock Index. Benign economic reports provided additional lift to the markets, pointing to moderating inflationary pressure. At the same time, consumer and business spending levels suggested economic growth is not slowing enough to risk a recession. Technology and consumer cyclicals stocks declined during the review period, while energy and utilities shares outperformed.

Currently, the U.S. equity markets are reasonably valued. These valuations are supported by the prospect of continued--if more moderate--economic and profit growth. The Portfolio's U.S. Investment Policy Group believes the overall value opportunity is lower than average. However, fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in a Portfolio that is attractively priced with profitability in line with that of the market.

U.S. Large Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that AllianceBernstein believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. AllianceBernstein relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies.

Investment Results

The Portfolio modestly outperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period ended August 31, 2006, but underperformed for the six-month period.

For the 12-month period ended August 31, 2006, the Portfolio gained almost 110 basis points on the Index in the technology sector, as the benefit from better stock selection exceeded the loss from overweighting this underperforming sector. The Portfolio gained approximately 65 basis points relative to the Index in the financial services sector due to both better stock selection and overweighting this outperforming sector. The Portfolio slightly outperformed the Index in the consumer discretionary sector and modestly trailed the Index in the health care sector.

For the six-month period ended August 31, 2006, the Portfolio lost approximately 320 basis points relative to the Index due to subpar stock selection in the technology sector. The Portfolio lost about 45 basis points to the Index in the consumer discretionary, financial services and health care sectors, all due to adverse stock selection.


2 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Market Review and Investment Strategy

The market uncertainty that emerged in the first quarter of 2006 accelerated in the second quarter, and investors who had become unaccustomed with volatility in recent years saw renewed gyrations in day-to-day returns. Growth stocks, in particular, suffered more than their share of this volatility, with the Russell 1000 Growth Index dropping 0.9% in the first half of the year, while its value counterpart rose 6.6%. This renewed sign of life in the already long-in-the-tooth value cycle comes at a time when the Portfolio has been very aggressively positioned for a return to a growth cycle. For the last three quarters of 2005, when growth outperformed modestly, the Portfolio generated very significant returns. This year, when growth suffered still another reversal, the Portfolio's holdings suffered disproportionately as the Portfolio tended to own the most representative stocks within the growth universe.

Despite the underperformance in the six months ended August 31, 2006, the Portfolio remains aggressively positioned because the Portfolio's U.S. Large Cap Growth team (the "team") continues to believe that the current opportunity for growth stock price appreciation is as attractive as it has experienced in the last 20 years. Given the mismatches between earnings growth expectations and valuation that pervade today's market, the team has a unique opportunity to capitalize on investor aversion to the highest quality U.S. growth companies. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record.

Global Real Estate Investment Portfolio Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital.

The Portfolio invests primarily in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in real estate companies that Alliance's Bernstein unit ("Bernstein") believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio underperformed the EPRA/NAREIT Equity Index for the 12-month period ended August 31, 2006 primarily due to unfavorable sec-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 3


tor and security selection mainly related to the Portfolio's underweight position in Japanese developer companies.

The Portfolio's overall underweight in Japan, and in particular, in Japanese developers, resulted from a decision to avoid the most richly valued companies within this group. The EPRA/NAREIT Japan Index is heavily weighted towards developer companies with a lower weight in real estate investment trusts (REITs). Japanese developer stocks had an extraordinary run in the second half of 2005, when the overall market reflected greater hopes for a lasting economic recovery.

During the second half of 2006, investors flocked to the larger capitalization developer names hoping to capture a better-than-expected earnings growth in this group. The Portfolio's REIT Investment Policy group (the "group") chose to focus on valuation and build positions slowly, and as a consequence, the Portfolio's underweight position. The Portfolio's Japanese REITs, where there was a higher-than-benchmark position, substantially lagged the developers due to their more stable rental earnings stream and lower financial leverage which makes them less geared to a sharp economic recovery. Developer valuations became stretched during the latter part of 2005, and the group believes, Japanese REITs offered a more compelling risk/return trade-off. Through one of the Portfolio's Japanese REIT holdings, there is exposure to Class A buildings in some of the best Tokyo locations. These are well positioned to the markets experiencing a recovery. During the reporting period, a position in one of the more attractively valued developers in Japan was held. This position contributed to Portfolio performance but not enough to compensate for the overall developer underweight and the modest performance of the Japanese REITs.

The Portfolio's holdings in Singapore, where there was an overweight position, also detracted from performance during the 12-month period. This market struggled to absorb several equity issues brought to market during the second half of 2005. Fundamentally, the Portfolio's investments continue to perform well.

The Portfolio modestly outperformed the FTSE EPRA/NAREIT benchmark for the six-month period ended August 31, 2006 primarily due to security selection. Country selection detracted from performance. Cash required to manage the Portfolio was also a detractor due to the strong absolute returns achieved by the Portfolio during this six-month period.

Security selection was a positive in the U.S., where niche office owners benefiting from a regional recovery or from a specialty niche with strong pricing power, had the strongest performance. The Portfolio's U.S. residential investments, particularly those with a development focus, also performed well. One of the Portfolio's strongest contributors was a residential company with exposure to Alberta, Canada where there is a housing shortage. The region's economy is booming due to its exposure to the oil industry. Production from oil sands is expanding and employment is growing. Supply


4 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


of residential rental units has been limited due to condominium conversions and lack of development. Portfolio performance was also helped by a residential investment in Hong Kong where developers and landlords are experiencing a rebounding market. The Portfolio's overweight positions in Japan and Canada detracted from performance, as both these countries underperformed the Index. However, security selection was a contributor in both of these two countries.

Market Review and Investment Strategy

Global property markets have continued to perform strongly, supported by healthy and/or recovering demand and limited additional supply. In the investment side, there is significant liquidity earmarked for real estate investments. In some markets such as the U.S., investors have been ready to exploit valuation discrepancies between public and private markets by acquiring public companies that appear undervalued versus private markets. This investor interest has supported stock prices and valuations, particularly in the U.S. In this environment, volatility is high and valuations are rich in many markets. The group continues to emphasize fundamental research and avoid sectors and property types where valuations appear excessive given the fundamental expectation for cash flow growth.

Demand for rental space continues to improve in most regions across the world, supported by positive economic growth which is now gaining steam in Europe, Japan, Hong Kong and Singapore. New available space and planned construction remains, for the most part, constrained, by, among other factors, rental streams still too low to justify construction. This has lent support to fundamentals, thus the group's expectation that cash flow from property companies will remain strong. However, the positive fundamentals that appear to be priced into the stocks and valuations across the world are demanding. The group's strategy remains one of seeking incremental returns through valuation based on stock selection. The group will continue to emphasize a bottom-up approach to select portfolio holdings. The Portfolio continues to hold companies that can deliver the best cash flow performance relative to current price.

The group expects global real estate to produce returns in excess of bonds, but below global equities over the next 3 to 5 years. Real estate equities, however, are expected to provide this return with more than half of their return attributable to dividend income.

Global Research Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 5


Investment Results

The Portfolio began on June 1, 2006, and the initial equity investment occurred on June 2, 2006. The performance during the three months ending August 31, 2006 reflects the impact of the initial investment in equities.

The Portfolio underperformed its benchmark, the MSCI World Index, during the three-month review period. Stock selection in a number of sectors was unsuccessful and contributed negatively to the Portfolio's relative performance. Specifically, stock selection in the energy, financial, aerospace and technology sectors made especially negative contributions to relative performance. The Portfolio's underweight position in the utility sector, in combination with unsuccessful stock selection in the sector, also made a notable negative contribution to relative performance. Stock selection was more successful in the health care, basic industry, and consumer growth sectors.

Market Review and Investment Strategy

The global stock markets produced modest gains during the period since inception. The early part of the three-month period was notable for concerns about a potential slowdown of the global economy. While these concerns appeared to diminish as the markets rebounded later in the three-month period, investors still seemed to favor more defensive stocks during the overall three-month period. The consumer staples, health care and utility sectors all performed well relative to the overall market, while the basic industry, capital goods, consumer discretionary, technology and transportation sectors underperformed.

During the period, the Portfolio was generally overweighted in the energy and natural resources, health care and technology sectors. The Portfolio was notably underweighted in the utility sector and consumer growth sectors. Sector selection had a negative impact on relative performance during the period, but it was not as significant as the impact of stock selection.

Global Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach.

Investment Results

The Portfolio performed in line with its benchmark, the Morgan Stanley Capital International (MSCI) World Index since the Portfolio's inception on June 1, 2006 through August 31, 2006. Stock selection within the consumer staples, transportation and technology sectors helped performance over the three-month period since inception. Chief detractors to Portfolio


6 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


performance came from stock selection in the telecommunication, capital equipment and finance sectors.

Market Review and Investment Strategy

Global equity markets rose during the six- and 12-month periods under review. Benign economic reports provided additional lift to the markets, pointing to moderating inflationary pressure, while consumer and business spending levels suggested economic growth is not slowing enough to risk a recession. Technology and consumer cyclical stocks declined, while energy and utilities shares outperformed.

Currently, global equity markets are reasonably valued, and these valuations are supported by the prospect of continued--if more moderate--economic and profit growth. The overall value opportunity is lower than average, but fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in portfolios that are attractively priced and have a profitability in line with that of the market.

Given the relatively modest return opportunity, the Portfolio is more diversified than usual. Although the Portfolio is constructed based on bottom-up stock selection, larger-capitalization and higher quality stocks appear relatively more attractive than normal. The Portfolio continues to include stocks in the financials, energy and capital equipment sectors. As usual, these overweights are the result of research-based stock selection. Financials, the single largest exposure in the Portfolio, include companies across a range of industries and regions. Reasons for owning these stocks vary widely.

International Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies. The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, for both the six- and 12-month periods ended August 31, 2006. Stock selection within the commodities, technology and utilities sectors contributed to Portfolio performance for the 12-month period, while the finance, industrial commodities and technology sectors helped Portfolio performance over the six-month period.

Chief detractors to Portfolio performance for the 12-month period came from stock selection within the medical, telecommunication and capital equipment sectors. Energy, construction and housing and utilities detracted the most from performance during the six-month period.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 7


Market Review and Investment Strategy

Global equity markets rose during the six- and 12-month periods under review. Benign economic reports provided additional lift to the markets, pointing to moderating inflationary pressure, while consumer and business spending levels suggested economic growth is not slowing enough to risk a recession. Technology and consumer cyclical stocks declined, while energy and utilities shares outperformed.

Currently, global equity markets are reasonably valued, and these valuations are supported by the prospect of continued--if more moderate--economic and profit growth. The overall value opportunity is lower than average, but fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in portfolios that are attractively priced and have a profitability in line with that of the market.

Given the relatively modest return opportunity, the Portfolio is more diversified than usual. Although the Portfolio is constructed based on bottom-up stock selection, larger-capitalization and higher quality stocks appear relatively more attractive than normal. The Portfolio continues to include stocks in the financials, energy and capital equipment sectors. As usual, these overweights are the result of research-based stock selection. Financials, the single largest exposure in the Portfolio, include companies across a range of industries and regions. Reasons for owning these stocks vary widely. While positions in several Asian banks have been trimmed, new opportunities have been located in several French banks.

International Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of large-cap, intensively researched, non-U.S. companies that Alliance believes have sustainable earnings growth exceeding market expectations, strong management and superior industry positions. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Growth Index, for the six- and 12-month periods ended August 31, 2006.

For the six-month period ended August 31, 2006, the largest detractors from Portfolio performance were underweight positions in the health care and telecom sectors, as the market sought the safest havens amidst recessionary fears. Overweight positions in the technology and financials sectors also negatively affected performance. The Portfolio's International Growth team (the "team") continues to see larger dynamic gaps (differences in opinion between the team's internal analysts and consensus) in both sectors from a stock specific standpoint. The largest negative stock detractor from


8 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Portfolio performance was EADS in the materials space where the costs for the Airbus program were much higher than expected. Also detracting from performance were several holdings in the technology sector. Offsetting these detractors were positive stock selections in the financials and technology sectors.

Over a longer term basis from September 2005 to August 2006, the Portfolio performed in line with the MSCI EAFE Growth Index. From a sector weight basis, telecommunications outperformed. The financials sector was the largest contributor to Portfolio performance. Offsetting this was EADS again as previously discussed in the prior paragraph. Other detractors over the 12-month period were located in the software sector due to disappointing sales results, while the rest were in the energy or materials space.

Market Review and Investment Strategy

The team continues to see growth and dynamic gaps in the financials, health care and technology sectors on a selective basis. The most attractive sector given our analyst '1' ratings, as well as our objective measures of success (earnings momentum, price momentum, and valuation), continues to be the financials sector as the only STAR quadrant sector. Solid financials range from European banks to Japanese financials, which continue to be a longer-term story based on higher margins, fee income and a stronger economy. Health care and technology exhibit better relative growth as more difficult comparisons and closing dynamic gaps make the energy/materials and industrials sectors riskier than the last 12 months. The Portfolio is underweight in the consumer discretionary, telecommunications and utilities sectors as there are few attractive names in these sectors in developed countries aside from some Hong Kong companies. From a country standpoint, Japan remains the most interesting place to be from a rising inflation, interest rate and growth perspective.

The team's outlook calls for a more benign mid-cycle slowdown rather than a recession as weaker oil prices provide U.S. consumers with some relief, support from stable growth in Europe and Japan and a solid contribution from China regarding gross domestic product (GDP) growth. With the Federal Reserve on pause, the market will entertain the possibility of stable rates and benign inflation. Thus, a mid-cycle slowdown would bode well for the growth style factors (earnings momentum, analyst revisions, price momentum) as investors place a premium on scarce, undervalued growth. The Portfolio is exposed to those companies that the team believes can weather the near-term storm by meeting or exceeding consensus estimates.

Small-Mid Cap Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bern-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 9


stein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

The Portfolio underperformed its style benchmark, the Russell 2500 Value Index, for both the six- and 12-month periods ended August 31, 2006. For both periods, but more importantly in the most recent six months, the bulk of this underperformance was attributable to stock selection issues that were predominant in the Portfolio's technology holdings, but were also present in many sectors.

Over the six-month period, the Portfolio's holdings in the technology sector were the most significant detractor from performance. Holdings in financials, where the Portfolio's underweight hurt in a market where higher yielding financials did well, also detracted from performance. Along the same lines, the Portfolio's underweight position in the utilities sector also detracted from performance as investors again focused on the higher yields offered by this sector. The Portfolio's consumer discretionary holdings were the leading contributor to performance. Consumer cyclical performance was also helped by positive stock selection as restructuring initiatives drove strong earnings for several of its holdings which allowed them to overcome the prevailing investment climate.

Over the 12-month period, the technology and financials sectors were the leading detractors to Portfolio performance, again driven by stock selection in the technology sector and an underweight position in higher-yielding financials, specifically real estate investment trusts (REITs). Consumer discretionary stocks were also the leading contributor to underperformance over the 12-month period, driven by many of the same stocks that helped over the six-month period.

Market Review and Investment Strategy

Valuation spreads among smaller-capitalization stocks are currently at unusually low levels, leaving investors little to anchor to in what has been a period of volatile economic expectations. As those expectations have shifted (from euphoria at the start of 2006 to fear of a recession over the summer) the market has reacted by radically revaluing stocks in accordance with the prevailing economic view. Thus in the first quarter of 2006, the market placed a high premium on stocks that benefited from strong economic growth, while in July and August 2006, it focused on higher yielding stocks for their perceived defensive characteristics.

The Portfolio's stock selection has been poor in this climate. The Portfolio's stock selection process constructs portfolios of stocks that the Portfolio's Small/Mid-Cap Value Investment Policy group (the "group") believes to be attractively valued. This is done by forecasting their long-term earnings and cash flow characteristics in a normalized economic environment. As a result, the process is


10 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


exposed to factors such as value and earnings quality which have exhibited significant outperformance over the longer term. Most recently, however, the returns to these factors have been negative with more expensive stocks outperforming cheaper ones. The process has a successful long-term track record. While we cannot predict future market conditions, the group views the current climate as an anomaly that will dissipate as investors gain more knowledge about the direction of the economy and interest rates.

Small-Mid Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. Normally, the Portfolio invests in U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

During the 12-month period ended August 31, 2006, the Portfolio rose modestly and outperformed its benchmark, the Russell 2500 Growth Index. The Portfolio's outperformance versus its benchmark reflected strong relative returns through the first eight months of the period, followed by underperformance during the most recent four-month period. Stock selection was positive for the period, as strong picks in industrials and financials more than offset disappointing stock selection in the health care and energy sectors. Mitigating some of the returns from stock selection was a negative contribution from sector allocations, driven largely by an underweighted position in the strong-performing financial sector.

Amidst a challenging market for small/mid-cap growth investors, the Portfolio declined in value during the six-month period ended August 31, 2006. Overexposed to faster growing companies--the segment of the small/mid-cap growth market which suffered the most--the Portfolio trailed its benchmark. Stock selection during the period was negative, as poor picks in the consumer/commercial services, technology, financial, energy and health care sectors overwhelmed the positive contribution from industrials. Sector allocations had a slight negative impact, as the benefit from an overweight position in energy, a relatively strong performing sector in the period, was more than offset by an underweight in the outperforming financial sector.

Market Review and Investment Strategy

Due to rising interest rates, soaring commodity prices and increasing concerns about inflation, small/mid-cap growth stocks delivered subpar returns


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 11


over the six- and 12-month periods ending August 31, 2006. With returns of -4.65% and 6.07% during the six- and 12-month periods, respectively, the Russell 2500 Growth Index of small-cap growth stocks trailed the broader markets, as represented by the S&P 500, which was up 2.79% and 8.88% over the same time frames. Weakness during the six-month period was widespread, with all sectors excluding energy experiencing declines; technology and consumer/commercial services were hardest hit with declines of 7% and 6%, respectively. Performance over the 12-month period varied significantly by sector. Consumer/commercial services and health care sectors were flat over the period, while financial services, industrials, technology and energy each showed strong gains of approximately 10%.

The Portfolio's sector allocations changed modestly during the six- and 12-month periods ending August 31, 2006, as the Portfolio's Small Cap Growth Portfolio Management team decreased the Portfolio's weighting to health care, using the proceeds to increase exposure to the commercial services sector. The Portfolio's largest overweights as of August 31, 2006 were commercial services and energy; the largest underweights were industrials and financials.

Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one-to-three years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio outperformed its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index, for both the six- and 12-month periods ended August 31, 2006. The Portfolio's shorter-than-benchmark duration and yield curve exposure contributed positively to performance for both periods. Additionally, increased exposure to the spread sectors (asset-backed securities (ABS), commercial mortgage backed securities (CMBS), mortgage-pass throughs, corporates and agencies) throughout the year was a positive contributor to performance for both periods.

Market Review and Investment Strategy

U.S. fixed income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve (the "Fed") interest rate increases. The Fed raised official interest rates an additional 175 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose with shorter-term yields rising the most. Two-year yields gained a total of 96 basis points to yield 4.78% while the 10-year yield gained 71 basis points to end the period at 4.73%. The Treasury


12 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


yield curve inverted on the short-end of the curve with the yield spread between the 2- and 30-year Treasuries at only 10 basis points.

Shorter-term fixed income securities significantly outperformed both intermediate and longer-maturity securities during the period. A rising interest rate environment typically negatively impacts shorter-term securities less than securities with a longer term to maturity. As a result, U.S. Treasuries in the 1-3 year maturity range returned 2.95% during the annual period, significantly outperforming longer maturities (20+ years), which returned -3.67%, according to Merrill Lynch.

The spread sectors also outperformed U.S. Treasury holdings on both an absolute and duration-adjusted basis. U.S. agency securities (1-3 years) outperformed Treasuries, posting a return of 3.14%. ABS and CMBS (1-3 years) also outperformed Treasuries, posting returns of 3.73% and 3.41%, respectively. Both ABS and CMBS were underpinned by strong technical demand and low spread volatility. Mortgage pass-through securities (0-3 years) posted a return of 3.37% for the annual period, as mortgages benefited from relatively low volatility and muted prepayment risk. Corporate securities (1-3 years) posted the weakest non-government returns as solid corporate fundamentals during the period were offset by increasing event risk.

During the reporting period, the Portfolio's allocations to higher-quality non-Treasury sectors, including mortgages, CMOs, ABS, and CMBS, were increased in an effort to enhance portfolio yield. A focus was placed on increasing the Portfolio's allocation to floating-rate securities due to rising short-term yields and limited price volatility. Lastly, the Portfolio's duration was moved closer to its benchmark during the period.

Intermediate Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio outperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for both the six- and 12-month periods ended August 31, 2006.

For the 12-month period, several factors contributed to the Portfolio's outperformance including the Portfolio's shorter-than-benchmark duration, an overweight position in mortgages, an underweight position in U.S. Treasuries and positions in hedged non-U.S. government securities. Additionally,


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 13


corporate and mortgage security selection also added to performance. The Portfolio's underweight position in agency securities detracted from performance for the annual period.

For the six-month period, the Portfolio's hedged non-U.S. government holdings, as well as its corporate and mortgage security selection, contributed positively to relative performance. An underweight position in Treasuries and overweight position in mortgages detracted modestly.

Market Review and Investment Strategy

U.S. fixed income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve (the "Fed") interest rate increases. U.S. Treasuries returned an anemic 0.79%, with shorter maturity Treasuries (1-5 years) returning 2.38%. These securities outperformed longer maturity Treasuries (20+ years), which returned -3.67%. The Fed raised official interest rates an additional 175 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose with 10-year yields gaining 71 basis points to end the period at 4.73%. The Treasury yield curve remained flat with the yield spread between 2- and 30-year Treasuries at only 10 basis points.

By index sector, mortgages and asset-backed securities led with each posting a return of 2.92%, according to Lehman Brothers. Mortgages benefited from relatively low volatility and muted prepayment risk while asset-backed securities were underpinned by strong technical demand. Commercial mortgage backed securities (CMBS) returned 1.64% for the period, helped by improving delinquency trends. Investment-grade corporates posted the weakest returns among U.S. bond sectors at 0.53%, as solid fundamentals were offset by increasing event risk.

Non-U.S. government bonds fared much better than U.S. Treasuries, as most central banks outside of the U.S. held off raising interest rates through much of the period. Global Treasuries (ex-U.S) hedged into U.S. dollars posted an average return of 2.63%. Non-U.S. holdings included Japan (which returned 4.20%), Sweden (at 1.98%), Mexico (at 8.91%) and Poland (at 2.97%), which all substantially outperformed U.S. Treasuries on a hedged basis, according to Lehman Brothers.

During the annual reporting period, the Portfolio held a shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. Additionally, the Portfolio's corporate exposure was reduced to a below-benchmark position due to historically tight spreads, a flat yield curve and increased event risk. An underweight position in longer maturity corporates, which are inherently more vulnerable to event risk, was also maintained. As U.S. interest rates trended higher, hedged non-U.S. government bonds were employed which offered an attractive yield over domestic bonds. As such, positions were held in several countries including Japan, Mexico, Poland, Sweden and Norway.


14 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Inflation Protected Securities Portfolio Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. dollar denominated inflation-indexed debt securities of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and by corporations. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 Year Index. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio matched the performance of its benchmark, the Lehman Brothers
(LB) 1-10 Year TIPS Index, for the 12-month period ended August 31, 2006, but underperformed its benchmark for the six-month period.

Yields rose over both periods, but total return was positive due to inflation accrual and coupon payments. Over the past year, the Portfolio's duration was consistently shorter than its benchmark's duration. From a curve perspective, the Portfolio was short the 10-year sector, long the 5-year sector and neutral elsewhere. Relative to the benchmark, these positions largely offset each other. As such, the Portfolio posted returns close to those of its benchmark over both the six- and 12-month periods.

Market Review and Investment Strategy

During the annual period under review, the Federal Reserve (the "Fed") raised official interest rates an additional 175 basis points in quarter point increments to end the period at 5.25%. Yields across the maturity spectrum rose with 10-year yields gaining 71 basis points to end the period at 4.73%. The Treasury yield curve remained flat with the yield spread between 2- and 30-year Treasuries at only 10 basis points. U.S. fixed income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Fed rate increases. U.S. Treasuries returned an anemic 0.79%, with shorter maturity Treasuries (1-5 years) returning 2.38%. These securities outperformed longer maturities (20+ years) which returned -3.67%. Treasury Inflation Protected Securities (TIPS) outperformed conventional Treasuries as breakeven inflation rates (a measure of inflation expectations) either rose or did not fall enough to offset the positive inflation accrual. TIPS, as represented by the 1-10 year TIPS Index, posted an absolute return of 2.11% for the annual period.

High Yield Portfolio Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 15


invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

Investment Results

The Portfolio underperformed its benchmark, the Lehman Brothers (LB) High Yield Index (2% constrained), for the 12-month period ended August 31, 2006. The Portfolio's underweight positions in the automotive and airlines industries, which outperformed during the year, detracted from the Portfolio's relative performance. Security selection within the paper/packaging, housing and financial industries also detracted from performance. Contributing positively to relative Portfolio performance was security selection in both auto suppliers and the chemicals industry.

For the six-month period ended August 31, 2006, the Portfolio also underperformed its benchmark. During this time frame, an underweight position in the automotive industry detracted from Portfolio performance, while the Portfolio's security selection within its cable holdings contributed positively to performance.

Market Review and Investment Strategy

U.S. fixed income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve (the "Fed") interest rate increases. U.S. Treasuries returned an anemic 0.79%, while other high-grade sectors posted modest returns in a narrow band between 1% and 3%. The Fed raised official interest rates an additional 175 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose with 10-year yields gaining 71 basis points to end the period at 4.73%. The Treasury yield curve remained flat with the yield spread between 2- and 30-year Treasuries at only 10 basis points.

The high yield market outperformed high-grade fixed income sectors as higher-yielding debt is typically less sensitive to the negative effects of rising interest rates. As represented by the LB High Yield Index (2% constrained), high yield posted a return of 4.83% for the annual reporting period. On a month-to-month basis, high yield performance fluctuated during the period in response to economic perceptions, equity valuations and speculation over Fed policy. In May, the FOMC (Federal Open Market Committee) reported that inflationary risks remained, triggering concerns about further rate hikes and sending fixed-income markets, including high yield, into negative territory. In July and August, however, fixed-income markets staged a rally as weaker-than-expected inflation data was released and a pause in the Fed's tightening cycle finally materialized. For the period, the spread for high yield over like-duration Treasuries tightened by 12 basis points.

By quality tier, lower-rated debt outperformed higher-quality debt with


16 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


lower-rated CCC returning 7.02%, followed by B-rated debt at 5.45% and BB-rated at 3.06%. On an industry level, top performers included transportation at 11.83% and tobacco at 11.28%. A significant rebound in the airlines industry, which returned 16.63%, helped transportation. Underperforming industries included home construction, which returned -1.16%, and health care, which returned -0.55%. Home construction was negatively impacted by higher mortgage rates and a slowdown in the real estate market, while health care was dragged down by HCA after it became a target for a leveraged buyout.

During the annual reporting period, the Portfolio's higher-beta credits (those securities with greater volatility) were reduced. Although credit metrics, corporate profits and cash flow were relatively strong, spreads were at historically tight levels while risks in the marketplace increased--leaving little margin for error. While industry dispersion remained relatively narrow, security selection was more of a focus in a quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, the Portfolio remained well-diversified.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 17


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged FTSE European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Global Real Estate Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


(Historical Performance continued on next page)


18 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Lehman Brothers 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 19


HISTORICAL PERFORMANCE
(continued from previous page)

The unmanaged Lehman Brothers High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.


(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. The Portfolio may invest in securities issued by non-U.S. companies.

U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

Global Research Growth Portfolio

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 21


HISTORICAL PERFORMANCE
(continued from previous page)

risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.

Global Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. A substantial amount of the Portfolio's assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

International Growth Portfolio

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.


(Historical Performance continued on next page)


22 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-/ mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.

Short Duration Bond Portfolio

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio's asset value. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 23


HISTORICAL PERFORMANCE
(continued from previous page)

shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher rated securities.

Intermediate Duration Bond Portfolio

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's (or Baa2 by Moody's Investor Services) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. These fluctuations could be magnified in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

High Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the pos-


(Historical Performance continued on next page)


24 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


sibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 25


U.S. VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                    6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio             6.05%              13.60%
Russell 1000 Value Index                           6.18%              13.96%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Russell 1000 Value Index: $11,848

AllianceBernstein U.S. Value Portfolio: $11,766

                        AllianceBernstein                     Russell 1000
                       U.S. Value Portfolio                    Value Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,358                              10,397
8/31/06                       11,766                              11,848

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


26 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                    6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
  Growth Portfolio                                -7.05%               4.10%
Russell 1000 Growth Index                         -1.36%               3.68%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein U.S. Large Cap Growth Portfolio: $11,179

Russell 1000 Growth Index: $10,714

                     AllianceBernstein U.S. Large             Russell 1000
                          Cap Growth Portfolio                Growth Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,738                              10,334
8/31/06                       11,179                              10,714

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 27


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                   6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Real Estate
  Investment Portfolio                            12.17%              27.18%
FTSE EPRA/NAREIT Equity Index                     11.96%              30.43%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

FTSE EPRA/NAREIT Equity Index: $14,076

AllianceBernstein Global Real Estate Investment Portfolio: $13,710

                AllianceBernstein Global Real               FTSE EPRA/NAREIT
                 Estate Investment Portfolio                  Equity Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,780                              10,792
8/31/06                       13,710                              14,076

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. Benchmark returns are from the closest month-end to the Portfolio's inception date (5/31/05). The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


28 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIOD ENDED AUGUST 31, 2006                           Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio          -0.10%
MSCI World Index                                             2.44%

* Since the Portfolio's inception on 6/1/06.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
6/1/06* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

MSCI World Index: $10,244

AllianceBernstein Global Research Growth Portfolio: $9,990

                   AllianceBernstein Global
                   Research Growth Portfolio                 MSCI World Index
-------------------------------------------------------------------------------
6/1/06*                      $10,000                             $10,000
8/31/06                        9,990                              10,244

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio (since its inception on 6/1/06* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 6/1/06.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 29


GLOBAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIOD ENDED AUGUST 31, 2006                           Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein Global Value Portfolio                     2.40%
MSCI World Index                                             2.44%

* Since the Portfolio's inception on 6/1/06.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
6/1/06* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

MSCI World Index: $10,244

AllianceBernstein Global Value Portfolio: $10,240

                   AllianceBernstein Global
                        Value Portfolio                     MSCI World Index
-------------------------------------------------------------------------------
6/1/06*                      $10,000                             $10,000
8/31/06                       10,240                              10,244

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Portfolio (since its inception on 6/1/06* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 6/1/06.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


30 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                    6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio     10.18%            32.16%
MSCI EAFE Value Index                                8.72%            26.26%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein International Value Portfolio: $14,499

MSCI EAFE Value Index: $13,598

               AllianceBernstein International                  MSCI EAFE
                        Value Portfolio                        Value Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,971                              10,770
8/31/06                       14,499                              13,598

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 31


INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                      6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio     4.45%            20.88%
MSCI EAFE Growth Index                               7.14%            22.27%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

MSCI EAFE Growth Index: $13,121

AllianceBernstein International Growth Portfolio: $12,805

              AllianceBernstein International                   MSCI EAFE
                       Growth Portfolio                       Growth Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,593                              10,731
8/31/06                       12,805                              13,121

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


32 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


SMALL/MID-CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                      6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Value Portfolio     -0.52%             5.24%
Russell 2500 Value Index                             2.13%            10.13%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Russell 2500 Value Index: $11,947

AllianceBernstein Small/Mid-Cap Value Portfolio: $11,231

               AllianceBernstein Small/Mid-Cap                Russell 2500
                        Value Portfolio                        Value Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,672                              10,848
8/31/06                       11,231                              11,947

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid-Cap Value Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 33


SMALL/MID-CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                      6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Growth Portfolio    -6.63%             8.00%
Russell 2500 Growth Index                           -4.65%             6.07%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein Small/Mid-Cap Growth Portfolio: $11,877

Russell 2500 Growth Index: $11,600

                AllianceBernstein Small/Mid-Cap               Russell 2500
                        Growth Portfolio                      Growth Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,997                              10,936
8/31/06                       11,877                              11,600

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid-Cap Growth Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


34 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


SHORT DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                      6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio      2.48%             3.39%
Merrill Lynch 1-3 Year Treasury Index                2.24%             2.95%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein Short Duration Bond Portfolio: $10,424

ML 1-3 Year Treasury Index: $10,350

               AllianceBernstein Short Duration         Merrill Lynch 1-3 Year
                         Bond Portfolio                      Treasury Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,082                              10,053
8/31/06                       10,424                              10,350

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. Benchmark returns are from the month-end closest to the Portfolio's inception date (5/31/05). The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 35


INTERMEDIATE DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                    6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Intermediate Duration
  Bond Portfolio                                   1.88%               2.13%
Lehman Brothers U.S. Aggregate Index               1.82%               1.71%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein Intermediate Duration Bond Portfolio: $10,412

LB U.S. Aggregate Index: $10,264

                AllianceBernstein Intermediate            Lehman Brothers U.S.
                    Duration Bond Portfolio                  Aggregate Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,195                              10,091
8/31/06                       10,412                              10,264

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. Benchmark returns are from the month-end closest to the Portfolio's inception date (5/31/05). The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


36 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INFLATION PROTECTED SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                    6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Inflation Protected
  Securities Portfolio                             2.38%               2.11%
Lehman Brothers 1-10 Year TIPS Index               2.44%               2.11%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein Inflation Protected Securities Portfolio: $10,304

LB 1-10 Year TIPS Index: $10,281

                 AllianceBernstein Inflation                   LB 1-10 Year
               Protected Securities Portfolio                   TIPS Index
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,092                              10,069
8/31/06                       10,304                              10,281

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Inflation Protected Securities Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. Benchmark returns are from the month-end closest to the Portfolio's inception date (5/31/05). The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 37


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED AUGUST 31, 2006                   6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio             2.36%               4.06%
Lehman Brothers High Yield Index
  (2% constrained)                                 2.71%               4.83%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

LB High Yield Index (2% constrained): $10,874

AllianceBernstein High Yield Portfolio: $10,862

                  AllianceBernstein High Yield            LB High Yield Index
                            Portfolio                       (2% constrained)
-------------------------------------------------------------------------------
5/20/05*                     $10,000                             $10,000
8/31/05                       10,438                              10,373
8/31/06                       10,862                              10,874

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio (since its inception on 5/20/05* to 8/31/06) as compared to the performance of the Portfolio's benchmark. Benchmark returns are from the month-end closest to the Portfolio's inception date (5/31/05). The chart assumes the reinvestment of dividends and capital gains distributions.

* Since Inception. The Portfolio's inception date is 5/20/05.


See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


38 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006

                                                      NAV/SEC Returns+
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio
1 Year                                                      13.60%
Since Inception*                                            13.53%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year                                                       4.10%
Since Inception*                                             9.08%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year                                                      27.18%
Since Inception*                                            27.90%

AllianceBernstein Global Research Growth Portfolio
Since Inception*                                            -0.10%

AllianceBernstein Global Value Portfolio
Since Inception*                                             2.40%

AllianceBernstein International Value Portfolio
1 Year                                                      32.16%
Since Inception*                                            33.60%

AllianceBernstein International Growth Portfolio
1 Year                                                      20.88%
Since Inception*                                            21.27%

AllianceBernstein Small/Mid-Cap Value Portfolio
1 Year                                                       5.24%
Since Inception*                                             9.48%

AllianceBernstein Small/Mid-Cap Growth Portfolio
1 Year                                                       8.00%
Since Inception*                                            14.36%

* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

+ These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Returns for these two Portfolios are cumulative, not annualized.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 39


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006

                                                      NAV/SEC Returns+
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio
1 Year                                                       3.39%
Since Inception*                                             3.29%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year                                                       2.13%
Since Inception*                                             3.20%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year                                                       2.11%
Since Inception*                                             2.37%

AllianceBernstein High Yield Portfolio
1 Year                                                       4.06%
Since Inception*                                             6.66%

* Inception date: 5/20/05 for all Portfolios.

+ These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


40 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT
CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                             SEC Returns
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio
1 Year                                                           15.35%
Since Inception*                                                 14.65%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year                                                            3.34%
Since Inception*                                                 10.42%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year                                                           28.30%
Since Inception*                                                 27.87%

AllianceBernstein Global Research Growth Portfolio
Since Inception*                                                  0.04%

AllianceBernstein Global Value Portfolio
Since Inception*                                                  3.67%

AllianceBernstein International Value Portfolio
1 Year                                                           28.42%
Since Inception*                                                 32.34%

AllianceBernstein International Growth Portfolio
1 Year                                                           14.42%
Since Inception*                                                 18.87%

AllianceBernstein Small/Mid-Cap Value Portfolio
1 Year                                                            8.54%
Since Inception*                                                 10.29%

AllianceBernstein Small/Mid-Cap Growth Portfolio
1 Year                                                            6.58%
Since Inception*                                                 14.21%

* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Returns for these two Portfolios are cumulative, not annualized.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 41


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT
CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                              SEC Returns
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio
1 Year                                                            4.06%
Since Inception*                                                  3.51%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year                                                            3.74%
Since Inception*                                                  3.59%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year                                                            2.11%
Since Inception*                                                  2.37%

AllianceBernstein High Yield Portfolio
1 Year                                                            6.60%
Since Inception*                                                  7.37%

* Inception date: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 18-25.

(Historical Performance continued on next page)


42 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Fund Expenses continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 43


FUND EXPENSES
(continued from previous page)

                       Beginning            Ending      Expenses   Annualized
                   Account Value     Account Value   Paid During      Expense
                   March 1, 2006   August 31, 2006       Period*       Ratio*
-------------------------------------------------------------------------------
U.S. Value Portfolio
Actual                    $1,000         $1,060.48         $0.21         0.04%
Hypothetical+             $1,000         $1,025.00         $0.20         0.04%

U.S. Large Cap
Growth Portfolio
Actual                    $1,000         $  929.51         $0.15         0.03%
Hypothetical+             $1,000         $1,025.05         $0.15         0.03%

Global Real Estate
Investment Portfolio
Actual                    $1,000         $1,121.72         $0.43         0.08%
Hypothetical+             $1,000         $1,024.80         $0.41         0.08%

International Value
Portfolio
Actual                    $1,000         $1,101.75         $0.53         0.10%
Hypothetical+             $1,000         $1,024.70         $0.51         0.10%

International Growth
Portfolio
Actual                    $1,000         $1,044.49         $0.52         0.10%
Hypothetical+             $1,000         $1,024.70         $0.51         0.10%

Small-Mid Cap Value
Portfolio
Actual                    $1,000         $  994.85         $0.35         0.07%
Hypothetical+             $1,000         $1,024.85         $0.36         0.07%

Small-Mid Cap Growth
Portfolio
Actual                    $1,000         $  933.67         $0.29         0.06%
Hypothetical+             $1,000         $1,024.90         $0.31         0.06%

Global Value
Portfolio **
Actual                    $1,000         $1,024.00         $0.38         0.15%
Hypothetical+             $1,000         $1,024.45         $0.77         0.15%

Global Research
Growth Portfolio **
Actual                    $1,000         $  999.00         $0.37         0.15%
Hypothetical+             $1,000         $1,024.45         $0.77         0.15%

Short Duration Bond
Portfolio
Actual                    $1,000         $1,024.75         $0.20         0.04%
Hypothetical+             $1,000         $1,025.00         $0.20         0.04%

Intermediate Duration
Bond Portfolio
Actual                    $1,000         $1,018.79         $0.25         0.05%
Hypothetical+             $1,000         $1,024.95         $0.26         0.05%

Inflation Protected
Securities Portfolio
Actual                    $1,000         $1,023.76         $0.26         0.05%
Hypothetical+             $1,000         $1,024.95         $0.26         0.05%

High-Yield Portfolio
Actual                    $1,000         $1,023.59         $0.41         0.08%
Hypothetical+             $1,000         $1,024.80         $0.41         0.08%

* With the exception of Global Value Portfolio and Global Research Growth Portfolio, expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**    For Global Value Portfolio and Global Research Growth Portfolio, the
"Actual" and "Hypothetical" expenses paid are based on the period from June 1, 2006 (commencement of operations) to August 31, 2006 and the six month period, respectively. Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the since inception period). Hypothetical expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+    Assumes 5% return before expenses.


44 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
o     34.4%   Financial
o     11.8%   Energy
o     11.8%   Consumer Staples
o      9.4%   Utilities
o      6.7%   Consumer Growth
o      6.1%   Capital Equipment
o      5.5%   Technology
o      4.8%   Consumer Cyclicals
o      3.6%   Industrial Commodities
o      1.9%   Medical
o      1.2%   Consumer Services
o      0.8%   Services

o      2.0%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
o     27.6%   Technology
o     24.0%   Health Care
o     18.0%   Finance
o      8.5%   Energy
o      7.0%   Consumer Services
o      5.7%   Consumer Staples
o      4.6%   Aerospace & Defense
o      2.1%   Basic Industry
o      1.1%   Capital Goods
o      0.5%   Multi-Industry Company
o      0.4%   Transportation

o      0.5%   Short-Term

* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 45


PORTFOLIO SUMMARY
August 31, 2006

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
o     29.7%   Diversified
o     17.9%   Office
o     10.6%   Apartments
o      8.9%   Shopping Centers
o      7.3%   Industrial
o      5.5%   Lodging
o      5.2%   Regional Malls
o      5.1%   Retail
o      2.6%   Residential
o      2.4%   Self Storage
o      1.5%   Health Care

o      3.3%   Short-Term


COUNTRY BREAKDOWN*
o     43.4%   United States
o     11.4%   Japan
o      9.2%   United Kingdom
o      9.2%   Australia
o      7.9%   France
o      4.9%   Canada
o      7.0%   Hong Kong
o      1.2%   Singapore
o      1.1%   Netherlands
o      1.0%   Germany
o      0.4%   Finland

o      3.3%   Short-Term

* All data are as of August 31, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


46 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


GLOBAL RESEARCH GROWTH PORTFOLIO

SECTOR BREAKDOWN*
o     28.7%   Financial
o     13.2%   Technology
o     12.6%   Energy
o     10.2%   Consumer Staples
o     10.0%   Medical
o      8.9%   Capital Equipment
o      4.3%   Industrial Commodities
o      3.1%   Consumer Cyclicals
o      2.5%   Basic Industry
o      2.1%   Construction & Housing
o      1.1%   Telecommunications
o      0.9%   Transportation
o      0.4%   Services
o      0.2%   Utilities

o      1.8%   Short-Term


COUNTRY BREAKDOWN*
o     50.1%   United States
o     11.2%   Switzerland
o      9.4%   Japan
o      8.3%   United Kingdom
o      3.1%   Brazil
o      2.9%   France
o      1.6%   Australia
o      1.4%   Bermuda
o      1.1%   China
o      1.1%   Cayman Islands
o      1.1%   Russia
o      1.0%   Norway
o      0.7%   Mexico
o      5.2%   Other

o      1.8%   Short-Term

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Research Growth Portfolio represent less than 0.7% weightings in Austria, Bahamas, Germany, Greece, India, Ireland, Israel, Italy, Netherlands, South Korea, Sweden and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 47


PORTFOLIO SUMMARY
August 31, 2006

GLOBAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
o     34.5%   Financial
o     12.5%   Energy
o     11.2%   Capital Equipment
o      8.3%   Technology
o      7.1%   Industrial Commodities
o      5.6%   Consumer Staples
o      5.2%   Utilities
o      3.1%   Consumer Growth
o      3.0%   Construction & Housing
o      2.8%   Transportation
o      2.4%   Medical
o      1.7%   Telecommunications
o      1.6%   Consumer Cyclicals
o      1.0%   Consumer Services


COUNTRY BREAKDOWN*
o     38.5%   United States
o     14.1%   Japan
o      9.4%   United Kingdom
o      7.7%   France
o      6.7%   Germany
o      4.9%   Canada
o      2.0%   Netherlands
o      1.9%   South Korea
o      1.9%   Cayman Islands
o      1.5%   Italy
o      1.5%   Spain
o      1.4%   Switzerland
o      1.2%   Belgium
o      1.2%   Brazil
o      6.1%   Other

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Value Portfolio represent less than 1.2% weightings in Austria, Bermuda, China, Greece, Hong Kong, Hungary, India, Singapore, South Korea, Taiwan and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


48 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
o     35.5%   Financial
o     12.8%   Capital Equipment
o     10.4%   Energy
o      8.8%   Industrial Commodities
o      7.1%   Technology
o      6.2%   Consumer Staples
o      4.2%   Utilities
o      3.5%   Telecommunication
o      2.8%   Construction & Housing
o      2.7%   Medical
o      2.3%   Transportation
o      0.8%   Consumer Cyclicals

o      2.9%   Short-Term


COUNTRY BREAKDOWN*
o     23.0%   United Kingdom
o     17.1%   Japan
o     15.6%   France
o     10.9%   Germany
o      5.1%   Netherlands
o      4.3%   Taiwan
o      4.0%   South Korea
o      2.7%   China
o      2.5%   Spain
o      2.4%   Italy
o      2.2%   Switzerland
o      2.1%   Brazil
o      1.1%   Belgium
o      4.1%   Other

o      2.9%   Short-Term

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represent less than 1.1% weightings in Canada, Hong Kong, Hungary, Israel, Singapore, South Africa and Sweden.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 49


PORTFOLIO SUMMARY
August 31, 2006

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
o     34.5%   Finance
o     11.7%   Health Care
o     10.2%   Technology
o      8.4%   Consumer Staples
o      7.4%   Consumer Manufacturing
o      6.8%   Basic Industry
o      6.0%   Consumer Services
o      5.2%   Energy
o      3.8%   Capital Goods
o      3.6%   Multi-Industry Company
o      1.1%   Utility

o      1.3%   Short-Term


COUNTRY BREAKDOWN*
o     22.9%   Japan
o     18.7%   Switzerland
o     15.5%   France
o     12.8%   United Kingdom
o      4.6%   Germany
o      3.5%   Italy
o      3.4%   Netherlands
o      2.4%   Spain
o      2.2%   Brazil
o      2.2%   Mexico
o      1.9%   Norway
o      1.8%   Ireland
o      1.7%   Australia
o      5.1%   Other

o      1.3%   Short-Term

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represent less than 1.7% weightings in Bahamas, China, Hong Kong, Russia, South Korea and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


50 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
o     23.5%   Financial
o     12.3%   Capital Equipment
o      8.6%   Industrial Commodities
o      8.1%   Services
o      8.1%   Technology
o      8.0%   Consumer Cyclicals
o      7.7%   Consumer Staples
o      6.8%   Consumer Growth
o      5.9%   Utilities
o      3.4%   Energy
o      1.9%   Non-Financial

o      5.7%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
o     29.0%   Consumer Services
o     21.6%   Technology
o     15.6%   Health Care
o     10.5%   Energy
o      7.2%   Finance
o      5.1%   Capital Goods
o      3.3%   Basic Industry
o      2.4%   Transportation
o      1.8%   Aerospace & Defense
o      1.3%   Multi-Industry Commodities
o      0.9%   Utilities

o      1.3%   Short-Term

* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 51


PORTFOLIO SUMMARY
August 31, 2006

SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
o     54.3%   U.S. Government &
              Government Sponsored Agency Obligations
o     20.9%   Corporate Debt Obligations
o     12.1%   Collateralized Mortgage
              Obligations
o      7.9%   Asset Backed Securities
o      3.5%   Commercial Mortgage
              Backed Securities

o      1.3%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
o     27.9%   Federal National Mortgage
              Association
o     14.2%   Corporate Debt Obligations
o     10.9%   Sovereign Debt Securities
o      8.2%   U.S. Treasury Securities
o      6.2%   Commercial Mortgage
              Backed Securities
o      3.8%   Collateralized Mortgage
              Obligations
o      3.3%   Asset Backed Securities
o      2.3%   Federal Home Loan
              Mortgage Corporation
o      1.4%   Government National
              Mortgage Association

o     21.8%   Short-Term

* All data are as of August 31, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


52 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
o     94.4%   U.S. Government &
              Government Sponsored Agency Obligations
o      2.0%   Non U.S. Dollar Sovereign
              Debt

o      3.6%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*
o      8.4%   Utilities
o      6.1%   Cable
o      5.4%   Gaming
o      4.9%   Automotive
o      4.7%   Communications--Mobile
o      4.6%   Energy
o      4.4%   Health Care
o      4.4%   Structured Notes
o      4.0%   Services
o      4.0%   Communications--Fixed
o      3.7%   Index
o      3.5%   Metals/Mining
o      3.3%   Food/Beverage
o      3.3%   Diversified Media
o     27.9%   Other

o      7.4%   Short Term

* All data are as of August 31, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector weightings for High Yield Portfolio represent less than 2.9% weightings in chemicals, technology, industrial, broadcasting/media, financial, entertainment & leisure, hotel/lodging, building/real estate, paper/packaging, consumer manufacturing, petroleum products, retail, supermarket/drug, transportation, aerospace/defense, public utilities--electric & gas, containers, non-convertible preferred stocks, public utilities--telephone, consumer products and common stocks.

     Please note: The sector classifications presented herein for High Yield Portfolio are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 53


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%

Financial-34.3%
Banks-NYC-7.9%
CIT Group, Inc.                                  97,300     $  4,384,338
Citigroup, Inc.                               1,532,500       75,628,875
JPMorgan Chase & Co.                          1,149,400       52,481,604
The Bank of New York, Inc.                      336,800       11,367,000
                                                             ------------
                                                             143,861,817

Life Insurance-2.4%
Genworth Financial, Inc. Class A                381,600       13,138,488
MetLife, Inc.                                   276,650       15,224,050
Prudential Financial, Inc.                       42,800        3,141,948
Torchmark Corp.                                 101,400        6,308,094
UnumProvident Corp.                             342,700        6,494,165
                                                             ------------
                                                              44,306,745

Major Regional Banks-10.3%
Bank of America Corp.                         1,327,994       68,351,851
BB&T Corp.                                       32,700        1,399,560
Comerica, Inc.                                  198,600       11,369,850
Huntington Bancshares, Inc.                     403,400        9,649,328
KeyCorp.                                         89,900        3,307,421
Mellon Financial Corp.                          308,300       11,478,009
National City Corp.                             388,600       13,437,788
PNC Financial Services Group, Inc.               57,600        4,077,504
Regions Financial Corp.                         330,200       11,883,898
SunTrust Banks, Inc.                             99,200        7,578,880
U.S. Bancorp                                    336,000       10,775,520
Wachovia Corp.                                  335,400       18,322,902
Wells Fargo & Co.                               449,200       15,609,700
                                                             ------------
                                                             187,242,211

Multi-Line Insurance-3.2%
American International Group, Inc.              672,000       42,887,040
The Hartford Financial Services Group, Inc.     174,600       14,991,156
                                                             ------------
                                                              57,878,196

Property-Casualty Insurance-3.8%
ACE, Ltd.                                       145,900        7,858,174
Old Republic International Corp.                243,925        5,098,033
PartnerRe, Ltd.                                  66,100        4,250,230
RenaissanceRe Holdings, Ltd.                    128,700        6,628,050
The Allstate Corp.                               97,050        5,623,077
The Chubb Corp.                                 296,800       14,887,488
The St. Paul Travelers Cos., Inc.               397,186       17,436,465
XL Capital, Ltd. Class A                        124,300        8,159,052
                                                             ------------
                                                              69,940,569


54 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.0%
Astoria Financial Corp.                          56,800     $  1,743,760
Fannie Mae                                      425,050       22,378,882
Freddie Mac                                     330,500       21,019,800
Washington Mutual, Inc.                         205,200        8,595,828
                                                             ------------
                                                              53,738,270

Miscellaneous-3.7%
Federated Investors, Inc. Class B               103,400        3,461,832
Janus Capital Group, Inc.                       373,650        6,643,497
Lehman Brothers Holdings, Inc.                  109,200        6,968,052
MBIA, Inc.                                       89,800        5,534,374
Merrill Lynch & Co., Inc.                       389,500       28,639,935
MGIC Investment Corp.                            28,100        1,626,147
Morgan Stanley                                  109,200        7,184,268
The Goldman Sachs Group, Inc.                    25,000        3,716,250
Waddell & Reed Financial, Inc. Class A          151,300        3,513,186
                                                             ------------
                                                              67,287,541
                                                             ------------
                                                             624,255,349

Energy-11.8%
Gas Pipelines-0.1%
El Paso Corp.                                    56,000          813,120

Offshore Drilling-1.2%
Diamond Offshore Drilling, Inc.                  54,200        3,928,416
ENSCO International, Inc.                        78,200        3,494,758
GlobalSantaFe Corp.                             117,000        5,758,740
Noble Corp.                                      69,500        4,544,605
Rowan Cos., Inc.                                126,800        4,336,560
                                                             ------------
                                                              22,063,079

Oils-Integrated Domestic-2.4%
ConocoPhillips                                  333,100       21,128,533
Marathon Oil Corp.                              128,100       10,696,350
Occidental Petroleum Corp.                       71,200        3,630,488
Total SA (ADR)                                  120,200        8,105,086
                                                             ------------
                                                              43,560,457

Oils-Integrated International-8.1%
BP PLC (ADR)                                     99,700        6,784,585
Chevron Corp.                                   580,300       37,371,320
Exxon Mobil Corp.                             1,531,400      103,629,838
                                                             ------------
                                                             147,785,743
                                                             ------------
                                                             214,222,399

Consumer Staples-11.7%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                 18,900        1,328,670
PepsiCo, Inc.                                   124,100        8,101,248
The Coca-Cola Co.                               342,000       15,325,020
                                                             ------------
                                                              24,754,938


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 55


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.0%
Bunge, Ltd.                                      53,800     $  3,031,092
ConAgra Foods, Inc.                             419,900        9,993,620
General Mills, Inc.                             198,500       10,764,655
Kellogg Co.                                     210,100       10,652,070
Kraft Foods, Inc. Class A                        32,700        1,108,857
Sara Lee Corp.                                   99,400        1,653,022
                                                             ------------
                                                              37,203,316

Restaurants-1.1%
McDonald's Corp.                                556,700       19,985,530

Retail-Food-1.1%
Safeway, Inc.                                   317,400        9,817,182
The Kroger Co.                                  398,300        9,483,523
                                                             ------------
                                                              19,300,705

Soaps-3.5%
Colgate-Palmolive Co.                           180,200       10,786,772
The Clorox Co.                                  152,900        9,144,949
The Procter & Gamble Co.                        715,900       44,314,210
                                                             ------------
                                                              64,245,931

Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                       33,000        1,358,610

Tobacco-2.5%
Altria Group, Inc.                              447,150       37,350,439
UST, Inc.                                       173,900        9,192,354
                                                             ------------
                                                              46,542,793
                                                             ------------
                                                             213,391,823

Utilities-9.3%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                        53,400        2,228,916
Alliant Energy Corp.                             17,600          643,984
American Electric Power Co., Inc.                97,969        3,573,909
Constellation Energy Group, Inc.                 34,350        2,064,091
Dominion Resources, Inc.                        189,300       15,123,177
Entergy Corp.                                   143,700       11,158,305
Northeast Utilities                             137,900        3,145,499
Wisconsin Energy Corp.                           85,125        3,660,375
                                                             ------------
                                                              41,598,256

Telephone-7.0%
American Tower Corp. Class A(a)                  90,000        3,227,400
AT&T, Inc.                                    1,358,800       42,299,444
BellSouth Corp.                                 537,400       21,882,928
Crown Castle International Corp.(a)             287,600        9,881,936
Embarq Corp.(a)                                  38,305        1,806,081
Sprint Corp.                                    766,100       12,962,412
Verizon Communications, Inc.                  1,045,800       36,791,244
                                                             ------------
                                                             128,851,445
                                                             ------------
                                                             170,449,701


56 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-6.6%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)          611,100     $  5,609,898

Drugs-3.2%
Pfizer, Inc.                                  2,151,700       59,300,852

Entertainment-1.5%
The Walt Disney Co.                             198,900        5,897,385
Time Warner, Inc.                             1,335,900       22,202,658
                                                             ------------
                                                              28,100,043

Hospital Management-0.1%
Tenet Healthcare Corp.(a)                       157,800        1,243,464

Other Medical-0.4%
AmerisourceBergen Corp.                         156,700        6,919,872

Radio-TV Broadcasting-1.1%
Comcast Corp. Class A(a)                        403,800       14,133,000
Comcast Corp. Class A Special(a)                148,950        5,199,845
                                                             ------------
                                                              19,332,845
                                                             ------------
                                                             120,506,974

Capital Equipment-6.1%
Aerospace & Defense-0.6%
Goodrich Corp.                                   95,900        3,735,305
The Boeing Co.                                  101,300        7,587,370
                                                             ------------
                                                              11,322,675

Auto & Truck Parts-0.3%
Eaton Corp.                                      81,900        5,446,350

Defense-1.3%
Lockheed Martin Corp.                           108,700        8,978,620
Northrop Grumman Corp.                          200,900       13,422,129
                                                             ------------
                                                              22,400,749

Electrical Equipment-2.9%
Cooper Industries, Ltd. Class A                  54,800        4,487,024
General Electric Co.                          1,429,300       48,681,958
                                                             ------------
                                                              53,168,982

Miscellaneous Capital Goods-1.0%
Ingersoll-Rand Co., Ltd.                        144,000        5,474,880
SPX Corp.                                       132,300        6,985,440
Textron, Inc.                                    72,800        6,105,008
                                                             ------------
                                                              18,565,328
                                                             ------------
                                                             110,904,084


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 57


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Communication-Equipment Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                 209,799     $  2,863,756
Cisco Systems, Inc.(a)                          162,500        3,573,375
Nokia Corp. (ADR)                               379,300        7,919,784
Tellabs, Inc.(a)                                467,600        4,764,844
                                                             ------------
                                                              19,121,759

Computer / Instrumentation-0.7%
Celestica, Inc.(a)                              339,400        3,251,452
Flextronics International, Ltd.(a)              319,100        3,765,380
Sanmina-SCI Corp.(a)                            599,600        2,032,644
Solectron Corp.(a)                              959,100        3,011,574
                                                             ------------
                                                              12,061,050

Computer Services/Software-1.3%
Ceridian Corp.(a)                               204,800        4,888,576
Electronic Data Systems Corp.                   458,600       10,928,438
Microsoft Corp.                                 336,800        8,652,392
                                                             ------------
                                                              24,469,406

Computers-1.8%
EMC Corp.(a)                                    493,200        5,745,780
Hewlett-Packard Co.                             432,600       15,815,856
International Business Machines Corp.           149,800       12,129,306
                                                             ------------
                                                              33,690,942

Semiconductors-0.3%
Agere Systems, Inc.(a)                          328,130        5,000,701

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                      136,200        3,799,980
Tech Data Corp.(a)                               42,875        1,495,909
                                                             ------------
                                                               5,295,889
                                                             ------------
                                                              99,639,747

Consumer Cyclicals-4.7%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                       136,600        4,275,580
V. F. Corp.                                      51,775        3,618,555
                                                             ------------
                                                               7,894,135

Autos & Auto Parts-2.2%
American Axle & Manufacturing Holdings, Inc.     11,000          183,590
Autoliv, Inc.                                   162,800        9,201,456
BorgWarner, Inc.                                121,100        6,867,581
DaimlerChrysler AG                              159,000        8,392,020
Magna International, Inc. Class A               109,000        7,842,550
Toyota Motor Corp. (ADR)                         76,500        8,288,010
                                                             ------------
                                                              40,775,207


58 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Limited Brands, Inc.                            282,000     $  7,255,860
Office Depot, Inc.(a)                           309,400       11,398,296
Saks, Inc.                                      299,500        4,321,785
Target Corp.                                     75,400        3,648,606
                                                             ------------
                                                              26,624,547

Toys-0.5%
Mattel, Inc.                                    455,500        8,581,620

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                          90,900        2,453,391
                                                             ------------
                                                              86,328,900

Industrial Commodities-3.6%
Chemicals-1.7%
Avery Dennison Corp.                            113,700        7,042,578
E. I. Du Pont de Nemours & Co.                  164,400        6,571,068
Eastman Chemical Co.                             27,800        1,458,110
Hercules, Inc.(a)                                63,825          995,670
PPG Industries, Inc.                            163,400       10,353,024
The Lubrizol Corp.                              123,500        5,371,015
                                                             ------------
                                                              31,791,465

Containers-0.9%
Crown Holdings, Inc.(a)                         238,700        4,389,693
Owens-Illinois, Inc.(a)                         275,200        4,172,032
Sonoco Products Co.                             210,400        7,044,192
                                                             ------------
                                                              15,605,917

Paper-1.0%
Kimberly-Clark Corp.                            200,000       12,700,000
Smurfit-Stone Container Corp.(a)                439,600        5,007,044
                                                             ------------
                                                              17,707,044
                                                             ------------
                                                              65,104,426

Medical-1.9%
Health & Personal Care-1.9%
Eli Lilly & Co.                                 153,300        8,574,069
Merck & Co., Inc.                               643,200       26,081,760
                                                             ------------
                                                              34,655,829

Consumer Services-1.2%
Broadcasting & Cable-1.2%
CBS Corp. Class B                               470,850       13,442,768
Viacom, Inc. Class B(a)                         243,750        8,848,125
                                                             ------------
                                                              22,290,893

Services-0.8%
Railroads-0.8%
CSX Corp.                                       245,400        7,415,988
Norfolk Southern Corp.                          178,300        7,618,759
                                                             ------------
                                                              15,034,747

Total Common Stocks
  (cost $1,606,824,625)                                    1,776,784,872


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 59


                                              Principal
                                                 Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $36,430,000)                           $ 36,430   $     36,430,000
                                                          ----------------

Total Investments-99.5%
  (cost $1,643,254,625)                                      1,813,214,872
Other assets less liabilities-0.5%                               8,817,281
                                                          ----------------
Net Assets-100%                                           $  1,822,032,153

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


60 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.5%
Technology-27.6%
Communication Equipment-6.3%
Corning, Inc.(a)                              1,694,800    $  37,692,352
Juniper Networks, Inc.(a)                       854,500       12,535,515
QUALCOMM, Inc.                                1,647,900       62,076,393
                                                             ------------
                                                             112,304,260

Computer Hardware/Storage-5.5%
Apple Computer, Inc.(a)                       1,407,850       95,522,623
Hewlett-Packard Co.                              74,000        2,705,440
                                                             ------------
                                                              98,228,063

Computer Peripherals-1.6%
Network Appliance, Inc.(a)                      835,500       28,607,520

Internet Media-8.6%
Google, Inc. Class A(a)                         226,785       85,844,926
Yahoo!, Inc.(a)                               2,306,900       66,484,858
                                                             ------------
                                                             152,329,784

Semiconductor Components-5.6%
Advanced Micro Devices, Inc.(a)               1,746,500       43,645,035
Broadcom Corp. Class A(a)                     1,613,500       47,501,440
NVIDIA Corp.(a)                                 269,300        7,839,323
                                                             ------------
                                                              98,985,798
                                                             ------------
                                                             490,455,425

Health Care-24.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                   93,280        6,336,510
Genentech, Inc.(a)                              822,600       67,880,952
Gilead Sciences, Inc.(a)                        784,550       49,740,470
                                                             ------------
                                                             123,957,932

Drugs-2.6%
Teva Pharmaceutical Industries, Ltd. (ADR)    1,321,250       45,926,650

Medical Products-3.3%
Alcon, Inc.                                     503,000       59,248,370

Medical Services-11.1%
Caremark Rx, Inc.                               873,200       50,593,208
Medco Health Solutions, Inc.(a)                 376,200       23,839,794
UnitedHealth Group, Inc.                        491,500       25,533,425
WellPoint, Inc.(a)                            1,252,850       96,983,119
                                                             ------------
                                                             196,949,546
                                                             ------------
                                                             426,082,498

Finance-18.0%
Banking-Money Center-4.7%
JPMorgan Chase & Co.                            915,800       41,815,428
UBS AG                                          740,800       42,055,216
                                                             ------------
                                                              83,870,644


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 61


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Banking-Regional-0.7%
Northern Trust Corp.                            238,700     $ 13,364,813

Brokerage & Money Management-8.8%
Franklin Resources, Inc.                        436,600       42,965,806
Legg Mason, Inc.                                449,840       41,052,398
Merrill Lynch & Co., Inc.                       468,500       34,448,805
The Goldman Sachs Group, Inc.                   248,550       36,946,958
                                                             ------------
                                                             155,413,967

Insurance-2.3%
American International Group, Inc.              640,860       40,899,685

Miscellaneous-1.5%
Chicago Mercantile Exchange Holdings, Inc.       22,230        9,781,200
Nasdaq Stock Market, Inc.(a)                    221,160        6,305,272
NYSE Group, Inc.(a)                             180,000       10,674,000
                                                             ------------
                                                              26,760,472
                                                             ------------
                                                             320,309,581

Energy-8.5%
Oil Service-8.5%
Baker Hughes, Inc.                              229,900       16,364,282
GlobalSantaFe Corp.                             486,200       23,930,764
Halliburton Co.                               2,189,300       71,414,966
Nabors Industries, Ltd.(a)                      701,400       23,062,032
Schlumberger, Ltd.                              265,700       16,287,410
                                                             ------------
                                                             151,059,454

Consumer Services-7.0%
Cellular Communications-1.2%
America Movil S.A. de C.V. (ADR)                557,600       20,804,056

Restaurants & Lodging-2.9%
Hilton Hotels Corp.                             352,000        8,965,440
Las Vegas Sands Corp.(a)                        119,750        8,359,748
McDonald's Corp.                                828,850       29,755,715
Starwood Hotels & Resorts Worldwide, Inc.        89,950        4,790,737
                                                             ------------
                                                              51,871,640

Retail-General Merchandise-2.9%
eBay, Inc.(a)                                    93,930        2,616,890
Kohl's Corp.(a)                                 127,100        7,945,021
Lowe's Cos., Inc.                               559,400       15,137,364
Target Corp.                                    517,350       25,034,566
                                                             ------------
                                                              50,733,841
                                                             ------------
                                                             123,409,537

Consumer Staples-5.7%
Household Products-4.4%
The Procter & Gamble Co.                      1,259,100       77,938,290


62 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Retail-Food & Drug-1.3%
Walgreen Co.                                    278,400    $  13,769,664
Whole Foods Market, Inc.                        186,660       10,008,709
                                                          ---------------
                                                              23,778,373
                                                          ---------------
                                                             101,716,663

Aerospace & Defense-4.6%
Aerospace-4.6%
Rockwell Collins, Inc.                          239,750       12,570,092
The Boeing Co.                                  917,500       68,720,750
                                                          ---------------
                                                              81,290,842

Basic Industry-2.1%
Chemicals-2.1%
Monsanto Co.                                    781,400       37,069,616

Capital Goods-1.1%
Electrical Equipment-0.8%
Emerson Electric Co.                            175,950       14,454,292

Miscellaneous-0.3%
United Technologies Corp.                        93,200        5,844,572
                                                          ---------------
                                                              20,298,864

Multi-Industry Company-0.5%
Capital Equipment-0.5%
Textron, Inc.                                    98,500        8,260,210

Transportation-0.4%
Railroad-0.4%
CSX Corp.                                       208,500        6,300,870

Total Common Stocks
  (cost $1,697,900,986)                                    1,766,253,560

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $9,442,000)                             $ 9,442        9,442,000

Total Investments-100.0%
  (cost $1,707,342,986)                                    1,775,695,560
Other assets less liabilities-0.0%                              (221,346)
                                                          ---------------
Net Assets-100%                                           $1,775,474,214

(a)   Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 63


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.3%

Real Estate Investment Trusts-95.3%
Apartments-10.4%
Archstone-Smith Trust                           204,400    $  10,869,992
AvalonBay Communities, Inc.                     140,900       17,048,900
Boardwalk Real Estate Investment Trust          225,400        6,199,367
Camden Property Trust                           160,100       12,422,159
Canadian Apartment Properties REI               115,000        1,846,783
Equity Residential Properties Trust             343,500       17,130,345
Essex Property Trust, Inc.                       42,500        5,332,475
Mid-America Apartment Communities, Inc.         164,500        9,935,800
United Dominion Realty Trust, Inc.              197,600        6,028,776
                                                             ------------
                                                              86,814,597

Diversified-29.3%
British Land Co. PLC                            855,293       22,232,742
Canadian Real Estate Investment Trust           121,800        2,807,803
Cominar Real Estate Investment Trust            128,200        2,389,324
Forest City Enterprises, Inc. Class A           125,013        6,723,199
GPT Group                                     4,087,500       14,254,008
H&R Real Estate Investment                      137,100        2,691,640
Hammerson PLC                                   353,000        8,547,613
Kerry Properties, Ltd.                        5,480,832       20,674,242
Land Securities Group PLC                       651,964       23,513,199
Mitsui Fudosan Co., Ltd.                      1,289,000       28,746,332
New World Development, Ltd.                   9,073,601       16,264,528
Sumitomo Realty & Development                   862,000       25,268,610
Sun Hung Kai Properties, Ltd.                 1,046,600       11,404,036
Unibail                                         195,318       38,120,075
Vornado Realty Trust                            160,500       16,998,555
Wereldhave NV                                    32,200        3,381,925
                                                             ------------
                                                             244,017,831

Health Care-1.5%
Ventas, Inc.                                    303,500       12,155,175

Industrial-7.2%
AMB Property Corp.                               63,200        3,528,456
Ascendas Real Estate Investment Trust         4,468,261        5,840,136
Bail Investissement Fonciere                    138,600        8,973,194
Brixton PLC                                     223,900        2,244,889
First Potomac Realty Trust                      113,600        3,522,736
Macquarie Goodman Group                       1,465,807        7,088,139
ProLogis Trust                                  369,300       20,850,678
Slough Estates PLC                              473,050        5,917,395
Summit Real Estate Investment Trust              86,100        2,321,343
                                                             ------------
                                                              60,286,966


64 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Lodging-5.5%
Equity Inns, Inc.                               256,000     $  3,937,280
FelCor Lodging Trust, Inc.                      284,300        6,098,235
Host Hotels & Resorts, Inc.                     526,757       11,873,103
LaSalle Hotel Properties                        104,500        4,591,730
Starwood Hotels & Resorts Worldwide, Inc.        71,100        3,786,786
Strategic Hotels & Resorts, Inc.                324,800        6,625,920
Sunstone Hotel Investors, Inc.                  283,000        8,461,700
                                                             ------------
                                                              45,374,754

Office-17.6%
Alexandria Real Estate Equities, Inc.           106,900       10,478,338
Allied Properties Real Estate Investment Trust  264,100        4,169,497
BioMed Realty Trust, Inc.                        68,000        2,117,520
Boston Properties, Inc.                         151,800       15,427,434
Brookfield Properties Corp.                     170,500        5,976,025
Corporate Office Properties Trust               273,500       12,846,295
DB RREEF Trust                                8,538,095       10,193,331
Derwent Valley Holdings PLC                     145,878        5,017,314
Digital Realty Trust, Inc.                      333,400        9,971,994
Dundee Real Estate Investment Trust             148,300        4,259,952
Equity Office Properties Trust                  133,300        4,944,097
ING Office Fund                               4,222,466        4,753,380
IVG Immobilien AG                                96,000        3,110,636
Japan Real Estate Investment Corp.                1,460       12,558,537
Maguire Properties, Inc.                        240,000        9,578,400
Nippon Building Fund, Inc.                        2,161       21,161,297
Reckson Associates Realty Corp.                  57,400        2,456,146
SL Green Realty Corp.                            69,300        7,731,108
                                                             ------------
                                                             146,751,301

Regional Malls-5.2%
General Growth Properties, Inc.                 180,200        8,168,466
Macerich Co.                                     10,900          813,794
RioCan Real Estate Investment Trust             295,800        6,128,490
Simon Property Group, Inc.                      263,600       22,350,644
Taubman Centers, Inc.                           133,000        5,358,570
                                                             ------------
                                                              42,819,964

Residential-2.5%
Deutsche Wohnen AG                               17,000        5,279,796
Sino Land Co., Ltd.                           5,580,601        9,405,466
Stockland                                     1,170,684        6,465,515
                                                             ------------
                                                              21,150,777

Retail-5.0%
Capital & Regional PLC                          422,928        8,109,766
CapitaMall Trust                              2,438,800        3,655,823
Citycon Oyj                                     660,000        3,228,045
Westfield Group                               1,905,964       26,559,603
                                                             ------------
                                                              41,553,237

Self Storage-2.4%
Public Storage, Inc.                            231,500       20,059,475


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 65


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-8.7%
Centro Properties Group                         439,127     $  2,565,785
Developers Diversified Realty Corp.             112,500        6,086,250
Federal Realty Investment Trust                  82,000        6,073,740
Japan Retail Fund Investment Corp.                  820        5,914,230
Kimco Realty Corp.                              348,200       14,467,710
Klepierre                                       125,100       17,577,193
Macquarie CountryWide Trust                   2,300,621        3,396,613
Primaris Retail Real Estate Investment Trust     85,000        1,349,634
Regency Centers Corp.                            64,500        4,338,915
Rodamco Europe NV                                49,550        5,352,392
Tanger Factory Outlet Centers, Inc.             154,100        5,516,780
                                                             ------------
                                                              72,639,242

Total Common Stocks
  (cost $647,214,512)                                        793,623,319

SHORT-TERM INVESTMENT-3.4%
Time Deposit-3.4%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $27,913,000)                           $ 27,913       27,913,000

Total Investments-98.7%
  (cost $675,127,512)                                        821,536,319
Other assets less liabilities-1.3%                            11,158,743
                                                             ------------
Net Assets-100%                                             $832,695,062


See notes to financial statements.


66 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.2%

Financial-34.7%
Banking-21.6%
Bank Hapoalim, Ltd.                           1,664,800     $  7,320,865
Bank Leumi Le-Israel                            736,900        2,626,603
Barclays PLC                                  1,831,300       22,944,108
BNP Paribas, SA                                 227,300       24,168,306
Credit Agricole, SA                             454,610       18,472,986
Credit Suisse Group                             394,500       21,987,624
Fortis                                          282,600       11,004,281
HBOS PLC                                        958,560       18,305,695
Kookmin Bank                                    164,700       13,281,499
Royal Bank of Scotland Group PLC                698,900       23,706,625
Societe Generale                                125,125       20,210,443
Standard Bank Group, Ltd.                       472,700        5,098,714
Sumitomo Mitsui Financial Group, Inc.             2,359       26,456,641
                                                             ------------
                                                             215,584,390

Financial Services-2.7%
ORIX Corp.                                      103,300       27,272,797

Insurance-10.4%
Assurances Generales de France                  106,900       13,424,478
Aviva PLC                                     1,273,223       17,892,861
Friends Provident PLC                         2,813,720        9,967,111
ING Groep NV                                    922,011       39,946,659
Muenchener Rueckversicherungs
  Gesellschaft AG                               148,700       22,419,495
                                                             ------------
                                                             103,650,604
                                                             ------------
                                                             346,507,791

Capital Equipment-12.6%
Aerospace & Defense-2.4%
BAE Systems PLC                               1,488,100       10,496,124
European Aeronautic Defence & Space Co.         428,190       12,921,678
                                                             ------------
                                                              23,417,802

Automobiles-7.8%
Continental AG                                  261,700       28,012,889
Renault, SA                                     277,300       32,312,181
Toyota Motor Corp.                              319,600       17,271,801
                                                             ------------
                                                              77,596,871

Machinery & Engineering-2.4%
MAN AG                                          186,400       14,264,726
Sumitomo Heavy Industries, Ltd.               1,152,000        9,908,217
                                                             ------------
                                                              24,172,943
                                                             ------------
                                                             125,187,616


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 67


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.2%
Energy Sources-9.7%
BP PLC                                          806,100     $  9,147,144
Canadian Natural Resources, Ltd.                 11,300          593,268
China Petroleum & Chemical Corp.             20,684,500       12,218,678
ENI SpA                                         626,100       19,143,745
MOL Magyar Olaj-es Gazipari Rt.                  69,800        7,085,383
Petroleo Brasileiro, SA (ADR)                   257,300       20,743,526
Repsol YPF, SA                                  478,100       13,755,534
Total, SA                                       213,500       14,417,212
                                                             ------------
                                                              97,104,490

Oil & Gas Services-0.5%
PetroChina Co., Ltd.                          4,412,000        4,952,302
                                                             ------------
                                                             102,056,792

Industrial Commodities-8.6%
Chemicals-0.9%
Mitsui Chemicals, Inc.                        1,280,000        8,962,782

Forest & Paper-0.9%
Svenska Cellulosa AB Series B                   214,400        9,185,416

Metal-Nonferrous-2.1%
Xstrata PLC                                     475,240       21,387,775

Metal-Steel-4.7%
JFE Holdings, Inc.                              475,400       19,286,360
Mittal Steel Co. NV(a)                          294,332        9,823,020
POSCO                                            69,400       17,378,339
                                                             ------------
                                                              46,487,719
                                                             ------------
                                                              86,023,692

Technology-7.0%
Electrical & Electronics-1.0%
Compal Electronics, Inc. (GDR)(b)             2,168,608        9,650,307

Electronic Components & Instruments-6.0%
AU Optronics Corp.                            6,571,400        9,621,945
Flextronics International, Ltd.(a)              584,400        6,895,920
Samsung Electronics Co., Ltd.                    12,150        8,189,041
Sharp Corp.                                     691,000       12,316,792
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                       1,634,423       15,216,478
United Microelectronics Corp.                14,442,227        7,919,796
                                                             ------------
                                                              60,159,972
                                                             ------------
                                                              69,810,279

Consumer Staples-6.1%
Beverages & Tobacco-4.4%
British American Tobacco PLC                    777,153       21,354,460
Japan Tobacco, Inc.                               5,870       22,295,879
                                                             ------------
                                                              43,650,339


68 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-1.7%
J Sainsbury PLC                               2,501,900    $  16,976,993
                                                             ------------
                                                              60,627,332

Utilities-4.2%
Electric & Gas Utility-4.2%
E.ON AG                                         184,200       23,422,518
Endesa, SA                                      291,800       10,187,483
RWE AG                                           84,650        7,754,965
                                                             ------------
                                                              41,364,966

Telecommunications-3.4%
Telecommunications-3.4%
China Netcom Group Corp., Ltd.                5,217,500        9,168,549
Nippon Telegraph & Telephone Corp.                1,000        5,037,547
Vodafone Group PLC                            9,082,937       19,684,597
                                                             ------------
                                                              33,890,693

Construction & Housing-2.7%
Building Materials-0.4%
Buzzi Unicem SpA                                194,400        4,364,982

Construction & Housing-2.2%
George Wimpey PLC                               515,700        4,921,245
Leopalace21 Corp.                               189,200        6,677,276
Persimmon PLC                                   158,400        3,755,166
Taylor Woodrow PLC                            1,035,400        6,762,353
                                                             ------------
                                                              22,116,040

Real Estate-0.1%
Sino Land Co., Ltd.                             471,800          795,165
                                                             ------------
                                                              27,276,187

Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca PLC                                  45,400        2,946,170
GlaxoSmithKline PLC                             246,300        6,987,619
Sanofi-Aventis                                  181,519       16,302,506
                                                             ------------
                                                              26,236,295

Transportation-2.3%
Transportation-Airlines-1.1%
Deutsche Lufthansa AG                           547,700       10,853,353

Transportation-Shipping-1.2%
Mitsui OSK Lines, Ltd.                        1,541,000       11,699,573
                                                             ------------
                                                              22,552,926

Consumer Cyclicals-0.8%
Leisure & Tourism-0.8%
Whitbread PLC                                   333,794        7,782,096

Total Common Stocks
  (cost $768,409,513)                                        949,316,665


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 69


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $28,334,000)                           $ 28,334    $  28,334,000

Total Investments-98.0%
  (cost $796,743,513)                                        977,650,665
Other assets less liabilities-2.0%                            19,720,179
                                                            -------------
Net Assets-100%                                             $ 997,370,844


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                            Value at
               Number of     Expiration       Original     August 31,     Unrealized
     Type      Contracts        Month           Value         2006       Appreciation
--------------------------------------------------------------------------------------
EURO STOXX 50     219      September 2006   $ 9,853,680  $ 10,689,784      $ 836,104

(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $9,650,307 or 1.0% of net assets.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


70 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.4%

Finance-34.0%
Banking-Money Center-16.5%
Banco Bilbao Vizcaya Argentaria, SA             935,074    $  21,389,773
BNP Paribas, SA                                 305,481       32,481,118
Commerzbank AG                                  263,361        9,204,815
Credit Suisse Group                             376,879       21,005,510
Mitsubishi Tokyo Financial Group, Inc.            1,951       26,466,977
Standard Chartered PLC                          335,346        8,399,179
Sumitomo Mitsui Financial Group, Inc.             2,437       27,331,426
                                                             ------------
                                                             146,278,798

Banking-Regional-2.1%
UniCredito Italiano SpA                       2,397,052       19,101,776

Brokerage & Money Management-4.8%
Man Group PLC                                 1,776,986       14,290,382
Nomura Holdings, Inc.                         1,461,700       28,044,813
                                                             ------------
                                                              42,335,195

Insurance-6.0%
ING Groep NV                                    676,734       29,319,891
QBE Insurance Group, Ltd.                       817,616       14,869,515
Swiss Re                                        115,997        8,847,336
                                                             ------------
                                                              53,036,742

Miscellaneous-4.6%
ORIX Corp.                                       36,930        9,750,091
UBS AG                                          548,114       30,984,504
                                                             ------------
                                                              40,734,595
                                                             ------------
                                                             301,487,106

Health Care-11.6%
Drugs-9.3%
AstraZeneca PLC                                 230,905       14,984,261
Novartis AG                                     320,348       18,275,198
Roche Holding AG                                181,964       33,527,160
Sanofi-Aventis                                   76,403        6,861,873
Takeda Pharmaceutical Co., Ltd.                 135,700        8,966,829
                                                             ------------
                                                              82,615,321

Medical Products-2.3%
Alcon, Inc.                                      28,100        3,309,899
Essilor International, SA                        86,621        8,968,843
Nobel Biocare Holding AG                         31,638        7,706,637
                                                             ------------
                                                              19,985,379
                                                             ------------
                                                             102,600,700


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 71


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-10.1%
Computer Hardware/Storage-1.1%
High Tech Computer Co., Credit Suisse FB
  Nassau Bank of America Warrants,
  expiring 9/18/08(a)                           395,480     $  9,941,181

Computer Peripherals-0.7%
JP Morgan International, Ltd. Foxconn
  Technologies Warrants,
  expiring 8/22/08(a)(b)                        848,700        6,390,711

Computer Services-3.0%
Cap Gemini, SA                                  485,177       26,608,792

Electric Components-0.0%
Largan Precision Co., Ltd.                        6,200          128,167

Semiconductor Components-0.4%
Samsung Electronics Co., Ltd.                     5,161        3,478,489

Software-2.0%
SAP AG                                           92,405       17,652,452

Miscellaneous-2.9%
Canon, Inc.                                     302,550       15,030,164
Hoya Corp.                                      286,500       10,371,303
                                                             ------------
                                                              25,401,467
                                                             ------------
                                                              89,601,259

Consumer Staples-8.3%
Beverages-1.8%
Companhia de Bebidas das Americas (ADR)         110,500        4,957,030
SABMiller PLC                                   569,948       11,227,958
                                                             ------------
                                                              16,184,988

Cosmetics-0.5%
L'Oreal, SA                                      42,464        4,446,432

Food-3.1%
Groupe Danone                                    58,121        7,997,874
Nestle, SA                                       58,269       20,019,516
                                                             ------------
                                                              28,017,390

Retail-Food & Drug-1.2%
Carrefour, SA                                   168,611       10,409,298

Tobacco-1.7%
British American Tobacco PLC                    537,352       14,765,254
                                                             ------------
                                                              73,823,362

Consumer Manufacturing-7.3%
Appliances-1.0%
Sony Corp.                                      209,800        9,100,485


72 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Auto & Related-2.4%
Honda Motor Co., Ltd.                           223,200     $  7,553,059
Toyota Motor Corp.                              246,100       13,299,719
                                                             ------------
                                                              20,852,778

Building & Related-3.9%
CRH PLC                                         463,258       16,023,819
Vinci, SA                                       169,489       18,348,009
                                                             ------------
                                                              34,371,828
                                                             ------------
                                                              64,325,091

Basic Industry-6.7%
Chemicals-2.0%
Air Liquide, SA                                  21,601        4,559,025
Bayer AG                                        261,527       12,979,232
                                                             ------------
                                                              17,538,257

Mining & Metals-4.7%
China Shenhua Energy Co., Ltd. Class H        3,314,000        5,856,993
Companhia Vale do Rio Doce (ADR)                275,800        5,913,152
Rio Tinto PLC                                   337,534       17,028,469
Xstrata PLC                                     295,852       13,314,570
                                                             ------------
                                                              42,113,184
                                                             ------------
                                                              59,651,441

Consumer Services-6.0%
Broadcasting & Cable-1.7%
Societe Television Francaise 1                  461,868       14,761,926

Cellular Communications-2.2%
America Movil S.A. de C.V. (ADR)                523,200       19,520,592

Retail-General Merchandise-1.5%
Esprit Holdings, Ltd.                           560,000        4,649,683
Marks & Spencer Group PLC                       781,499        8,813,918
                                                             ------------
                                                              13,463,601

Miscellaneous-0.6%
Li & Fung, Ltd.                               2,110,000        5,027,247
                                                             ------------
                                                              52,773,366

Energy-5.1%
International-5.1%
ENI SpA                                         371,499       11,359,020
LUKOIL (ADR)                                    103,550        8,667,135
Norsk Hydro ASA                                 654,670       16,862,852
Petroleo Brasileiro, SA (ADR)                    96,800        8,679,088
                                                             ------------
                                                              45,568,095

Capital Goods-3.8%
Engineering & Construction-2.2%
ABB, Ltd.                                     1,490,323       19,831,176


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 73


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.6%
Nitto Denko Corp.                               192,800    $  13,801,357
                                                             ------------
                                                              33,632,533

Multi-Industry Company-3.5%
Multi-Industry Company-3.5%
Mitsui & Co., Ltd.                            2,150,000       31,022,201

Utilities-1.0%
Electric & Gas Utility-1.0%
BG Group PLC                                    698,647        9,135,199

Total Common Stocks & Other Investments
  (cost $764,109,918)                                        863,620,353

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $11,450,000)                           $ 11,450       11,450,000

Total Investments-98.7%
  (cost $775,559,918)                                        875,070,353
Other assets less liabilities-1.3%                            11,360,575
                                                            -------------
Net Assets-100%                                             $886,430,928

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $6,390,711 or 0.7% of net assets.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


74 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.6%

Financial-23.8%
Major Regional Banks-4.3%
Central Pacific Financial Corp.                 112,900     $  4,085,851
Trustmark Corp.                                 173,161        5,466,693
UnionBanCal Corp.                                64,800        3,881,520
Whitney Holding Corp.                           162,000        5,697,540
                                                             ------------
                                                              19,131,604

Multi-Line Insurance-1.5%
StanCorp Financial Group, Inc.                  141,700        6,598,969

Property-Casualty Insurance-8.5%
Arch Capital Group, Ltd.(a)                     141,300        8,421,480
Aspen Insurance Holdings, Ltd.                  243,800        6,029,174
Old Republic International Corp.                343,375        7,176,537
PartnerRe, Ltd.                                  14,800          951,640
Platinum Underwriters Holdings, Ltd.            252,000        7,484,400
Radian Group, Inc.                              101,100        6,053,868
RenaissanceRe Holdings, Ltd.                     35,000        1,802,500
                                                             ------------
                                                              37,919,599

Real Estate Investment Trust-3.5%
Digital Realty Trust, Inc.                      138,025        4,128,328
FelCor Lodging Trust, Inc.                      343,300        7,363,785
Mid-America Apartment Communities, Inc.          32,800        1,981,120
Strategic Hotels & Resorts, Inc.                101,000        2,060,400
                                                             ------------
                                                              15,533,633

Savings & Loan-5.1%
Astoria Financial Corp.                         204,900        6,290,430
Provident Financial Services, Inc.              322,000        6,005,300
Sovereign Bancorp, Inc.                         159,390        3,321,688
Washington Federal, Inc.                         42,600          946,572
Webster Financial Corp.                         127,000        5,999,480
                                                             ------------
                                                              22,563,470

Miscellaneous Financial-0.9%
AG Edwards, Inc.                                 78,600        4,151,652
                                                             ------------
                                                             105,898,927

Capital Equipment-12.5%
Aerospace & Defense-1.1%
Goodrich Corp.                                  125,941        4,905,402

Auto & Truck Parts-2.4%
ArvinMeritor, Inc.                              367,500        5,457,375
TRW Automotive Holdings Corp.(a)                217,000        5,351,220
                                                             ------------
                                                              10,808,595


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 75


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-4.2%
Acuity Brands, Inc.                             166,500     $  7,114,545
Checkpoint Systems, Inc.(a)                     171,100        3,105,465
Cooper Industries, Ltd. Class A                  63,600        5,207,568
The Genlyte Group, Inc.(a)                       50,000        3,276,500
                                                             ------------
                                                              18,704,078

Machinery-1.8%
Terex Corp.(a)                                  180,000        7,907,400

Miscellaneous Capital Goods-3.0%
Hanover Compressor Co.(a)                       325,975        6,134,849
SPX Corp.                                       133,850        7,067,280
                                                             ------------
                                                              13,202,129
                                                             ------------
                                                              55,527,604

Industrial Commodities-8.8%
Aluminum-2.0%
CommScope, Inc.(a)                              214,000        6,250,940
Mueller Industries, Inc.                         63,000        2,414,160
                                                             ------------
                                                               8,665,100

Chemicals-1.0%
Albemarle Corp.                                  43,500        2,388,150
Ashland, Inc.                                    35,000        2,209,900
                                                             ------------
                                                               4,598,050

Container-1.0%
Owens-Illinois, Inc.(a)                         294,200        4,460,072

Miscellaneous Metals-2.0%
Commercial Metals Co.                            87,300        1,884,807
Reliance Steel & Aluminum Co.                    84,600        2,772,342
Silgan Holdings, Inc.                           112,000        3,964,800
                                                             ------------
                                                               8,621,949

Steel-2.3%
Chaparral Steel Co.(a)                           31,000        2,214,020
Quanex Corp.                                     79,200        2,718,936
Steel Dynamics, Inc.                             99,000        5,226,210
                                                             ------------
                                                              10,159,166

Miscellaneous Industrial Commodities-0.5%
United Stationers, Inc.(a)                       51,700        2,369,411
                                                             ------------
                                                              38,873,748

Services-8.2%
Airlines-2.5%
Alaska Air Group, Inc.(a)                       145,000        5,491,150
Continental Airlines, Inc. Class B(a)           227,500        5,707,975
                                                             ------------
                                                              11,199,125

Railroads-1.6%
Laidlaw International, Inc.                     268,900        7,260,300


76 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Truckers-2.6%
Con-way, Inc.                                   119,000     $  5,694,150
Ryder System, Inc.                              116,000        5,732,720
                                                             ------------
                                                              11,426,870

Miscellaneous Industrial Transportation-1.5%
GATX Corp.                                      178,000        6,605,580
                                                             ------------
                                                              36,491,875

Technology-8.2%
Communication-Equipment Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                  81,200        1,108,380
Andrew Corp.(a)                                 381,000        3,524,250
                                                             ------------
                                                               4,632,630

Computer / Instrumentation-1.6%
Celestica, Inc.(a)                              507,800        4,864,724
Sanmina-SCI Corp.(a)                            504,600        1,710,594
Solectron Corp.(a)                              150,700          473,198
                                                             ------------
                                                               7,048,516

Computer Services/Software-1.7%
CSG Systems International, Inc.(a)              228,000        6,137,760
Intergraph Corp.(a)                              41,647        1,555,932
                                                             ------------
                                                               7,693,692

Semiconductors-2.7%
AVX Corp.                                        76,200        1,265,682
Vishay Intertechnology, Inc.(a)                 410,000        5,744,100
Zoran Corp.(a)                                  283,000        5,043,060
                                                             ------------
                                                              12,052,842

Miscellaneous Industrial Technology-1.1%
Arrow Electronics, Inc.(a)                      107,600        3,002,040
Tech Data Corp.(a)                               53,300        1,859,637
                                                             ------------
                                                               4,861,677
                                                             ------------
                                                              36,289,357
Consumer Cyclicals-8.1%
Apparel Manufacturing-1.7%
Liz Claiborne, Inc.                             119,000        4,447,030
V. F. Corp.                                      43,800        3,061,182
                                                             ------------
                                                               7,508,212

Home Furnishings-1.0%
Furniture Brands International, Inc.            229,000        4,385,350

Retailers-5.4%
AutoNation, Inc.(a)                             119,138        2,314,851
Big Lots, Inc.(a)                               341,100        6,259,185
Office Depot, Inc.(a)                           139,300        5,131,812


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 77


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Payless Shoesource, Inc.(a)                     201,000     $  4,715,460
Saks, Inc.                                      379,400        5,474,742
                                                             ------------
                                                              23,896,050
                                                             ------------
                                                              35,789,612

Consumer Staples-7.8%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                 87,300        6,137,190

Foods-3.2%
Corn Products International, Inc.                60,000        2,070,000
Performance Food Group Co.(a)                   233,700        5,751,357
Universal Corp.                                 164,850        6,368,155
                                                             ------------
                                                              14,189,512

Restaurants-2.4%
Jack in the Box, Inc.(a)                         97,100        4,658,858
Papa John's International, Inc.(a)              174,364        5,928,376
                                                             ------------
                                                              10,587,234

Retail Stores-Drugs-0.8%
Longs Drug Stores Corp.                          85,725        3,894,487
                                                             ------------
                                                              34,808,423

Consumer Growth-6.9%
Drugs-0.9%
Endo Pharmaceuticals Holdings, Inc.(a)           69,584        2,298,360
King Pharmaceuticals, Inc.(a)                    93,350        1,514,137
                                                             ------------
                                                               3,812,497

Entertainment-1.6%
Vail Resorts, Inc.(a)                           190,200        7,155,324

Hospital Management-1.0%
Universal Health Services, Inc. Class B          76,300        4,320,106

Other Medical-1.2%
PerkinElmer, Inc.                               300,000        5,529,000

Photography-1.7%
IKON Office Solutions, Inc.                     524,000        7,467,000

Publishing-0.5%
Reader's Digest Association, Inc. Class A       174,800        2,239,188
                                                             ------------
                                                              30,523,115

Utilities-6.0%
Electric Companies-6.0%
Allegheny Energy, Inc.(a)                       200,600        8,373,044
Constellation Energy Group, Inc.                 40,300        2,421,627
Northeast Utilities                             267,000        6,090,270
Puget Energy, Inc.                              196,000        4,435,480
Wisconsin Energy Corp.                          123,500        5,310,500
                                                             ------------
                                                              26,630,921


78 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Energy-3.4%
Oil-Crude Product-0.7%
Giant Industries, Inc.(a)                        36,500     $  2,982,050

Offshore Drilling-0.5%
Rowan Cos., Inc.                                 63,600        2,175,120

Oils-Integrated Domestic-0.8%
Hess Corp.                                       77,700        3,557,106

Oils-Integrated International-0.9%
Plains Exploration & Production Co.(a)           97,800        4,304,178

Oil Well Equipment & Services-0.5%
Todco Class A(a)                                 56,500        2,092,195
                                                             ------------
                                                              15,110,649

Non-Financial-1.9%
Building Materials-Cement-0.2%
Texas Industries, Inc.                           18,000          844,920

Miscellaneous Building-1.7%
Harsco Corp.                                     28,100        2,235,636
Quanta Services, Inc.(a)                        306,600        5,436,018
                                                             ------------
                                                               7,671,654
                                                             ------------
                                                               8,516,574

Total Common Stocks
  (cost $407,933,957)                                        424,460,805

SHORT-TERM INVESTMENT-5.7%
Time Deposit-5.7%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $25,389,000)                           $ 25,389       25,389,000

Total Investments-101.3%
  (cost $433,322,957)                                        449,849,805
Other assets less liabilities-(1.3)%                          (5,599,786)
                                                            -------------
Net Assets-100%                                             $444,250,019

(a)  Non-income producing security.

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 79


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.2%
Consumer Services-29.1%
Advertising-2.3%
aQuantive, Inc.(a)                              397,200     $  9,850,560

Apparel-2.3%
Carter's, Inc.(a)                               252,300        5,828,130
Under Armour, Inc. Class A(a)                   119,600        4,119,024
                                                             ------------
                                                               9,947,154

Cellular Communications-1.1%
SBA Communications Corp. Class A(a)             184,800        4,756,752

Entertainment & Leisure-1.7%
Activision, Inc.(a)                             229,554        2,961,247
GameStop Corp. Class A(a)                       104,000        4,542,720
                                                             ------------
                                                               7,503,967

Gaming-0.9%
Station Casinos, Inc.                            65,200        3,797,900

Printing & Publishing-2.0%
VistaPrint, Ltd.(a)                             357,200        8,762,116

Restaurants & Lodging-3.1%
Gaylord Entertainment Co.(a)                    113,400        4,957,848
Orient-Express Hotels, Ltd. Class A             246,300        8,246,124
                                                             ------------
                                                              13,203,972

Retail-General Merchandise-2.4%
Dick's Sporting Goods, Inc.(a)                  248,100       10,253,973

Miscellaneous-13.3%
CB Richard Ellis Group, Inc. Class A(a)         408,200        9,388,600
Iron Mountain, Inc.(a)                          141,400        5,795,986
Laureate Education, Inc.(a)                      44,830        2,152,736
MSC Industrial Direct Co., Inc. Class A         180,900        7,120,224
Robert Half International, Inc.                 174,000        5,383,560
Strayer Education, Inc.                         103,100       10,866,740
The Corporate Executive Board Co.                91,900        8,054,116
West Corp.(a)                                   172,000        8,286,960
                                                             ------------
                                                              57,048,922
                                                             ------------
                                                             125,125,316

Technology-21.7%
Communication Equipment-2.4%
Ciena Corp.(a)                                1,533,700        6,058,115
Redback Networks, Inc.(a)                       234,500        4,371,080
                                                             ------------
                                                              10,429,195

Communication Services-2.0%
NeuStar, Inc. Class A(a)                        302,200        8,528,084


80 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-4.5%
Alliance Data Systems Corp.(a)                  159,500     $  8,061,130
Cognizant Technology Solutions Corp.
  Class A(a)                                     61,600        4,306,456
Global Cash Access, Inc.(a)                     282,700        4,362,061
Global Payments, Inc.                            70,500        2,682,525
                                                             ------------
                                                              19,412,172

Semiconductor Components-5.9%
Integrated Device Technology, Inc.(a)           208,000        3,583,840
Intersil Corp. Class A                          306,900        7,779,915
Lam Research Corp.(a)                            42,200        1,805,738
Microsemi Corp.(a)                              155,700        4,323,789
PMC-Sierra, Inc.(a)                             748,500        5,119,740
Semtech Corp.(a)                                201,700        2,636,219
                                                             ------------
                                                              25,249,241

Software-1.1%
BEA Systems, Inc.(a)                            206,600        2,836,618
Quest Software, Inc.(a)                         128,900        1,795,577
                                                             ------------
                                                               4,632,195

Miscellaneous-5.8%
Amphenol Corp. Class A                          177,040       10,174,489
Electronics for Imaging, Inc.(a)                383,700        8,840,448
Lincoln Electric Holdings, Inc.                 105,800        5,822,174
                                                             ------------
                                                              24,837,111
                                                             ------------
                                                              93,087,998

Health Care-15.6%
Biotechnology-3.6%
Amylin Pharmaceuticals, Inc.(a)                  32,300        1,464,159
BioMarin Pharmaceutical, Inc.(a)                227,000        3,777,280
Cubist Pharmaceuticals, Inc.(a)                 181,200        4,250,952
Nektar Therapeutics(a)                          123,200        2,158,464
Vertex Pharmaceuticals, Inc.(a)                  78,800        2,714,660
ZymoGenetics, Inc.(a)                            54,300        1,050,162
                                                             ------------
                                                              15,415,677

Medical Products-2.7%
Kyphon, Inc.(a)                                 167,100        6,050,691
Ventana Medical Systems, Inc.(a)                122,800        5,727,392
                                                             ------------
                                                              11,778,083

Medical Services-9.3%
LCA-Vision, Inc.                                112,600        4,957,778
Psychiatric Solutions, Inc.(a)                  390,300       12,493,503
ResMed, Inc.(a)                                 155,500        6,325,740
Stericycle, Inc.(a)                             137,300        9,156,537
United Surgical Partners International, Inc.(a)  92,400        2,607,528
WellCare Health Plans, Inc.(a)                   78,947        4,427,348
                                                             ------------
                                                              39,968,434
                                                             ------------
                                                              67,162,194


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 81


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.5%
Domestic Producers-3.0%
Bill Barrett Corp.(a)                           199,400     $  5,766,648
Newfield Exploration Co.(a)                     163,100        7,052,444
                                                             ------------
                                                              12,819,092

Oil Service-6.3%
Cameron International Corp.(a)                  150,900        7,229,619
CARBO Ceramics, Inc.                             62,400        2,492,256
Complete Production Services, Inc.(a)           145,000        3,219,000
Grant Prideco, Inc.(a)                          224,400        9,319,332
Range Resources Corp.                            39,900        1,116,402
Superior Energy Services, Inc.(a)               112,400        3,588,932
                                                             ------------
                                                              26,965,541

Miscellaneous-1.2%
Aventine Renewable Energy Holdings, Inc.(a)     110,300        3,022,220
EXCO Resources, Inc.(a)                         184,900        2,470,264
                                                             ------------
                                                               5,492,484
                                                             ------------
                                                              45,277,117

Finance-7.3%
Brokerage & Money Management-6.4%
Affiliated Managers Group, Inc.(a)               73,850        6,833,340
Blackrock, Inc. Class A                          39,900        5,192,985
Lazard, Ltd. Class A                            209,900        7,902,735
OptionsXpress Holdings, Inc.                    280,600        7,329,272
                                                             ------------
                                                              27,258,332

Mortgage Banking-0.9%
First Republic Bank                              94,000        4,006,280
                                                             ------------
                                                              31,264,612

Capital Goods-5.2%
Electrical Equipment-1.6%
AMETEK, Inc.                                    162,230        6,956,422

Engineering & Construction-1.8%
Granite Construction, Inc.                      145,000        7,779,250

Machinery-0.1%
Actuant Corp. Class A                            11,500          518,650

Miscellaneous-1.7%
IDEX Corp.                                      166,750        7,001,833
                                                             ------------
                                                              22,256,155

Basic Industry-3.3%
Mining & Metals-3.3%
Allegheny Technologies, Inc.                    103,480        5,934,578
Joy Global, Inc.                                191,250        8,327,025
                                                             ------------
                                                              14,261,603


82 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-2.4%
Air Freight-2.4%
C.H. Robinson Worldwide, Inc.                    83,400     $  3,821,388
UTI Worldwide, Inc.                             288,900        6,659,145
                                                             ------------
                                                              10,480,533

Aerospace & Defense-1.9%
Aerospace-1.9%
Precision Castparts Corp.                       136,100        7,953,684

Multi-Industry Company-1.3%
Multi-Industry Company-1.3%
GFI Group, Inc.(a)                              116,000        5,394,000

Utilities-0.9%
Electric & Gas Utility-0.9%
Southwestern Energy Co.(a)                      108,700        3,733,845

Total Common Stocks
  (cost $406,024,029)                                        425,997,057

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $5,774,000)                             $ 5,774        5,774,000

Total Investments-100.5%
  (cost $411,798,029)                                        431,771,057
Other assets less liabilities-(0.5)%                          (2,339,640)
                                                            -------------
Net Assets-100%                                             $429,431,417


(a)  Non-income producing security.

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 83


GLOBAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.9%
Financial-34.1%
Banking-9.7%
BNP Paribas, SA                                     900        $  95,695
Credit Suisse Group(a)                            1,500           83,603
Fortis                                            1,900           73,985
HBOS PLC(a)                                       4,450           84,982
Industrial Bank of Korea                            920           16,400
Kookmin Bank (ADR)                                  200           16,116
Royal Bank of Scotland Group PLC(a)               2,700           91,584
Shinhan Financial                                   270           12,140
Standard Bank Group, Ltd.                           700            7,550
State Bank of India, Ltd. (GDR)                     390           19,119
Sumitomo Mitsui Financial Group, Inc.                 8           89,721
                                                             ------------
                                                                 590,895

Banks-NYC-4.0%
Citigroup, Inc.                                   2,500          123,375
JPMorgan Chase & Co.                              2,600          118,716
                                                             ------------
                                                                 242,091

Financial Services-1.5%
ORIX Corp.                                          300           79,205
Unibanco-Uniao de Bancos Brasileiros, SA
  (ADR)                                             200           14,470
                                                             ------------
                                                                  93,675

Insurance-6.5%
Assurances Generales de France                      300           37,674
Aviva PLC(a)                                      6,200           87,130
ING Canada, Inc.                                    900           45,794
ING Groep NV                                      2,800          121,311
Muenchener Rueckversicherungs Gesellschaft
  AG                                                600           90,462
Sanlam, Ltd.                                      7,300           15,326
                                                             ------------
                                                                 397,697

Life Insurance-1.8%
Genworth Financial, Inc. Class A                  1,500           51,645
MetLife, Inc.                                     1,100           60,533
                                                             ------------
                                                                 112,178

Major Regional Banks-3.1%
Bank of America Corp.                             2,400          123,528
National City Corp.                                 900           31,122
Wachovia Corp.                                      600           32,778
                                                             ------------
                                                                 187,428


84 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Multi-Line Insurance-1.4%
American International Group, Inc.                1,300        $  82,966

Property-Casualty Insurance-1.7%
The St. Paul Travelers Cos., Inc.                   900           39,510
XL Capital, Ltd. Class A                          1,000           65,640
                                                             ------------
                                                                 105,150

Savings & Loan-2.6%
Fannie Mae                                        1,500           78,975
Freddie Mac                                       1,300           82,680
                                                             ------------
                                                                 161,655

Wholesale & International Trade-0.8%
Itochu Corp.                                      6,000           50,106

Miscellaneous-1.0%
Merrill Lynch & Co., Inc.                           800           58,824
                                                             ------------
                                                               2,082,665

Energy-12.4%
Energy Sources-8.3%
Canadian Natural Resources, Ltd.                    600           31,501
Cosmo Oil Co., Ltd.                               3,000           13,152
ENI SpA                                           2,000           61,152
MOL Magyar Olaj-es Gazipari Rt.                     200           20,302
Nexen, Inc.                                         900           52,430
Nippon Mining Holdings, Inc.                      4,500           32,771
OMV AG                                              800           42,700
Petroleo Brasileiro, SA (ADR)                       400           32,248
PTT Public Co., Ltd.                              1,300            8,164
Repsol YPF, SA                                    3,100           89,191
Sasol                                               600           20,841
Total, SA                                         1,500          101,292
                                                             ------------
                                                                 505,744

Offshore Drilling-0.8%
Noble Corp.                                         700           45,773

Oil & Gas Services-0.3%
PetroChina Co., Ltd.                             16,000           17,959

Oils-Integrated Domestic-0.9%
ConocoPhillips                                      900           57,087

Oils-Integrated International-2.1%
Chevron Corp.                                     1,600          103,040
Exxon Mobil Corp.                                   400           27,068
                                                             ------------
                                                                 130,108
                                                             ------------
                                                                 756,671


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 85


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-11.0%
Aerospace & Defense-0.9%
European Aeronautic Defence & Space Co.           1,780        $  53,716

Automobiles-5.2%
Continental AG                                      800           85,633
Hyundai Mobis                                        90            8,243
Hyundai Motor Co., Ltd. (PFD)                       340           16,991
Renault, SA                                         900          104,872
Toyota Motor Corp.                                1,900          102,680
                                                             ------------
                                                                 318,419

Defense-0.9%
Northrop Grumman Corp.                              800           53,448

Electrical Equipment-1.9%
General Electric Co.                              3,500          119,210

Machinery & Engineering-1.1%
MAN AG                                              900           68,875

Miscellaneous Capital Goods-1.0%
Mitsubishi Corp.                                    900           18,218
SPX Corp.                                           800           42,240
                                                             ------------
                                                                  60,458
                                                             ------------
                                                                 674,126

Technology-8.2%
Electronic Components & Instruments-2.0%
AU Optronics Corp. (ADR)                          1,648           24,028
Celestica, Inc.(b)                                2,100           20,139
LG. Philips LCD Co., Ltd.(b)                        200            7,976
Samsung Electronics Co., Ltd.                        14            9,436
Samsung Electronics Co., Ltd. (PFD)                  25           12,970
Sharp Corp.                                       1,000           17,825
Taiwan Semiconductor Manufacturing Co., Ltd.
  Salomon Smith Barney Warrants,
  expiring 1/20/10(b)                             9,300           16,424
United Microelectronics Corp., Deutsche
  Bank Warrants, expiring 3/22/07(b)             28,169           15,408
                                                             ------------
                                                                 124,206

Computer Services/Software-2.1%
Electronic Data Systems Corp.                     2,600           61,958
Microsoft Corp.                                   2,600           66,794
                                                             ------------
                                                                 128,752

Computers-1.6%
Hewlett-Packard Co.                               1,800           65,808
International Business Machines Corp.               400           32,388
                                                             ------------
                                                                  98,196

Data Processing-1.1%
Canon, Inc.                                       1,350           67,066


86 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer / Instrumentation-0.4%
Solectron Corp.(b)                                8,300        $  26,062

Electrical & Electronics-0.6%
Compal Electronics, Inc., Citigroup Global
  Markets Warrants, expiring 1/20/10(b)          17,886           15,471
Siliconware Precision Industries Co. (ADR)        3,289           19,304
                                                             ------------
                                                                  34,775

Miscellaneous Industrial Technology-0.4%
Tech Data Corp.(b)                                  700           24,423
                                                             ------------
                                                                 503,480

Industrial Commodities-7.0%
Forest & Paper-0.2%
Rengo Co., Ltd.                                   2,000           13,293

Metal-Nonferrous-1.2%
Xstrata PLC(a)                                    1,580           71,106

Metal-Steel-4.7%
Gerdau Ameristeel Corp.                           4,800           46,771
Gerdau, SA (ADR)                                  1,700           24,684
IPSCO, Inc.                                         500           46,069
JFE Holdings, Inc.                                2,000           81,138
Kobe Steel, Ltd.                                 14,000           44,550
POSCO (ADR)                                         200           12,422
Sumitomo Metal Industries, Ltd.                   8,000           32,777
                                                             ------------
                                                                 288,411

Mining & Metals-0.9%
Teck Cominco, Ltd. Class B                          800           53,271
                                                             ------------
                                                                 426,081

Consumer Staples-5.6%
Beverages & Tobacco-1.1%
Japan Tobacco, Inc.                                  18           68,369

Food & Household Products-1.4%
J Sainsbury PLC(a)                               10,700           72,607
Tiger Brands, Ltd.                                  600           12,676
                                                             ------------
                                                                  85,283

Restaurants-0.4%
McDonald's Corp.                                    700           25,130

Retail-Food-1.0%
Safeway, Inc.                                     2,000           61,860

Tobacco-1.7%
Altria Group, Inc.                                1,200          100,236
                                                             ------------
                                                                 340,878


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 87


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Utilities-5.1%
Electric & Gas Utility-1.9%
E.ON AG                                             700        $  89,011
Public Power Corp.                                1,210           28,917
                                                             ------------
                                                                 117,928

Electric Companies-1.3%
Allegheny Energy, Inc.(b)                         1,000           41,740
Wisconsin Energy Corp.                              900           38,700
                                                             ------------
                                                                  80,440

Telephone-1.9%
AT&T, Inc.                                        1,700           52,921
Sprint Corp.                                      3,600           60,912
                                                             ------------
                                                                 113,833
                                                             ------------
                                                                 312,201

Consumer Growth-3.1%
Drugs-1.8%
Pfizer, Inc.                                      4,000          110,240

Entertainment-1.3%
Time Warner, Inc.                                 4,600           76,452
                                                             ------------
                                                                 186,692

Construction & Housing-3.0%
Building Materials-0.5%
Buzzi Unicem SpA                                  1,300           29,190

Construction & Housing-1.1%
Leopalace21 Corp.                                 2,000           70,584

Real Estate-1.4%
Kerry Properties, Ltd.                            4,500           16,974
Sino Land Co., Ltd.                              39,100           65,899
                                                             ------------
                                                                  82,873
                                                             ------------
                                                                 182,647

Transportation-2.8%
Transportation-Airlines-1.2%
Deutsche Lufthansa AG                             3,500           69,357

Transportation-Shipping-1.6%
Mitsui OSK Lines, Ltd.                            9,000           68,330
Neptune Orient Lines, Ltd.                       12,000           14,682
Orient Overseas International, Ltd.               4,000           16,130
                                                             ------------
                                                                  99,142
                                                             ------------
                                                                 168,499

Medical-2.3%
Health & Personal Care-2.3%
AstraZeneca PLC(a)                                1,100           71,383
Sanofi-Aventis                                      800           71,849
                                                             ------------
                                                                 143,232


88 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications-1.7%
Telecommunications-1.7%
China Netcom Group Corp., Ltd.                   10,500        $  18,451
China Telecom Corp. Ltd. Class H                 24,420            8,194
Vodafone Group PLC(a)                            34,212           74,144
                                                             ------------
                                                                 100,789

Consumer Cyclicals-1.6%
Broadcasting & Cable-1.1%
Comcast Corp. Class A Special(b)                  1,900           66,329

Retailers-0.5%
Office Depot, Inc.(b)                               800           29,472
                                                             ------------
                                                                  95,801

Consumer Services-1.0%
Broadcasting & Cable-1.0%
CBS Corp. Class B                                 2,200           62,810

Total Common Stocks & Other Investments
  (cost $5,911,287)                                            6,036,572

Total Investments-98.9%
  (cost $5,911,287)                                            6,036,572
Other assets less liabilities-1.1%                                67,819
                                                             ------------
Net Assets-100%                                               $6,104,391

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                         U.S. $       U.S. $
                         Contract      Value on     Value at       Unrealized
                           Amount   Origination    August 31,   Appreciation/
                             (000)         Date         2006   (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
British Pound
  Settling 9/15/06             20       $37,954      $38,089         $    135

Sale Contracts:
British Pound
  Settling 9/15/06             20        37,032       38,089           (1,057)
Swiss Franc
  Settling 9/15/06             65        52,538       52,891             (353)

(a) Positions, or portion thereof, with an aggregate market value of $636,539 have been segregated to collateralize open forward currency exchange contracts.

(b)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt
     PFD - Preference Shares

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 89


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.9%

Financial-28.3%
Banking-8.6%
Banco Itau Holding Financeira, SA (ADR)           1,100        $  33,484
Credit Suisse Group                               2,536          141,345
HSBC Holdings PLC                                 3,731           67,705
Macquarie Bank, Ltd.                                878           43,313
Mitsubishi Tokyo Financial Group, Inc.                4           54,263
UBS AG                                            2,634          148,898
UniCredito Italiano SpA                           3,723           29,668
                                                             ------------
                                                                 518,676

Banks-NYC-4.8%
Citigroup, Inc.                                   3,500          172,725
JPMorgan Chase & Co.                              2,500          114,150
                                                             ------------
                                                                 286,875

Financial Services-5.9%
American Express Co.                                800           42,032
Franklin Resources, Inc.                            500           49,205
Legg Mason, Inc.                                    900           82,134
Nomura Holdings, Inc.                             6,200          118,956
NYSE Group, Inc.(a)                                 100            5,930
The Goldman Sachs Group, Inc.                       400           59,460
                                                             ------------
                                                                 357,717

Insurance-5.6%
Prudential PLC                                    5,472           61,338
QBE Insurance Group, Ltd.                         2,713           49,340
Swiss Re                                            848           64,679
UnitedHealth Group, Inc.                          1,300           67,535
WellPoint, Inc.(a)                                1,200           92,892
                                                             ------------
                                                                 335,784

Multi-Line Insurance-2.7%
American International Group, Inc.                2,600          165,932

Wholesale & International Trade-0.7%
Mitsui & Co., Ltd.                                3,000           43,287
                                                             ------------
                                                               1,708,271

Technology-13.0%
Communication-Equipment Manufacturers-0.9%
Cisco Systems, Inc.(a)                            2,548           56,031

Computer Services/Software-0.8%
Microsoft Corp.                                   1,800           46,242


90 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computers-0.5%
High Tech Computer Co., Credit Suisse FB
  Nassau Bank of America Warrants,
  expiring 9/18/08(a)                               536        $  13,473
International Business Machines Corp.               200           16,194
                                                             ------------
                                                                  29,667

Data Processing-5.5%
Adobe Systems, Inc.(a)                              595           19,302
Apple Computer, Inc.(a)                             400           27,140
ASML Holding N.V.(a)                                955           20,964
Canon, Inc.                                         800           39,742
Cap Gemini, SA                                      536           29,396
Ctrip.com International, Ltd. (ADR)                 200           10,326
Fiserv, Inc.(a)                                     400           17,668
Google, Inc. Class A(a)                             124           46,938
Infosys Technologies, Ltd. (ADR)                    400           17,940
Network Appliance, Inc.(a)                          600           20,544
Oracle Corp.(a)                                   1,600           25,040
SAP AG                                              150           28,655
Sun Microsystems, Inc.(a)                         6,018           30,030
                                                             ------------
                                                                 333,685

Electrical & Electronics-2.4%
AU Optronics, Credit Suisse First Boston
  Banco Popolare di Verona e Novara Scrl
  warrants, expiring 3/05/09(a)                   9,210           13,585
Broadcom Corp. Class A(a)                           600           17,664
HON HAI Precision Industry Co., Ltd.                960           10,992
Largan Precision Co., Ltd., Citigroup Global
  Markets Warrants, expiring 1/20/10(a)             457            9,428
Motorola, Inc.                                    1,600           37,408
NEC Corp.                                         3,000           17,362
QUALCOMM, Inc.                                    1,100           41,437
                                                             ------------
                                                                 147,876

Electronic Components & Instruments-2.9%
Advanced Micro Devices, Inc.(a)                     500           12,495
Applied Materials, Inc.                             500            8,440
BEA Systems, Inc.(a)                              1,300           17,849
Hitachi Chemical Co., Ltd.                        2,100           50,598
Hoya Corp.                                          800           28,960
Hynix Semiconductor, Inc. (GDR)(a)(b)                 8              306
Hynix Semiconductors, UBS AG Warrants,
  expiring 4/27/07(a)                               380           14,543
NVIDIA Corp.(a)                                     600           17,466
Samsung Electronics Co., Ltd. (GDR)(b)               30           10,200
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                           1,247           11,610
                                                             ------------
                                                                 172,467
                                                             ------------
                                                                 785,968


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 91


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-12.4%
Energy Equipment & Services-6.2%
BJ Services Co.                                   2,100        $  72,051
GlobalSantaFe Corp.                               1,100           54,142
Halliburton Co.                                   5,000          163,100
Nabors Industries, Ltd.(a)                        2,600           85,488
                                                             ------------
                                                                 374,781

Energy Sources-6.2%
China Shenhua Energy Co., Ltd. Class H           37,500           66,276
LUKOIL (ADR)                                        762           63,779
Newfield Exploration Co.(a)                         800           34,592
Noble Energy, Inc.                                1,700           84,014
Norsk Hydro ASA                                   2,425           62,463
Petroleo Brasileiro, SA (ADR)                       800           64,496
                                                             ------------
                                                                 375,620
                                                             ------------
                                                                 750,401

Consumer Staples-10.1%
Beverages & Tobacco-2.7%
British American Tobacco PLC                      1,281           35,199
Companhia de Bebidas das Americas (ADR)             500           22,430
SABMiller PLC                                     2,443           48,127
Walgreen Co.                                      1,200           59,352
                                                             ------------
                                                                 165,108

Food & Household Products-2.0%
Nestle, SA                                          240           82,457
WM Wrigley Jr Co.                                   800           37,136
                                                             ------------
                                                                 119,593

Restaurants & Lodging-1.6%
Hilton Hotels Corp.                               1,800           45,846
OPAP, SA                                            797           28,283
Punch Taverns PLC                                 1,346           23,688
                                                             ------------
                                                                  97,817

Retailers-0.9%
Kohl's Corp.(a)                                     600           37,506
Lowe's Cos., Inc.                                   600           16,236
                                                             ------------
                                                                  53,742

Soaps-1.6%
The Procter & Gamble Co.                          1,600           99,040

Tobacco-1.3%
Altria Group, Inc.                                  900           75,177
                                                             ------------
                                                                 610,477

Medical-9.9%
Health & Personal Care-9.9%
Alcon, Inc.                                         400           47,116
Allergan, Inc.                                      300           34,368
AstraZeneca PLC (ADR)                               200           13,028
Becton Dickinson & Co.                              300           20,910


92 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Caremark Rx, Inc.                                   400        $  23,176
Eli Lilly & Co.                                     400           22,372
Genentech, Inc.(a)                                  600           49,512
Gilead Sciences, Inc.(a)                            600           38,040
Medco Health Solutions, Inc.(a)                     200           12,674
Medimmune, Inc.(a)                                  300            8,292
Merck & Co., Inc.                                 1,300           52,715
Nobel Biocare Holding AG                            140           34,102
Novartis AG                                         676           38,564
Roche Holding AG                                    377           69,463
Sanofi-Aventis                                      355           31,883
Shionogi & Co., Ltd.                              1,000           17,947
Takeda Pharmaceutical Co., Ltd.                     300           19,824
Teva Pharmaceutical Industries, Ltd. (ADR)        1,100           38,236
Wyeth                                               500           24,350
                                                             ------------
                                                                 596,572

Capital Equipment-8.8%
Aerospace & Defense-1.3%
BAE Systems PLC                                   3,671           25,893
The Boeing Co.                                      700           52,430
                                                             ------------
                                                                  78,323

Automobiles-1.9%
Honda Motor Co., Ltd.                             1,000           33,840
Toyota Motor Corp.                                1,500           81,063
                                                             ------------
                                                                 114,903

Electrical Equipment-1.5%
General Electric Co.                              2,700           91,962

Machinery & Engineering-1.6%
ABB, Ltd.                                         3,239           43,100
Atlas Copco AB                                    1,225           31,601
Komatsu, Ltd.                                     1,000           18,148
                                                             ------------
                                                                  92,849

Multi-Industry-2.5%
Danaher Corp.                                       600           39,774
Emerson Electric Co.                                600           49,290
United Technologies Corp.                         1,000           62,710
                                                             ------------
                                                                 151,774
                                                             ------------
                                                                 529,811

Industrial Commodities-4.3%
Chemical-1.3%
Air Products & Chemicals, Inc.                    1,200           79,548

Metal-Nonferrous-2.5%
Rio Tinto PLC                                     1,369           69,065
Xstrata PLC                                       1,837           82,673
                                                             ------------
                                                                 151,738


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 93


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Materials-0.5%
Asahi Glass Co., Ltd.                             1,000        $  13,076
Nitto Denko Corp.                                   200           14,317
                                                             ------------
                                                                  27,393
                                                             ------------
                                                                 258,679

Consumer Cyclicals-3.0%
Appliances & Household Durables-0.1%
Sony Corp.                                          200            8,675

Broadcasting & Publishing-1.5%
Societe Television Francaise 1                    1,110           35,477
WPP Group PLC                                     2,790           33,999
Yahoo!, Inc.(a)                                     700           20,174
                                                             ------------
                                                                  89,650

Leisure & Tourism-0.5%
Accor, SA                                           518           33,172

Merchandising-0.3%
The Gap, Inc.                                     1,100           18,491

Retailers-0.6%
Target Corp.                                        700           33,873
                                                             ------------
                                                                 183,861

Basic Industry-2.5%
Chemicals-1.4%
Monsanto Co.                                      1,800           85,392

Mining & Metals-1.1%
Companhia Vale do Rio Doce (ADR)                  3,100           66,464
                                                             ------------
                                                                 151,856

Construction & Housing-2.1%
Building Materials-1.1%
American Standard Cos., Inc.                        800           33,416
CRH PLC                                             997           34,485
                                                             ------------
                                                                  67,901

Construction & Housing-1.0%
Pulte Homes, Inc.                                   600           17,802
Vinci, SA                                           387           41,895
                                                             ------------
                                                                  59,697
                                                             ------------
                                                                 127,598

Telecommunications-1.1%
Telecommunications-1.1%
America Movil S.A. de C.V. (ADR)                  1,200           44,772
Fastweb(a)                                          295           11,480
Telekom Austria AG                                  400            9,812
                                                             ------------
                                                                  66,064


94 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-0.9%
Transportation-Airlines-0.5%
easyJet PLC(a)                                    3,574        $  31,558

Transportation-Road & Rail-0.4%
United Parcel Service, Inc. Class B                 300           21,015
                                                             ------------
                                                                  52,573

Services-0.4%
Air Transportation-0.4%
Continental Airlines, Inc. Class B(a)             1,000           25,090

Utilities-0.1%
Telephone-0.1%
AT&T, Inc.                                          300            9,339

Total Common Stocks & Other Investments
  (cost $5,798,237)                                            5,856,560

SHORT-TERM INVESTMENT-1.7%
Time Deposit-1.7%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $105,000)                                 $ 105          105,000

Total Investments-98.6%
  (cost $5,903,237)                                            5,961,560
Other assets less liabilities-1.4%                                82,474
                                                             ------------
Net Assets-100%                                              $ 6,044,034


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $10,506 or 0.2% of net assets.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 95


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-53.9%
Collateralized Mortgage Obligations-4.6%
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16                              $ 39,513    $  39,744,101
  Series R008 Class FK
  5.73%, 7/15/23                                  2,355        2,353,115
Federal National Mortgage Association
  Series 2003-W13 Class AV2
  5.464%, 10/25/33                                2,202        2,203,058
                                                             ------------
                                                              44,300,274

Federal Agency-24.6%
Federal Home Loan Bank
  3.625%, 6/20/07                                17,655       17,422,166
  5.125%, 6/13/08                                18,520       18,531,964
  5.375%, 8/19/11                                14,055       14,252,965
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                16,380       16,046,421
  4.00%, 8/17/07                                 31,210       30,839,974
  4.90%, 11/03/08                                 8,000        7,895,040
  5.45%, 5/23/08                                  3,920        3,929,173
Federal National Mortgage Association
  3.875%, 5/15/07                                12,180       12,057,652
  4.25%, 5/15/09                                 24,175       23,711,783
  4.90%, 11/28/07                                 8,650        8,615,649
  5.00%, 2/27/08                                 13,210       13,158,018
  5.75%, 2/15/08                                 42,335       42,690,699
  6.625%, 9/15/09                                26,000       27,168,726
                                                             ------------
                                                             236,320,230

Mortgage Pass Thru's-11.2%
Federal Home Loan Mortgage Corp.
  4.247%, 10/01/35                                2,854        2,834,502
  4.406%, 9/01/34                                 1,979        1,969,734
  5.00%, 4/01/21                                 21,970       21,507,539
  7.00%, 5/01/35                                  9,822       10,082,361
Federal National Mortgage Association
  4.092%, 12/01/34                                6,578        6,566,356
  4.145%, 11/01/34                                2,264        2,255,196
  4.235%, 9/01/34                                 3,244        3,241,844
  4.371%, 8/01/34                                 1,660        1,659,782
  4.415%, 8/01/34                                 1,848        1,841,863
  4.477%, 5/01/33                                 2,752        2,752,364
  4.483%, 7/01/35                                 2,895        2,885,537
  4.531%, 8/01/35                                   936          930,946
  4.781%, 7/01/35                                 2,083        2,072,471
  5.50%, 6/01/20                                 21,472       21,444,921


96 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
  5.501%, 5/01/36                               $ 4,482     $  4,483,900
  5.808%, 3/01/36                                 8,390        8,457,317
  5.941%, 6/01/36                                 5,543        5,603,157
  6.00%, 12/01/09-6/01/20                         1,538        1,550,142
  6.288%, 1/01/36                                 3,447        3,546,709
  7.00%, 2/01/31-12/01/34                         1,442        1,484,857
                                                             ------------
                                                             107,171,498

U.S. Treasury Notes-13.5%
United States Treasury Notes
  3.50%, 5/31/07-8/15/09                         92,888       91,202,172
  3.625%, 4/30/07                                   185          183,237
  4.875%, 5/15/09-5/31/11(a)                     32,620       32,818,467
  5.00%, 7/31/08                                  5,200        5,218,689
                                                             ------------
                                                             129,422,565

Total U.S. Government & Government
Sponsored Agency Obligations
  (cost $516,457,855)                                        517,214,567

CORPORATE DEBT OBLIGATIONS-20.8%
Automotive-0.7%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                 5,895        5,853,900
  4.875%, 6/15/10                                 1,210        1,178,648
                                                             ------------
                                                               7,032,548

Banking-0.8%
UBS PFD Funding Trust I
  8.622%, 10/31/49                                3,885        4,309,257
Washington Mutual Bank
  4.50%, 8/25/08                                  3,915        3,855,461
                                                             ------------
                                                               8,164,718

Building/Real Estate-1.0%
Simon Property Group LP
  6.375%, 11/15/07                                3,804        3,840,880
Vornado Realty LP
  5.625%, 6/15/07                                 5,840        5,830,469
                                                             ------------
                                                               9,671,349

Cable-1.8%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                 7,340        7,593,619
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                 9,510        9,687,419
                                                             ------------
                                                              17,281,038

Communications-1.8%
Sprint Capital Corp.
  6.00%, 1/15/07                                 10,290       10,302,770
Verizon Global Funding Corp.
  6.125%, 6/15/07                                 6,705        6,735,736
                                                             ------------
                                                              17,038,506


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 97


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications-Mobile-0.1%
Cingular Wireless LLC
  5.625%, 12/15/06                               $  615       $  615,178

Financial-7.7%
American General Finance Corp.
  5.706%, 8/17/11                                 9,500        9,516,825
CIT Group, Inc.
  5.546%, 8/17/09                                 4,775        4,772,923
  7.75%, 4/02/12                                  8,500        9,374,973
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                 12,680       11,905,138
International Lease Finance Corp.
  5.625%, 6/01/07                                12,065       12,076,305
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                13,165       13,389,397
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                12,795       12,609,536
                                                             ------------
                                                              73,645,097

Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                 3,860        3,853,732
The Kroger Co.
  7.80%, 8/15/07                                  8,420        8,557,052
                                                             ------------
                                                              12,410,784

Health Care-1.0%
WellPoint, Inc.
  3.50%, 9/01/07                                    295          288,369
  3.75%, 12/14/07                                 9,886        9,680,095
                                                             ------------
                                                               9,968,464

Insurance-0.8%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                 7,725        7,717,568

Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                 3,765        3,832,578

Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                   569          569,724

Public Utilities-Electric & Gas-2.0%
Duke Energy Corp.
  3.75%, 3/05/08                                  8,285        8,096,781
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                  3,945        3,792,616
Progress Energy, Inc.
  6.05%, 4/15/07                                  7,440        7,459,270
                                                             ------------
                                                              19,348,667


98 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Service-0.6%
Waste Management, Inc.
  6.50%, 11/15/08                               $ 5,623     $  5,763,277

Supermarket/Drug-0.5%
Safeway, Inc.
  6.50%, 11/15/08                                 4,495        4,585,295

Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11                                  1,725        1,698,404
                                                             ------------

Total Corporate Debt Obligations
  (cost $200,389,143)                                        199,343,195

COLLATERALIZED MORTGAGE OBLIGATIONS-12.0%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 2A41
  5.794%, 2/25/36                                 4,155        4,171,038
  Series 2005-4 Class 3A1
  4.999%, 8/25/35                                 4,866        4,783,762
American Home Mortgage Assets
  Series 2006-3 Class 1A1
  5.813%, 10/25/46                                2,505        2,505,332
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.894%, 9/25/45                                   271          272,921
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36                                 1,635        1,651,633
  Series 2006-1 Class 22A1
  5.429%, 2/25/36                                 4,563        4,549,136
  Series 2006-2 Class 23A1
  5.988%, 3/25/36                                 4,370        4,399,968
  Series 2006-3 Class 22A1
  6.244%, 5/25/36                                 3,312        3,351,062
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35                                 3,490        3,439,191
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                 5,000        4,956,650
Countrywide Alternative Loan Trust
  Series 2005-17 Class 1A2
  5.604%, 7/25/35                                 1,149        1,149,445
  Series 2005-62 Class 2A1
  5.143%, 12/25/35                                2,908        2,911,004
  Series 2006-0A10C Class M5
  5.924%, 8/25/46                                 1,500        1,488,780
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.839%, 6/20/36                                 3,162        3,179,924


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 99


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                               $ 6,201     $  6,154,182
Deutsche Alt-A Securities, Inc. Mortgage
  Loan Trust
  Series 2005-AR1 Class 1A1
  5.634%, 8/25/35                                   266          266,870
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                 5,907        5,900,279
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.654%, 10/25/35                                5,203        5,213,332
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36                                 1,967        1,989,850
JP Morgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.852%, 6/25/36                                 3,666        3,681,249
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                  2,347        2,299,098
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36                                 4,499        4,548,313
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.554%, 4/25/29                                   283          283,957
MortgageIT Trust
  Series 2005-4 Class M1
  5.774%, 10/25/35                                2,143        2,142,614
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                 4,775        4,785,314
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                  1,676        1,711,526
Residential Funding Mortgage Securities ,Inc.
  Series 2005-SA3 Class 3A
  5.244%, 8/25/35                                 3,089        3,051,785
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.774%, 6/25/36                                 2,000        2,009,620
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.554%, 5/25/35                                   943          942,267
  Series 2005-9 Class 2A1
  5.682%, 5/25/35                                 1,749        1,757,489
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.655%, 10/19/34                                2,091        2,090,068


100 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Structured Asset Securities Corp.
  Series 2002-11A Class 1A
  6.5943%, 6/25/32                               $   19        $  18,708
  Series 2003-21 Class 2A1
  4.00%, 8/25/33                                  8,079        7,796,040
Washington Mutual
  Series 2006-AR11 Class 1A
  5.392%, 9/25/46                                 2,400        2,400,000
  Series 2006-AR11 Class 3A1A
  5.352%, 9/25/46                                 1,800        1,800,000
  Series 2006-AR4 Class 1A1B
  5.372%, 5/25/46                                 2,206        2,207,229
  Series 2006-AR9 Class 1AB2
  5.614%, 8/25/46                                 4,575        4,576,418
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36                                 4,354        4,322,639
                                                             ------------

Total Collateralized Mortgage Obligations
  (cost $114,832,877)                                        114,758,693

ASSET BACKED SECURITIES-7.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.684%, 12/25/33                                   51           51,135
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                  2,873        2,773,789
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                    295          293,204
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                 1,025          990,242
Credit Suisse First Boston Mortgage
  Series 2006-1 Class A2
  5.30%, 5/25/36                                  4,010        3,995,724
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                  1,548        1,451,242
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                2,180        1,978,604
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                 2,250        2,206,440
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35                                  1,800        1,782,000
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31                                 1,600        1,618,064
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.614%, 6/25/34                                   927          927,359


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 101


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.395%, 4/20/13                               $ 4,360     $  4,365,406
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.864%, 11/25/35                                  800          801,824
  Series 2005-4 Class A3
  4.742%, 1/25/36                                 3,480        3,431,141
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.605%, 1/20/36                                 2,977        2,976,586
HSI Asset Securitization Corp.
  Series 2006-OPT1 Class 2A1
  5.404%, 12/25/35                                6,329        6,330,327
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.694%, 2/25/35                                 1,775        1,777,897
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.824%, 8/25/35                                 5,000        5,007,550
  Series 2006-1 Class 1M1
  5.774%, 2/25/36                                 4,000        4,002,520
Long Beach Mortgage Loan Trust
  Series 2003-1 Class M2
  7.374%, 3/25/33                                   700          704,375
  Series 2004-3 Class M3
  5.97%, 7/25/34                                    400          400,936
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34                                 1,976        1,978,660
  Series 2004-HE1 Class A3
  5.684%, 9/25/34                                    10           10,343
  Series 2004-WMC3 Class A4
  5.614%, 10/25/34                                2,075        2,077,246
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.424%, 7/25/36                                 4,215        4,215,000
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11                                  2,900        2,841,517
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                    25           24,738
Residential Asset Securities Corp.
  Series 2004-KS5 Class A2B2
  5.544%, 9/25/33                                   962          961,954
  Series 2006-KS3 Class AI2
  5.444%, 4/25/36                                 1,800        1,800,563
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.414%, 11/25/37                                1,404        1,403,810


102 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.495%, 4/27/15                               $ 3,765     $  3,757,621
  Series 2006-3 Class A1
  5.465%, 1/25/13                                 2,326        2,326,256
Structured Asset Investment Loan Trust
  Series 2005-HE1 Class A4
  5.484%, 7/25/35                                 1,565        1,565,978
  Series 2006-1 Class A1
  5.404%, 1/25/36                                 4,321        4,321,529
                                                             ------------

Total Asset Backed Securities
  (cost $75,454,622)                                          75,151,580

COMMERCIAL MORTGAGE BACKED SECURITIES-3.4%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                   616          615,954
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.64%, 3/15/22                                  2,500        2,500,000
Commercial Mortgage Pass Through Certificates
  Series 2005-FL11 Class D
  5.67%, 11/15/17                                 2,106        2,106,130
  Series 2005-F10A Class A1
  5.43%, 4/15/17                                  4,752        4,751,796
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Class F
  5.83%, 9/15/20                                  1,435        1,435,000
  Series 2005-TF2A Class G
  5.88%, 9/15/20                                  1,435        1,434,986
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                   569          576,288
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                5,847        5,818,841
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                  315          303,622
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                 7,435        7,134,849
Lehman Brothers Floating Rate Commercial
  Mortgage Trust
  Series 2004-LLFA Class C
  5.64%, 10/15/17                                 2,400        2,400,168


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 103


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.70%, 8/15/19                                $ 2,000     $  2,000,000
  Series 2005-XLF Class H
  5.72%, 8/15/19                                  1,000        1,000,000
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                  1,015        1,031,189
                                                             ------------

Total Commercial Mortgage Backed Securities
  (cost $33,174,944)                                          33,108,823

SHORT-TERM INVESTMENTS-1.3%
Commercial Paper-0.6%
Royal Bank Scotland PLC
  4.755%, 1/12/07                                 6,090        6,090,107

Time Deposit-0.7%
State Street Euro Dollar
  4.60%, 9/01/06                                  6,522        6,522,000
                                                             ------------

Total Short-Term Investments
  (cost $12,612,107)                                          12,612,107

Total Investments-99.2%
  (cost $952,921,548)                                        952,188,965
Other assets less liabilities-0.8%                             7,922,290
                                                           --------------
Net Assets-100%                                            $ 960,111,255

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                   Rate Type
                                           -------------------------
                   Notional                 Payments       Payments
    Swap            Amount   Termination     made by     received by    Unrealized
Counterparty         (000)       Date       Portfolio      Portfolio   Depreciation
-------------------------------------------------------------------------------------
Lehman Brothers     25,000    1/27/08     3 Month LIBOR*    4.835%      $ (231,633)

* LIBOR (London Interbank Offered Rate)

(a)  Represents entire or partial position segregated as collateral for swaps.

     See notes to financial statements.


104 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-50.1%
Federal Agency-Collateralized Mortgage
  Obligations-0.9%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.844%, 5/28/35(a)                            $ 1,558       $1,559,410
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16(a)                              8,287        8,335,374
                                                             ------------
                                                               9,894,784

Mortgage Pass Thru's-38.8%
Federal Home Loan Mortgage Corp.
  4.50%, 4/01/35-6/01/36(a)                      20,106       18,736,473
  5.00%, 4/01/21(a)                               3,600        3,524,504
Federal National Mortgage Association
  4.092%, 12/01/34(a)                             3,831        3,824,156
  4.108%, 10/01/34(a)                             2,576        2,557,376
  4.244%, 9/01/34(a)                              4,273        4,256,572
  4.416%, 8/01/34(a)                              4,907        4,891,801
  4.50%, 8/01/20-11/01/20(a)                          3            2,869
  4.50%, TBA                                     29,950       28,780,093
  4.762%, 4/01/35(a)                              1,743        1,734,382
  5.00%, 4/01/19-4/01/21(a)                      25,411       24,930,980
  5.00%, TBA                                     28,875       27,656,821
  5.50%, 2/01/14-2/01/35(a)                      73,815       73,021,252
  5.50%, TBA                                    116,635      114,448,094
  5.501%, 5/01/36(a)                              1,464        1,465,023
  5.813%, 3/01/36(a)                              5,111        5,152,159
  5.943%, 6/01/36(a)                              3,785        3,825,944
  6.00%, TBA                                     45,330       45,372,520
  6.50%, 1/01/36(a)                               3,350        3,409,786
  6.50%, TBA                                     30,960       31,424,400
Government National Mortgage Association
  6.00%, 4/15/36(a)                              18,500       18,671,083
                                                             ------------
                                                             417,686,288

U.S. Treasury Bonds-8.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)                              30,645       28,842,216
  7.25%, 5/15/16(a)                              48,020       57,164,448
                                                             ------------
                                                              86,006,664

U.S. Treasury Notes-2.4%
United States Treasury Notes
  3.00%, 12/31/06(a)                             16,170       16,053,139
  4.50%, 11/15/15(a)                              2,740        2,690,124
  4.875%, 5/31/08-5/31/11(a)                      6,515        6,521,078
                                                             ------------
                                                              25,264,341


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 105


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $537,333,307)                                     $  538,852,077

CORPORATE DEBT OBLIGATIONS-17.8%
Aerospace & Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                             $ 1,153        1,163,886
Textron, Inc.
  6.375%, 11/15/08(a)                               875          894,513
                                                             ------------
                                                               2,058,399

Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                698          679,914
Banking-1.9%
Bank of America Corp.
  4.50%, 8/01/10(a)                               3,496        3,407,023
Barclays Bank PLC
  8.55%, 9/29/49(a)(b)                              961        1,077,447
JP Morgan Chase & Co.
  6.75%, 2/01/11(a)                               2,530        2,667,728
RBS Capital Trust III
  5.512%, 9/30/14(a)                                562          541,131
Resona Bank, Ltd.
  5.85%, 4/15/16(a)(b)                              330          320,303
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                 170          183,103
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                            573          553,744
Suntrust Bank
  5.51%, 6/02/09(a)                                 591          592,213
The Huntington National Bank
  4.375%, 1/15/10(a)                                517          501,510
UBS PFD Funding Trust I
  8.622%, 10/29/49(a)                             1,825        2,024,297
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                               1,913        2,035,855
Wachovia Corp.
  5.35%, 3/15/11(a)                               2,205        2,211,509
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                               2,185        2,121,517
Wells Fargo & Co.
  4.20%, 1/15/10(a)                               1,808        1,751,902
Zions Bancorporation
  5.50%, 11/16/15(a)                                960          943,311
                                                             ------------
                                                              20,932,593


106 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting/Media-0.8%
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(b)                        $ 1,465     $  1,423,677
Clear Channel Communications, Inc.
  5.50%, 9/15/14(a)                               2,310        2,137,182
News America, Inc.
  6.55%, 3/15/33(a)                                 928          910,816
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                              2,760        3,105,425
WPP Finance Corp.
  5.875%, 6/15/14(a)                                886          882,705
                                                             ------------
                                                               8,459,805

Building/Real Estate-0.4%
Centex Corp.
  5.45%, 8/15/12(a)                               1,484        1,437,177
iStar Financial, Inc.
  5.15%, 3/01/12(a)                               1,019          988,941
Simon Property Group LP
  6.375%, 11/15/07(a)                             1,015        1,024,840
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                             1,055        1,062,279
                                                             ------------
                                                               4,513,237

Cable-0.6%
AT&T Broadband Corp.
  9.455%, 11/15/22(a)                             1,356        1,732,894
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                489          505,896
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                              1,463        1,518,410
Comcast Corp.
  5.30%, 1/15/14(a)                               1,263        1,218,848
  5.50%, 3/15/11(a)                               1,597        1,594,256
                                                             ------------
                                                               6,570,304

Chemicals-0.1%
Lubrizol Corp.
  4.625%, 10/01/09(a)                               805          787,349

Communications-1.1%
AT&T Corp.
  8.00%, 11/15/31(a)                                500          597,363
British Telecommunications PLC
  8.375%, 12/15/10(a)                             2,721        3,035,082
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                940        1,065,505
Sprint Capital Corp.
  8.375%, 3/15/12(a)                              3,219        3,597,474
Telecom Italia Capital
  4.00%, 1/15/10(a)                               2,995        2,845,747
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                               1,085        1,015,631
                                                             ------------
                                                              12,156,802


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 107


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications - Fixed-0.2%
Embarq Corp.
  6.738%, 6/01/13(a)                             $  210       $  214,255
Vodafone Group PLC
  5.50%, 6/15/11(a)                               2,045        2,038,626
                                                             ------------
                                                               2,252,881

Communications - Mobile-0.9%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31(a)                               1,324        1,673,449
Cingular Wireless LLC
  5.625%, 12/15/06(a)                             1,644        1,644,477
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                              3,125        3,409,634
TELUS Corp.
  7.50%, 6/01/07(a)                               3,444        3,491,875
                                                             ------------
                                                              10,219,435

Conglomerate/Miscellaneous-0.1%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                           1,449        1,621,822

Consumer Manufacturing-0.3%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                               902          896,161
Textron Financial Corp.
  4.125%, 3/03/08(a)                              2,610        2,559,732
                                                             ------------
                                                               3,455,893

Energy-0.6%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                               1,160        1,290,718
  7.875%, 10/01/29(a)                             1,818        2,119,359
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                506          546,158
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                                808          787,430
Valero Energy Corp.
  6.875%, 4/15/12(a)                              1,493        1,585,461
                                                             ------------
                                                               6,329,126

Financial-4.9%
American General Finance Corp.
  4.625%, 5/15/09(a)                              2,620        2,572,146
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                              1,656        1,592,130
Boeing Capital Corp.
  4.75%, 8/25/08(a)                               1,615        1,599,357
  6.50%, 2/15/12(a)                                 205          216,254
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                             375          358,847
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                 665          637,831


108 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CIT Group, Inc.
  5.63%, 5/18/07(a)                              $  466       $  466,794
  7.75%, 4/02/12(a)                               3,143        3,466,534
Citigroup, Inc.
  4.625%, 8/03/10(a)                              2,357        2,307,637
  5.00%, 9/15/14(a)                               1,325        1,281,979
  5.423%, 6/09/09(a)                                421          422,139
Core Investment Grade Trust
  4.659%, 11/30/07(a)                             3,882        3,847,884
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                               1,847        1,734,132
  4.25%, 12/19/07(a)                              1,855        1,828,080
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                               1,812        1,816,976
General Electric Capital Corp.
  4.00%, 2/17/09(a)                               4,160        4,048,670
  4.375%, 11/21/11(a)                             1,213        1,162,244
  5.497%, 6/22/07(a)                              3,448        3,451,383
  6.75%, 3/15/32(a)                                 134          151,233
HSBC Finance Corp.
  6.50%, 11/15/08(a)                              4,771        4,888,290
  7.00%, 5/15/12(a)                                 440          473,297
MBNA Corp.
  4.625%, 9/15/08(a)                              1,362        1,344,507
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                               4,212        4,133,695
MUFG Capital Finance 1, Ltd
  6.346%, 7/25/16(a)                                770          770,775
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                            619          642,058
SLM Corp.
  4.50%, 7/26/10(a)                               2,074        2,010,741
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                               1,016          967,107
  5.125%, 1/15/15(a)                                828          800,833
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                              3,217        3,416,637
                                                             ------------
                                                              52,410,190

Food/Beverage-1.3%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               1,780        2,150,877
ConAgra Foods, Inc.
  6.75%, 9/15/11(a)                                 287          301,661
  7.875%, 9/15/10(a)                                641          695,768
General Mills, Inc.
  5.125%, 2/15/07(a)                              3,345        3,339,568
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                             3,245        3,133,518
The Kroger Co.
  7.80%, 8/15/07(a)                               1,540        1,565,066



ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 109


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Tyson Foods, Inc.
  8.25%, 10/01/11(a)                            $ 2,280      $  2,447,963
                                                             ------------
                                                              13,634,421

Health Care-0.7%
Humana, Inc.
  6.30%, 8/01/18(a)                               1,094        1,096,640
WellPoint, Inc.
  3.50%, 9/01/07(a)                               2,200        2,150,551
  3.75%, 12/14/07(a)                                412          403,419
  4.25%, 12/15/09(a)                              2,555        2,470,731
Wyeth
  5.50%, 2/01/14(a)                               1,267        1,263,561
                                                             ------------
                                                               7,384,902

Industrial-0.1%
Tyco International Group, SA
  6.00%, 11/15/13(a)                              1,250        1,289,430

Insurance-0.4%
Assurant, Inc.
  5.625%, 2/15/14(a)                              1,028        1,015,571
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              993          963,800
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                           2,541        2,683,741
                                                             ------------
                                                               4,663,112

Metals/Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                 602          676,648

Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                               1,395        1,341,075
Packaging Corp. of America
  5.75%, 8/01/13(a)                               1,099        1,076,407
Westvaco Corp.
  8.20%, 1/15/30(a)                                 435          480,413
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                              1,083        1,090,843
                                                             ------------
                                                               3,988,738

Petroleum Products-0.0%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                            380          376,200

Public Utilities-Electric & Gas-1.7%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                               1,805        1,888,414
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                            700          712,250
Consumers Energy Co.
  4.25%, 4/15/08(a)                                 734          719,595


110 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Exelon Corp.
  6.75%, 5/01/11(a)                             $ 1,870     $  1,954,272
FirstEnergy Corp.
  6.45%, 11/15/11(a)                              1,675        1,737,213
  7.375%, 11/15/31(a)                             2,246        2,539,950
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                               933          945,957
NiSource Finance Corp.
  7.875%, 11/15/10(a)                               856          919,900
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                               1,700        1,625,652
Progress Energy, Inc.
  7.10%, 3/01/11(a)                               1,222        1,303,628
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                               874          983,048
SPI Electricity & Gas Australia Holdings
  Pty Ltd.
  6.15%, 11/15/13(a)(b)                           1,447        1,495,082
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                              1,110        1,171,902
                                                             ------------
                                                              17,996,863

Public Utilities-Telephone-0.4%
CenturyTel, Inc.
  Series G
  6.875%, 1/15/28(a)                              1,650        1,578,276
Telecom Italia Capital
  4.00%, 11/15/08(a)                                820          794,563
  6.375%, 11/15/33(a)                               375          354,081
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                              1,435        1,436,969
                                                             ------------
                                                               4,163,889

Service-0.1%
Waste Management, Inc.
  6.875%, 5/15/09(a)                              1,435        1,487,317

Supermarket/Drug-0.2%
Safeway, Inc.
  4.125%, 11/01/08(a)                               683          663,948
  4.80%, 7/16/07(a)                                 620          616,230
  6.50%, 3/01/11(a)                                 453          465,634
                                                             ------------
                                                               1,745,812

Technology-0.2%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                 780          779,981
International Business Machines Corp.
  4.375%, 6/01/09(a)                                455          446,304
Motorola, Inc.
  7.625%, 11/15/10(a)                               146          158,291
Oracle Corp.
  5.25%, 1/15/16(a)                                 515          499,057
                                                             ------------
                                                               1,883,633


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 111


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Total Corporate Debt Obligations
  (cost $195,149,625)                                     $  191,738,715

NON U.S. DOLLAR SOVEREIGN DEBT-12.7%
Bundesobligation
  3.50%, 10/10/08(a)                  EUR        19,760       25,318,097
Japan Government
  0.70%, 6/20/10(a)                   JPY     4,668,800       39,422,934
  0.80%, 9/10/15(a)                           2,555,240       21,548,512
Mexican Fixed Rate Bonds
  8.00%, 12/24/08(a)                  MXN       116,590       10,785,132
  9.00%, 12/20/12(a)                             51,780        4,948,849
Norwegian Government
  6.00%, 5/16/11(a)                   NOK        49,645        8,539,820
Poland Government Bond
  6.00%, 11/24/10(a)                  PLN        19,260        6,400,001
  6.25%, 10/24/15(a)                             27,100        9,164,442
Swedish Government
  5.00%, 1/28/09(a)                   SEK        69,595        9,949,277
                                                             ------------

Total Non U.S. Dollar Sovereign Debt
  (cost $134,278,619)                                        136,077,064

COMMERCIAL MORTGAGE BACKED SECURITIES-7.7%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                            $   885       $  901,976
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                              1,035        1,003,441
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                             3,865        3,742,169
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                              2,500        2,442,715
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                              4,235        4,083,523
Credit Suisse Mortgage Capital Certificates
  Series 2006-C3 Class A3
  6.022%, 6/15/38(a)                              4,380        4,519,634
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                899          875,410
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                               1,815        1,742,874
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                              1,516        1,472,156
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                              3,265        3,219,519


112 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                            $ 1,102     $  1,026,481
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                              1,823        1,771,459
JP Morgan Chase Commercial
  Mortgage Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                              1,720        1,648,759
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                              1,846        1,790,528
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                              2,810        2,764,034
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                              1,045        1,025,646
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                             1,720        1,719,018
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                              3,110        3,187,626
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                              4,900        4,566,996
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                              2,570        2,408,511
  Series 2004-C4 Class A4
  5.304%, 6/15/29(a)                              6,015        6,024,143
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                             1,084        1,050,558
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                              4,209        4,018,735
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                             2,380        2,341,825
  Series 2006-C1 Class A4
  5.156%, 2/15/31                                 5,253        5,138,477
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.417%, 11/12/37(a)                             2,100        2,075,680
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                              2,230        2,198,224
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
  Series 2006-2 Class A4
  6.105%, 6/12/46(a)                              3,075        3,192,557
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                               6,500        6,285,366
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                              5,186        5,089,385
                                                             ------------

Total Commercial Mortgage Backed Securities
  (cost $83,946,508)                                          83,327,425


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 113


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES-4.2%
Aegis Asset Backed Securities Trust
  Series 2004-3 Class A2A
  5.524%, 9/25/34(a)                            $    89        $  89,041
American Express Credit Account Master Trust
  Series 2005-1 Class A
  5.36%, 10/15/12(a)                              1,298        1,299,419
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.125%, 12/25/32(a)                               870          875,561
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.37%, 2/16/10(a)                               2,158        2,159,012
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.474%, 4/25/22(a)                                356          356,270
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                               1,620        1,610,135
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                 818          735,262
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB7 Class AF2
  5.147%, 11/25/35(a)                             1,805        1,789,725
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(b)                           1,000        1,011,290
Discover Card Master Trust I
  Series 2004-1 Class A
  5.36%, 4/16/10(a)                               2,457        2,458,535
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.37%, 7/15/09(a)                                 300          299,817
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.494%, 12/25/35(a)                             2,190        2,191,380
Home Equity Loan Trust
  Series 2005-3 Class A1
  5.585%, 1/20/35(a)                              1,859        1,864,138
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.504%, 7/25/35(a)                                476          476,142
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                              2,070        2,040,937
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                               1,040        1,036,298
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.404%, 1/25/36(a)                              1,697        1,697,344


114 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.824%, 10/25/35(a)                           $ 4,750     $  4,758,265
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34(a)                              1,997        1,999,986
RAAC Series
  Series 2006-SP3 Class A1
  5.41%, 8/25/36(a)                               2,735        2,735,000
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.494%, 3/25/35(a)                              2,175        2,176,699
  Series 2005-RZ1 Class A2
  5.524%, 4/25/35(a)                              3,085        3,090,306
Residential Asset Securities Corp.
  Series 2002-KS7 Class A2
  5.694%, 11/25/32(a)                               192          192,138
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                               1,490        1,466,227
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.504%, 11/25/37(a)                             2,250        2,252,461
SLM Student Loan Trust
  Series 2003-C Class A1
  5.429%, 9/15/16(a)                              1,106        1,107,582
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.404%, 12/25/36(a)                             1,767        1,766,772
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.404%, 1/25/36(a)                              1,451        1,451,233
                                                             ------------

Total Asset Backed Securities
  (cost $45,074,469)                                          44,986,975

COLLATERALIZED MORTGAGE OBLIGATIONS-4.8%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36(a)                              3,698        3,735,652
  Series 2006-1 Class 22A1
  5.42%, 2/25/36(a)                               4,853        4,837,605
  Series 2006-2 Class 23A1
  5.99%, 3/25/36(a)                               4,211        4,240,130
  Series 2006-3 Class 22A1
  6.244%, 5/25/36(a)                              2,437        2,465,965
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35(a)                              4,986        4,913,130
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)                               5,722        5,701,028


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 115


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.43%, 12/25/35(a)                            $ 3,471     $  3,473,635
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36(a)                              2,629        2,659,466
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.505%, 3/25/36(a)                              1,730        1,730,020
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36(a)                              4,139        4,184,821
Residential Funding Mortgage Securities, Inc.
  Series 2005-SA3 Class 3A
  5.243%, 8/25/35(a)                              3,225        3,185,787
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3 Class 2A1
  6.013%, 4/25/36(a)                              3,474        3,501,897
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.544%, 1/25/45(a)                                541          540,995
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36(a)                              6,851        6,801,873
                                                             ------------

Total Collateralized Mortgage Obligations
  (cost $51,912,299)                                          51,972,004

U.S. DOLLAR SOVEREIGN DEBT-1.1%
Korea Development Bank
  4.625%, 9/16/10(a)                              1,335        1,295,485
Russian Federation
  5.00%, 3/31/30(a)                               9,421       10,480,863
                                                             ------------

Total U.S. Dollar Sovereign Debt
  (cost $11,509,136)                                          11,776,348

SHORT-TERM INVESTMENTS-27.4%
U.S. Government & Government Sponsored
  Agency Obligations-22.4%
Federal Home Loan Bank
  Zero coupon, 9/18/06(c)                        76,205       76,017,874
Federal Home Loan Mortgage Corp.
  Zero coupon, 10/06/06                          87,355       86,913,372
Federal National Mortgage Association
  Zero coupon, 11/07/06                          79,275       78,516,647
                                                             ------------
                                                             241,447,893

Time Deposit-5.0%
State Street Euro Dollar
  4.60%, 9/01/06                                 53,505       53,505,000


116 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                            U.S. $ Value
-------------------------------------------------------------------------------

Total Short-Term Investments
  (cost $294,952,893)                                     $  294,952,893
                                                             ------------

Total Investments-125.8%
  (cost $1,354,156,856)                                    1,353,683,501
Other assets less liabilities-(25.8)%                       (277,402,620)
                                                          ---------------
Net Assets-100%                                           $1,076,280,881

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                  Rate Type
                                          -------------------------
                                             Payments     Payments
                   Notional                     made      received      Unrealized
    Swap            Amount  Termination        by the      by the      Appreciation/
Counterparty         (000)     Date          Portfolio    Portfolio   (Depreciation)
------------------------------------------------------------------------------------
Lehman Brothers     20,120   11/02/07     3 Month LIBOR*    4.814%       $  64,945
Lehman Brothers     23,000    1/23/08     3 Month LIBOR*    4.778%        (228,533)

* LIBOR (London Interbank Offered Rate)


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                Value at
                 Number of        Expiration      Original     August 31,      Unrealized
Type             Contracts          Month           Value         2006        Appreciation
-------------------------------------------------------------------------------------------
Purchased
U.S. T-Bond
Future               149         December 2006  $ 16,420,698  $ 16,548,313     $  127,615

U.S. T-Note
Future               197         December 2006    21,064,181    21,152,875         88,694

Sold
Japan Government
Bonds
10 Yr Future          24         December 2006    27,522,501    27,515,312          7,189
-------------------------------------------------------------------------------------------
                                                                               $  223,498


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                      U.S. $
                        Contract     Value on        U.S. $      Unrealized
                         Amount     Origination      Current    Appreciation/
                          (000)         Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Purchase Contracts:
Norwegian Krone
  Settling 9/01/06        54,343  $  8,612,158   $  8,596,348    $  (15,810)

Sale Contracts:
Euro
  Settling 9/26/06        20,262    26,012,348     26,000,833        11,515
Japanese Yen
  Settling 9/11/06     4,590,309    40,181,274     39,160,598     1,020,676


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 117


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C) (continued)

                                      U.S. $
                        Contract     Value on        U.S. $      Unrealized
                         Amount     Origination      Current    Appreciation/
                          (000)         Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
  (continued)
Mexican Peso
  Settling
  10/06/06               180,310  $ 16,418,675   $ 16,495,052     $ (76,377)
Norwegian Krone
  Settling
  9/01/06                 54,343     8,660,056      8,596,348        63,708
Norwegian Krone
  Settling
  10/02/06                54,343     8,628,773      8,613,032        15,741
Polish Zloty
  Settling
  9/15/06                 49,159    16,214,583     15,969,983       244,600
Swedish Krona
  Settling
  10/02/06                86,719    12,095,734     11,995,970        99,764

(a) Positions, or portion thereof, with an aggregate market value of $795,135,946 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $13,240,261 or 1.2% of net assets.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

     Currency Abbreviations:

     EUR  -  Euro
     JPY  -  Japanese Yen
     MXN  -  Mexican Peso
     NOK  -  Norwegian Krone
     PLN  -  Polish Zloty
     SEK  -  Swedish Krona

     Glossary of terms:

     PFD  -  Preference Shares
     TBA  -  To Be Announced

     See notes to financial statements.


118 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.0%
U.S. Treasury Inflation Index
  Securities-96.0%
  3.625%, 1/15/08                              $ 27,396    $  27,754,656
  3.875%, 1/15/09                                33,631       34,750,384
  4.25%, 1/15/10                                 31,962       33,968,754
  0.875%, 4/15/10                                26,774       25,435,063
  3.50%, 1/15/11                                 34,995       36,781,580
  3.375%, 1/15/12                                19,527       20,633,245
  3.00%, 7/15/12                                 56,273       58,570,384
  1.875%, 7/15/13                                37,713       36,779,090
  1.875%, 7/15/15                                26,233       25,444,168
  2.00%, 1/15/14                                  3,058        3,002,945
  2.00%, 7/15/14                                 59,608       58,499,363
  1.625%, 1/15/15                                71,063       67,673,341
                                                             ------------

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $436,807,011)                                        429,292,973

NON U.S. DOLLAR SOVEREIGN DEBT-2.0%
Inflation Index Bond-2.0%
Japan Government
  0.80%, 9/10/15
  (cost $8,921,445)                    JPY    1,056,300        8,907,849

SHORT-TERM INVESTMENT-3.6%
Time Deposit-3.6%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $16,335,000)                           $ 16,335       16,335,000
                                                            -------------

Total Investments-101.6%
  (cost $462,063,456)                                        454,535,822
Other assets less liabilities-(1.6)%                          (7,326,024)
                                                            -------------
Net Assets-100%                                             $447,209,798


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                  Value at
                    Number of       Expiration      Original     August 31,    Unrealized
      Type          Contracts         Month          Value          2006      Appreciation
------------------------------------------------------------------------------------------
Japan Gov't Bonds
  10 Yr Future         10         December 2006   $11,467,716   $11,464,713       $3,003

Currency Abbreviation:

JPY - Japanese Yen

See notes to financial statements.


ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO o 119


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-90.3%
Aerospace/Defense-0.8%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                            $  926       $  898,220
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                978          924,210
Sequa Corp.
  9.00%, 8/01/09(a)                                 601          634,055
                                                             ------------
                                                               2,456,485

Automotive-4.8%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                 45           41,400
AutoNation, Inc.
  7.51%, 4/15/13(a)(b)                              175          175,875
Ford Motor Co.
  7.45%, 7/16/31(a)                               1,660        1,303,100
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                               1,298        1,259,674
  7.00%, 10/01/13(a)                                704          657,042
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                              3,095        3,048,200
  8.00%, 11/01/31(a)                                893          902,546
General Motors Corp.
  8.375%, 7/15/33(a)                              2,045        1,712,687
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                693          533,610
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                866          822,700
Lear Corp.
  8.11%, 5/15/09(a)                                 640          617,600
Tenneco, Inc.
  8.625%, 11/15/14(a)                               465          463,838
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                667          712,023
  11.00%, 2/15/13(a)                                490          532,875
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                797          838,843
Visteon Corp.
  7.00%, 3/10/14(a)                               2,235        1,983,562
                                                             ------------
                                                              15,605,575

Broadcasting/Media-2.1%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                              1,201        1,187,489
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                              398          553,239
Intelsat Bermuda Ltd.
  11.25%, 6/15/16(a)(b)                           2,512        2,603,060


120 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
LIN Television Corp.
  6.50%, 5/15/13(a)                              $  575       $  530,437
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                545          517,750
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                 790          793,661
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)(b)                              840          789,600
                                                             ------------
                                                               6,975,236

Building/Real Estate-1.5%
Associated Materials, Inc.
  Zero Coupon, 3/01/14(a)                         1,385          754,825
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                100           96,646
  6.875%, 5/01/13(a)                                917          930,130
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                               792          742,500
KB HOME
  6.375%, 8/15/11(a)                                600          573,630
  7.75%, 2/01/10(a)                                 410          408,975
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                              1,445        1,329,400
                                                             ------------
                                                               4,836,106

Cable-6.0%
Cablevision Systems Corp.
  8.00%, 4/15/12(a)                               1,437        1,444,185
CCH I Holdings LLC
  11.75%, 5/15/14(a)                              5,037        3,425,160
CSC Holdings, Inc.
  7.25%, 4/15/12(a)(b)                            2,015        1,979,737
DirecTV Holdings/Finance
  6.375%, 6/15/15(a)                              1,431        1,337,985
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                             1,080        1,051,650
  7.125%, 2/01/16(a)(b)                             650          632,938
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                              1,485        1,522,125
  Zero Coupon, 11/15/12(a)                        1,037          904,783
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                              1,612        1,712,750
Insight Midwest LP
  9.75%, 10/01/09(a)                              1,063        1,081,603
Intelsat HLD Co. Ltd.
  8.625%, 1/15/15(a)                              1,024        1,034,240
  10.48%, 1/15/12(a)                                331          335,965
PanAmSat Corp.
  9.00%, 8/15/14(a)                               1,171        1,191,492


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 121


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                             $ 1,847     $  1,833,147
                                                             ------------
                                                              19,487,760

Chemicals-2.9%
Equistar Chemicals LP
  10.125%, 9/01/08(a)                             1,377        1,452,735
  10.625%, 5/01/11(a)                               623          669,725
Huntsman International LLC
  9.875%, 3/01/09(a)                                301          313,040
  10.125%, 7/01/09(a)                               550          561,000
Huntsman LLC
  11.50%, 7/15/12(a)                                801          909,135
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                            1,375        1,306,250
Nell AF SARL
  8.375%, 8/15/15(a)(b)                           1,245        1,246,556
Quality Distribution LLC
  9.00%, 11/15/10(a)                              1,353        1,295,498
Rhodia, SA
  8.875%, 6/01/11(a)                              1,513        1,547,042
                                                             ------------
                                                               9,300,981

Communications - Fixed-3.9%
Citizens Communications Co.
  6.25%, 1/15/13(a)                               1,577        1,523,776
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)                                 480          482,400
  12.50%, 5/01/15(a)                                478          488,755
Level 3 Communications, Inc.
  11.50%, 3/01/10(a)(b)                             455          453,862
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)(b)                           3,023        3,298,849
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                               4,029        3,988,710
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                  50           49,563
Qwest Corp.
  6.875%, 9/15/33(a)                              1,490        1,333,550
  8.875%, 3/15/12(a)                                355          384,287
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                 740          769,600
                                                             ------------
                                                              12,773,352

Communications - Mobile-4.6%
American Tower Corp.
  7.125%, 10/15/12(a)                             2,230        2,257,875
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                            1,477        1,539,772
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)(b)                            820          848,700
Dobson Communications Corp.
  8.875%, 10/01/13(a)                               565          557,938


122 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Kyivstar
  7.75%, 4/27/12(a)(b)                          $   375      $   380,156
  10.375%, 8/17/09(a)(b)                          1,467        1,595,362
Mobifon Holdings BV
  12.50%, 7/31/10(a)                              2,559        2,869,279
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                            1,358        1,385,160
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                 65           68,250
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                              1,196        1,233,375
  7.50%, 3/15/15(a)                               1,225        1,280,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                               1,091        1,085,545
                                                             ------------
                                                              15,101,537

Consumer Manufacturing-1.4%
ACCO Brands Corp.
  7.625%, 8/15/15(a)                              1,700        1,610,750
Broder Brothers Co.
  11.25%, 10/15/10(a)                               952          897,260
K2, Inc.
  7.375%, 7/01/14(a)                              1,150        1,115,500
Levi Strauss & Co.
  10.258%, 4/01/12(a)                               173          178,623
Visant Corp.
  7.625%, 10/01/12(a)                               683          669,340
                                                             ------------
                                                               4,471,473

Consumer Products-0.2%
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                742          732,725

Containers-0.6%
Crown Americas
  7.625%, 11/15/13(a)                             1,300        1,306,500
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                             640          636,800
                                                             ------------
                                                               1,943,300

Diversified Media-3.2%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                233          202,710
  10.25%, 5/01/09(a)                                405          375,638
Dex Media East LLC
  9.875%, 11/15/09(a)                                25           26,375
  12.125%, 11/15/12(a)                              641          714,715
Dex Media West LLC
  8.50%, 8/15/10(a)                                 444          455,100
Lamar Media Corp.
  6.625%, 8/15/15(a)                                475          445,312


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 123


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Liberty Media Corp.
  5.70%, 5/15/13(a)                             $   445      $   418,048
  7.875%, 7/15/09(a)                                350          365,844
  8.25%, 2/01/30(a)                                 430          427,828
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                               1,765        1,747,350
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                              1,153        1,034,818
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                              689          726,895
  10.375%, 9/01/14(a)(b)                            654          728,392
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                            982          986,910
WMG Holdings Corp.
  Zero Coupon, 12/15/14(a)                        2,546        1,833,120
                                                             ------------
                                                              10,489,055

Energy-4.5%
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                               1,340        1,242,850
  6.625%, 1/15/16(a)                                560          537,600
  6.875%, 1/15/16(a)                                270          261,900
  7.50%, 9/15/13(a)                                 805          813,050
  7.75%, 1/15/15(a)                               1,695        1,728,900
El Paso Corp.
  7.75%, 1/15/32(a)                               2,326        2,337,630
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                561          532,950
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                             903          979,755
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                              1,604        1,695,843
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                 680          651,740
Newfield Exploration Co.
  6.625%, 4/15/16(a)                                900          875,250
Pride International, Inc.
  7.375%, 7/15/14(a)                              1,079        1,097,883
Range Resources Corp.
  7.50%, 5/15/16(a)                                 940          947,050
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                             980          945,700
                                                             ------------
                                                              14,648,101

Entertainment & Leisure-1.7%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                              1,057        1,072,855
NCL Corp.
  10.625%, 7/15/14(a)                               757          727,666
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                 846          915,946
Six Flags, Inc.
  9.625%, 6/01/14(a)                              1,815        1,619,887


124 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                            $   913       $  988,323
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                330          332,063
                                                             ------------
                                                               5,656,740

Financial-1.9%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                               675          671,625
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                720          727,200
  7.875%, 12/01/15(a)                             2,124        2,208,960
  8.00%, 6/15/11(a)                                 810          840,375
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                 975          979,875
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              950          922,064
                                                             ------------
                                                               6,350,099

Food & Beverage-3.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               1,705        2,060,250
Dean Foods Co.
  7.00%, 6/01/16(a)                               1,265        1,252,350
Del Monte Corp.
  6.75%, 2/15/15(a)                                 145          137,750
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                420          413,700
  8.875%, 3/15/11(a)                                268          261,300
Domino's, Inc.
  8.25%, 7/01/11(a)                                 719          744,165
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                             628          834,733
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)(b)                    3,095        3,175,937
  7.625%, 6/01/16(a)(b)                             780          813,818
Sbarro, Inc.
  11.00%, 9/15/09(a)                                845          855,563
                                                             ------------
                                                              10,549,566

Gaming-5.3%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                737          738,842
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                              1,320        1,376,100
Greektown Holdings
  10.75%, 12/01/13(a)(b)                            550          578,875
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                              1,375        1,471,250
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                915          947,025


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 125


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
MGM MIRAGE
  6.625%, 7/15/15(a)                            $ 1,807      $ 1,700,839
  8.375%, 2/01/11(a)                              1,679        1,727,271
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                              1,045        1,018,875
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                             1,296        1,289,520
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                              1,416        1,490,340
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                               1,037        1,018,852
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                765          682,763
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                            947          951,735
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                             2,485        2,373,175
                                                             ------------
                                                              17,365,462

Health Care-4.4%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                409          425,871
  9.50%, 8/15/10(a)                                 553          575,120
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                483          477,273
  6.125%, 1/15/15(a)                                527          520,658
DaVita, Inc.
  7.25%, 3/15/15(a)                               1,069        1,047,620
Elan Finance Corp.
  7.75%, 11/15/11(a)                              1,160        1,113,600
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                 469          490,105
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                670          671,675
HCA, Inc.
  6.375%, 1/15/15(a)                              2,858        2,272,110
  6.75%, 7/15/13(a)                               1,650        1,381,875
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                             910          930,475
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                               1,494        1,423,035
Select Medical Corp.
  7.625%, 2/01/15(a)                                995          860,675
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                              744          770,040
Vanguard Health Holding Co.
  Zero Coupon, 10/01/15(a)                        1,705        1,227,600
                                                             ------------
                                                              14,187,732


126 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Hotel/Lodging-1.7%
Host Marriott LP
  6.75%, 6/01/16(a)                             $   765       $  742,050
  Series G
  9.25%, 10/01/07(a)                              1,396        1,443,115
Intrawest Corp.
  7.50%, 10/15/13(a)                                735          779,100
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                              1,494        1,617,255
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                               1,089        1,054,969
                                                             ------------
                                                               5,636,489

Index-3.6%
Dow Jones Cdx, High Yield
  Series 5-T2
  7.25%, 12/29/10(a)(b)                           4,312        4,312,196
  Series 6-T1
  8.625%, 6/29/11(a)(b)                           7,318        7,308,853
                                                             ------------
                                                              11,621,049

Industrial-2.6%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                            910          982,800
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                 930          985,800
FastenTech, Inc.
  11.50%, 5/01/11(a)                                560          574,000
Invensys PLC
  9.875%, 3/15/11(a)(b)                             621          670,680
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                556          606,040
RBS Global, Inc. & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                            1,045        1,050,225
  11.75%, 8/01/16(a)(b)                             475          489,250
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                               655          640,263
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                               1,600        1,548,000
Tyco International Group, SA
  6.875%, 1/15/29(a)                                770          859,406
                                                             ------------
                                                               8,406,464

Metals/Mining-3.4%
AK Steel Corp.
  7.875%, 2/15/09(a)                              1,060        1,053,375
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                 670          646,550
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                           1,369        1,387,824
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                               961        1,022,023
International Steel Group, Inc.
  6.50%, 4/15/14(a)                               1,196        1,136,200


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 127


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ispat Inland ULC
  9.75%, 4/01/14(a)                             $ 1,010      $ 1,135,240
JSC Severstal
  9.25%, 4/19/14(a)                               1,438        1,545,160
Massey Energy Co.
  6.875%, 12/15/13(a)                               810          751,275
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                750          684,375
  6.875%, 3/15/13(a)                              1,815        1,796,850
                                                             ------------
                                                              11,158,872

Paper/Packaging-1.5%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                              1,001        1,091,090
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                             405          388,800
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                430          407,425
Newpage Corp.
  10.00%, 5/01/12(a)                                797          822,903
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                              1,715        1,762,162
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(c)                        1,134          298,878
                                                             ------------
                                                               4,771,258

Petroleum Products-1.1%
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                               1,575        1,598,625
Kerr-McGee Corp.
  6.95%, 7/01/24(a)                               1,150        1,220,565
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)(b)                             776          789,580
                                                             ------------
                                                               3,608,770

Public Utilities - Electric & Gas-0.7%
Aquila, Inc.
  14.875%, 7/01/12(a)                               846        1,116,720
TECO Energy, Inc.
  7.00%, 5/01/12(a)                               1,122        1,154,258
                                                             ------------
                                                               2,270,978

Public Utilities - Telephone-0.4%
Windstream Corp.
  8.125%, 8/01/13(a)(b)                             714          753,270
  8.625%, 8/01/16(a)(b)                             560          592,200
                                                             ------------
                                                               1,345,470

Retail-1.0%
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)(b)                            455          430,544
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                              216          297,483


128 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GSC Holdings Corp
  8.00%, 10/01/12(a)                            $ 1,920     $  1,960,800
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                620          627,801
                                                             ------------
                                                               3,316,628

Services-4.0%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                              1,603        1,554,910
  7.125%, 5/15/16(a)(b)                           1,853        1,802,042
  7.375%, 4/15/14(a)                                620          606,050
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                            1,060        1,002,336
Hertz Corp.
  8.875%, 1/01/14(a)(b)                             695          721,063
  10.50%, 1/01/16(a)(b)                             675          727,312
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                              1,110        1,032,300
Service Corp. International
  6.50%, 3/15/08(a)                               1,029        1,029,000
  7.70%, 4/15/09(a)                                 780          797,550
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                               1,680        1,591,800
  7.00%, 2/15/14(a)                                 285          261,488
  7.75%, 11/15/13(a)                              1,825        1,747,437
                                                             ------------
                                                              12,873,288

Supermarket/Drug-1.0%
Couche-Tard
  7.50%, 12/15/13(a)                              1,006        1,016,060
Rite Aid Corp.
  6.875%, 8/15/13(a)                                950          798,000
  9.25%, 6/01/13(a)                                 870          848,250
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                494          492,765
                                                             ------------
                                                               3,155,075

Technology-2.7%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                 710          676,275
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                           655          685,294
CA, Inc.
  5.25%, 12/01/09(a)(b)                             815          787,493
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                               1,268        1,236,300
Freescale Semiconductor, Inc.
  7.125%, 7/15/14(a)                                770          793,100
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                816          652,800
SERENA Software, Inc.
  10.375%, 3/15/16(a)(b)                            875          892,500
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                              2,172        2,242,590


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 129


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Xerox Corp.
  6.40%, 3/15/16(a)                             $   970       $  960,393
                                                             ------------
                                                               8,926,745

Transportation-1.0%
AMR Corp.
  9.00%, 8/01/12(a)                                 765          755,437
BNSF Funding Trust I
  6.613%, 12/15/55(a)                             1,920        1,905,988
Horizon Lines LLC
  9.00%, 11/01/12(a)                                434          445,393
                                                             ------------
                                                               3,106,818

Utilities-8.2%
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                                 920          970,600
  8.25%, 4/15/12(a)(b)                            1,680        1,814,400
CMS Energy Corp.
  8.50%, 4/15/11(a)                                 835          895,537
Dynegy-Roseton Danskammer
  7.27%, 11/08/10(a)                                135          134,325
  7.67%, 11/08/16(a)                              1,222        1,203,670
Edison Mission Energy
  7.50%, 6/15/13(a)(b)                            1,760        1,760,000
  7.75%, 6/15/16(a)(b)                              595          595,000
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                675          700,071
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                724          752,960
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                 270          266,625
  7.375%, 2/01/16(a)                              1,420        1,398,700
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                498          469,365
  9.50%, 7/15/13(a)                               1,226        1,275,040
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)(b)                              440          436,737
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                960        1,031,913
Sonat, Inc.
  7.625%, 7/15/11(a)                                952          973,420
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                               1,018        1,032,085
  8.875%, 3/15/10(a)                                817          857,071
The AES Corp.
  7.75%, 3/01/14(a)                               1,150        1,184,500
  8.75%, 5/15/13(a)(b)                              225          241,594
  9.00%, 5/15/15(a)(b)                            1,080        1,165,050
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                              2,199        2,231,985
  7.875%, 9/01/21(a)                              2,214        2,252,745


130 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TXU Corp.
  4.80%, 11/15/09(a)                            $   125       $  120,803
  5.55%, 11/15/14(a)                              1,704        1,588,822
  6.50%, 11/15/24(a)                              1,606        1,496,142
                                                             ------------
                                                              26,849,160

Total Corporate Debt Obligations
  (cost $284,836,852)                                        279,978,349

STRUCTURED NOTES-4.4%
Racers
  5.43%, 5/01/07(a)(b)
  (cost $14,300,000)                             14,300       14,299,761

NON CONVERTIBLE PREFERRED STOCKS-0.6%
ION Media Networks, Inc.
  14.25%, 11/15/06(a)                               125        1,075,000
Sovereign Real Estate Investment Corp.
  12.00%, 8/29/49(a)(b)                             624          861,120

Total Non Convertible Preferred Stocks
  (cost $1,689,280)                                            1,936,120

COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                    90,400              904

SHORT-TERM INVESTMENTS-7.3%
Commercial Paper-4.0%
UBS Finance, LLC
  5.26%, 9/01/06                               $ 13,000       13,000,000

U.S. Government & Government Sponsored
  Agency Obligations-3.2%
Fannie Mae Discount Notes
  Zero coupon, 9/01/06                           10,400       10,400,000

Time Deposit-0.1%
State Street Euro Dollar
  4.60%, 9/01/06                                    415          415,000

Total Short-Term Investments
  (cost $23,815,000)                                          23,815,000

Total Investments-98.2%
  (cost $324,642,036)                                        320,030,134
Other assets less liabilities-1.8%                             5,901,155
                                                            -------------
Net Assets-100%                                             $325,931,289


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 131


FORWARD CURRENCY EXCHANGE CONTRACTS SOLD (see Note C)

                                        U.S. $
                         Contract      Value on        U.S. $
                          Amount     Origination      Current     Unrealized
                          (000)          Date          Value      Appreciation
-------------------------------------------------------------------------------
Euro Currency
  Settling
  9/28/06                 1,105      $ 1,418,451    $ 1,417,910      $ 541

(a) Positions, or portion thereof, with an aggregate market value of $296,215,134 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $79,545,490 or 24.4% of net assets.

(c)  Security is in default and is non-income producing.

     See notes to financial statements.


132 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
August 31, 2006


                                                         U.S.          Global
                                           U.S.       Large Cap     Real Estate
                                          Value         Growth       Investment
-------------------------------------------------------------------------------
Assets
Investments in securities,
  at value (cost
  $1,643,254,625,
  $1,707,342,986 and
  $675,127,512,
  respectively)                  $1,813,214,872  $1,775,695,560    $821,536,319
Cash                                        215              68             282
Foreign cash, at value
  (cost $0, $0 and
  $15,043,927,
  respectively)                              -0-             -0-     15,162,815
Dividends and interest
  receivable                          4,702,166       1,335,145         923,300
Receivable for investment
  securities sold                     2,257,473       5,998,842       1,286,381
Receivable for shares of
  beneficial interest sold            2,039,465         711,634          59,749
Total assets                     $1,822,214,191  $1,783,741,249    $838,968,846

Liabilities
Payable for investment
  securities purchased                       -0-      7,965,493       6,166,849
Payable for shares of
  beneficial interest
  redeemed                               78,877         202,201          18,455
Registration fee payable                 30,982          30,295          19,735
Custody fee payable                      23,998          25,356          31,384
Insurance fee payable                    17,575          17,760           7,157
Legal fee payable                        12,767           9,292           9,942
Printing fee payable                     11,360          10,324           8,843
Accrued expenses                          6,479           6,314          11,419
Total liabilities                       182,038       8,267,035       6,273,784
Net Assets                       $1,822,032,153  $1,775,474,214    $832,695,062

Composition of Net Assets
Paid-in capital                  $1,615,089,131  $1,677,745,834    $655,017,645
Undistributed/(distributions
  in excess of) net
  investment income                   9,805,064       2,630,309       4,654,528
Accumulated net realized
  gain on investment and
  foreign currency
  transactions                       27,177,711      26,745,497      26,481,985
Net unrealized appreciation
  of investments and
  foreign currency
  denominated assets
  and liabilities                   169,960,247      68,352,574     146,540,904
Net Assets                       $1,822,032,153  $1,775,474,214    $832,695,062
Shares of beneficial interest
  outstanding--unlimited
  shares authorized,
  without par value                 159,679,348     160,076,648      63,388,285
Net Asset Value                          $11.41          $11.09          $13.14

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 133


                                                                      Small-Mid
                                  International   International          Cap
                                      Value          Growth             Value
-------------------------------------------------------------------------------
Assets
Investments in securities,
  at value (cost
  $796,743,513,
  $775,559,918 and
  $433,322,957,
  respectively)                    $977,650,665    $875,070,353    $449,849,805
Cash                                        895             646             980
Foreign cash, at value
  (cost $14,701,285,
  $9,145,639 and $0,
  respectively)(a)                   14,763,736       9,182,857              -0-
Dividends and interest
  receivable                          3,007,178       1,566,359         527,992
Receivable for investment
  securities sold                     2,060,272       8,785,260         764,075
Receivable for shares of
  beneficial interest sold              825,095         856,616          43,653
Total assets                       $998,307,841    $895,462,091    $451,186,505

Liabilities
Payable for investment
  securities purchased and
  foreign currency
  transactions                          744,718       8,926,680       6,888,103
Custody fee payable                      59,712          47,639          11,168
Payable for shares of
  beneficial interest
  redeemed                               46,515           3,313           3,301
Payable for variation margin
  on futures contracts                   43,731              -0-             -0-
Accrued expenses                         42,321          53,531          33,914
Total liabilities                       936,997       9,031,163       6,936,486
Net Assets                         $997,370,844    $886,430,928    $444,250,019

Composition of Net Assets
Paid-in capital                    $749,430,131    $753,739,619    $426,697,443
Undistributed net
  investment income                   8,057,908       1,140,687       1,350,399
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                       58,063,882      31,958,421        (324,671)
Net unrealized appreciation
  of investments and
  foreign currency
  denominated assets
  and liabilities                   181,818,923      99,592,201      16,526,848
Net Assets                         $997,370,844    $886,430,928    $444,250,019
Shares of beneficial interest
  outstanding--unlimited
  shares authorized,
  without par value                  72,081,694      70,711,198      40,081,422
Net Asset Value                          $13.84          $12.54          $11.08

(a) An amount equivalent to U.S. $771,572 has been segregated as collateral for the financial futures contracts outstanding at August 31, 2006 for the International Value Portfolio.

     See notes to financial statements.


134 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                      Small-Mid                        Global
                                        Cap          Global          Research
                                       Growth         Value           Growth
-------------------------------------------------------------------------------
Assets
Investments in securities,
  at value (cost
  $411,798,029,
  $5,911,287 and
  $5,903,237,
  respectively)                    $431,771,057      $6,036,572      $5,961,560
Cash                                         10              -0-            790
Foreign cash, at value
  (cost $0, $7,352 and
  $8,244, respectively)                      -0-          7,384           8,262
Receivable for investment
  securities sold                     5,077,118          27,285          69,831
Receivable for shares of
  beneficial interest sold              203,426              -0-             -0-
Dividends and interest
  receivable                             88,473          13,118           6,937
Receivable due from Adviser                  -0-         72,675          74,449
Unrealized appreciation of
  forward currency
  exchange contracts                         -0-            135              -0-
Deferred offering cost                       -0-         11,478          11,478
Total assets                       $437,140,084      $6,168,647      $6,133,307

Liabilities
Due to custodian                             -0-         10,541              -0-
Payable for investment
  securities purchased                7,667,984              -0-         46,327
Payable for shares of
  beneficial interest
  redeemed                                1,400              -0-             -0-
Audit fee payable                         7,084           9,195           6,872
Custody fee payable                      11,524          15,358           9,835
Amortization of offering
  expenses                                   -0-         15,300          15,300
Legal fee payable                         6,721           9,700           8,419
Unrealized depreciation of
  forward currency
  exchange contracts                         -0-          1,410              -0-
Accrued expenses                         13,954           2,752           2,520
Total liabilities                     7,708,667          64,256          89,273
Net Assets                         $429,431,417      $6,104,391      $6,044,034

Composition of Net Assets
Paid-in capital                    $401,964,428      $5,959,454      $6,049,523
Undistributed net
  investment income                     318,981          40,688          20,625
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                        7,174,980         (19,751)        (84,447)
Net unrealized appreciation
  of investments and
  foreign currency
  denominated assets
  and liabilities                    19,973,028         124,000          58,333
Net Assets                         $429,431,417      $6,104,391      $6,044,034
Shares of beneficial interest
  outstanding--unlimited
  shares authorized,
  without par value                  36,260,382         596,033         604,992
Net Asset Value                          $11.84          $10.24           $9.99

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 135


                                         Short    Intermediate      Inflation
                                       Duration     Duration        Protected
                                         Bond         Bond          Securities
-------------------------------------------------------------------------------
Assets
Investments in securities,
  at value (cost
  $952,921,548,
  $1,354,156,856 and
  $462,063,456,
  respectively)                    $952,188,965  $1,353,683,501    $454,535,822
Cash                                     19,407         252,785             938
Foreign cash, at value
  (cost $0, $2,320,618
  and $0, respectively)(a)                   -0-      2,300,676              -0-
Dividends and interest
  receivable                          7,892,774       8,703,861       1,504,368
Receivable for shares of
  beneficial interest sold              391,170         527,872         203,656
Receivable for investment
  securities sold                            -0-     30,014,674              -0-
Receivable for variation
  margin on futures
  contracts                                  -0-        104,580           3,003
Unrealized appreciation of
  forward currency
  exchange contracts                         -0-      1,456,004              -0-
Unrealized appreciation of
  swap agreements                            -0-         64,945              -0-
Total assets                       $960,492,316  $1,397,108,898    $456,247,787

Liabilities
Unrealized depreciation of
  swap agreements                       231,633         228,533              -0-
Payable for shares of
  beneficial interest
  redeemed                               70,448         151,535          62,828
Registration fee payable                 31,957          28,370          18,908
Payable for investment
  securities purchased                       -0-    320,276,672       8,917,459
Unrealized depreciation of
  forward currency
  exchange contracts                         -0-         92,187              -0-
Accrued expenses                         47,023          50,720          38,794
Total liabilities                       381,061     320,828,017       9,037,989
Net Assets                         $960,111,255  $1,076,280,881    $447,209,798

Composition of Net Assets
Paid-in capital                    $966,252,272  $1,090,084,826    $443,742,877
Undistributed/(distribution in
  excess of) net income               2,003,912        (429,966)     12,244,904
Accumulated net realized
  loss on investment and
  foreign currency
  transactions                       (7,180,713)    (14,373,528)     (1,257,536)
Net unrealized
  appreciation/(depreciation)
  of investments and
  foreign currency
  denominated assets
  and liabilities                      (964,216)        999,549      (7,520,447)
Net Assets                         $960,111,255  $1,076,280,881    $447,209,798
Shares of beneficial interest
  outstanding--unlimited
  shares authorized,
  without par value                  96,704,581     109,185,379      45,138,716
Net Asset Value                           $9.93           $9.86           $9.91

(a) An amount equivalent to U.S. $252,300 has been segregated as collateral for the financial futures contract outstanding at August 31, 2006 for the Intermediate Duration Bond Portfolio.

     See notes to financial statements.


136 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                      High
                                                                      Yield
-------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $324,642,036)           $320,030,134
Cash                                                                       727
Dividends and interest receivable                                    5,873,680
Receivable for investment securities sold                            1,548,481
Receivable for shares of beneficial interest sold                      311,785
Unrealized appreciation of forward currency exchange contracts             541
Total assets                                                      $327,765,348

Liabilities
Payable for investment securities purchased                          1,673,034
Payable for shares of beneficial interest redeemed                     118,498
Accrued expenses                                                        42,527
Total liabilities                                                    1,834,059
Net Assets                                                        $325,931,289

Composition of Net Assets
Paid-in capital                                                   $334,650,282
Undistributed net investment income                                    377,522
Accumulated net realized loss on investment and foreign
  currency transactions                                             (4,485,356)
Net unrealized depreciation of investments and foreign currency
  denominated assets and liabilities                                (4,611,159)
Net Assets                                                        $325,931,289
Shares of beneficial interest outstanding--unlimited shares
  authorized, without par value                                     32,629,732
Net Asset Value                                                          $9.99

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 137


STATEMENT OF OPERATIONS
Year Ended August 31, 2006

                                                       U.S.          Global
                                         U.S.        Large Cap     Real Estate
                                        Value         Growth       Investment
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign
  taxes withheld of
  $76,005, $263,583
  and $1,725,837,
  respectively)                     $37,553,649     $10,031,841     $17,546,910
Interest                              2,096,828         646,336         806,973
                                     39,650,477      10,678,177      18,353,883

Expenses
Custodian                               271,030         305,709         365,491
Registration fees                       178,748         169,889          71,670
Legal                                    63,813          66,108          40,545
Audit                                    46,303          48,089          75,058
Printing                                 20,216          19,703          13,724
Amortization of offering
  expenses                               11,058          11,058          11,058
Trustees' fees                            2,900           2,342           1,675
Miscellaneous                            27,779          36,465          19,075
Net expenses                            621,847         659,363         598,296
Net investment income                39,028,630      10,018,814      17,755,587

Realized and Unrealized
Gain on Investment and
Foreign Currency
Transactions
Net realized gain on:
  Investment transactions            27,729,097      31,270,784      36,435,599
  Foreign currency
    transactions                             -0-             -0-        288,439
Net change in unrealized
  appreciation/depreciation of:
  Investments                       136,297,454       4,103,690     114,626,306
  Foreign currency
    denominated assets
    and liabilities                          -0-             -0-        125,898
Net gain on investment and
  foreign currency
  transactions                      164,026,551      35,374,474     151,476,242
Net Increase in Net Assets
  from Operations                  $203,055,181     $45,393,288    $169,231,829

See notes to financial statements.


138 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                      Small-Mid
                                  International   International         Cap
                                       Value          Growth           Value
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign
  taxes withheld of
  $386,484, $1,527,344
  and $3,114,
  respectively)                     $27,629,976     $14,396,520      $4,872,025
Interest                                640,314         692,454         965,153
                                     28,270,290      15,088,974       5,837,178

Expenses
Custodian                               661,510         599,984         126,540
Registration fees                        86,781          76,724          48,085
Audit                                    54,395          52,624          46,306
Legal                                    36,552          33,104          24,744
Printing                                 16,058          11,218           6,774
Amortization of offering
  expenses                               11,058          11,058          11,058
Trustees' fees                            2,900           2,405           2,700
Miscellaneous                            24,196          24,991          10,624
Net expenses                            893,450         812,108         276,831
Net investment income                27,376,840      14,276,866       5,560,347

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            68,059,477(a)   32,692,084(a)     (192,105)
  Futures contracts                     (84,242)             -0-             -0-
  Foreign currency
    transactions                       (726,808)       (425,580)             -0-
Net change in unrealized
  appreciation/depreciation of:
  Investments                       149,590,115(b)   83,225,554      13,771,391
  Futures contracts                   1,047,930              -0-             -0-
  Foreign currency
    denominated assets
    and liabilities                      82,103         111,275              -0-
Net gain on investment and
  foreign currency
  transactions                      217,968,575     115,603,333      13,579,286
Net Increase in Net Assets
  from Operations                  $245,345,415    $129,880,199     $19,139,633

(a)  Net of foreign capital gains taxes of $218 and $141,488, respectively.

(b)  Net of change in foreign capital gains taxes of $9,843.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 139


                                      Small-Mid                        Global
                                        Cap            Global         Research
                                       Growth          Value(a)       Growth(a)
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign
  taxes withheld of
  $0, $1,552 and $385,
  respectively)                      $1,097,817         $41,384         $18,277
Interest                                382,967           3,965           4,027
                                      1,480,784          45,349          22,304

Expenses
Custodian                               128,408          21,044          25,298
Audit                                    49,580          36,845          34,522
Registration fees                        40,810             633           1,751
Legal                                    20,691           9,788           8,508
Amortization of offering
  expenses                               11,058           3,822           3,822
Printing                                  6,621           1,001           1,001
Trustees' fees                            2,393             736             714
Miscellaneous                             7,836           1,001           1,001
Total expenses                          267,397          74,870          76,617
Less: expenses waived and
  reimbursed by the
  Adviser (see Note B)                       -0-        (72,675)        (74,449)
Net expenses                            267,397           2,195           2,168
Net investment income                 1,213,387          43,154          20,136

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions             8,118,793         (19,260)        (84,447)
  Futures contracts                          -0-           (491)             -0-
  Foreign currency
    transactions                             -0-         (2,466)            489
Net change in unrealized
  appreciation/depreciation of:
  Investments                        12,350,127         125,232          58,323
  Foreign currency
    denominated assets
    and liabilities                          -0-         (1,232)             10
Net gain (loss) on investment
  and foreign currency
  transactions                       20,468,920         101,783         (25,625)
Net Increase (Decrease)
  in Net Assets from
  Operations                        $21,682,307        $144,937         $(5,489)

(a)  Commenced operations on June 1, 2006.

     See notes to financial statements.


140 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                       Short       Intermediate     Inflation
                                      Duration       Duration       Protected
                                        Bond           Bond         Securities
-------------------------------------------------------------------------------
Investment Income
Interest (net of foreign taxes
  withheld of $0, $189 and
  $0, respectively)                 $39,124,351     $43,617,176     $22,128,203
Dollar roll income                      533,099       1,887,382              -0-
                                     39,657,450      45,504,558      22,128,203

Expenses
Custodian                               159,521         271,868         103,934
Registration fees                       102,704         115,181          47,798
Audit                                    52,077          51,418          59,959
Legal                                    26,051          45,399          11,967
Printing                                 11,256          10,686           7,204
Amortization of offering
  expenses                               11,058          11,058          11,058
Trustees' fees                            3,000           3,000           3,000
Miscellaneous                            18,787          20,422          10,961
Net expenses                            384,454         529,032         255,881
Net investment income                39,272,996      44,975,526      21,872,322

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            (6,872,692)    (14,137,671)     (1,245,074)
  Futures contracts                          -0-      1,230,342         209,251
  Swap contracts                         (8,533)       (243,977)             -0-
  Foreign currency
    transactions                             -0-     (1,176,468)             -0-
Net change in unrealized
  appreciation/depreciation of:
  Investments                        (2,395,248)     (8,930,214)    (11,130,717)
  Futures contracts                          -0-        246,423           3,003
  Swap contracts                       (231,633)       (174,891)             -0-
  Foreign currency
    denominated assets
    and liabilities                          -0-      1,477,840           4,184
Net loss on investment and
  foreign currency
  transactions                       (9,508,106)    (21,708,616)    (12,159,353)
Net Increase in Net Assets
  from Operations                   $29,764,890     $23,266,910      $9,712,969

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 141


                                                                      High
                                                                      Yield
-------------------------------------------------------------------------------
Investment Income
Interest (net of foreign taxes withheld of $149)                   $21,881,072
Dividends                                                               67,799
                                                                    21,948,871

Expenses
Custodian                                                              150,317
Audit                                                                   45,086
Registration fees                                                       36,175
Legal                                                                   15,981
Amortization of offering expenses                                       11,058
Printing                                                                 5,462
Trustees' fees                                                           3,000
Miscellaneous                                                            7,394
Net expenses                                                           274,473
Net investment income                                               21,674,398

Realized and Unrealized Gain (Loss) on Investment and
Foreign Currency Transactions
Net realized loss on:
  Investment transactions                                           (4,337,000)
  Foreign currency transactions                                        (18,846)
Net change in unrealized appreciation/depreciation of:
  Investments                                                       (4,993,845)
  Foreign currency denominated assets and liabilities                       96
Net loss on investment and foreign currency transactions            (9,349,595)
Net Increase in Net Assets from Operations                         $12,324,803

See notes to financial statements.


142 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


STATEMENT OF CHANGES IN NET ASSETS


                                                        U.S. Value
-------------------------------------------------------------------------------
                                               Year Ended       May 20, 2005(a)
                                                August 31,       to August 31,
                                                  2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $39,028,630          $5,076,835
Net realized gain on investment
  transactions                                 27,729,097          10,270,257
Net change in unrealized
  appreciation/depreciation
  and foreign currency denominated
  assets and liabilities                      136,297,454          33,662,793
Net increase in net assets from
  operations                                  203,055,181          49,009,885

Dividends and Distributions to
Shareholders from
Net investment income                         (30,618,769)         (3,696,932)
Net realized gain on investment
  transactions                                (10,482,466)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                  305,045,771       1,309,719,483
Total increase                                466,999,717       1,355,032,436

Net Assets
Beginning of period                         1,355,032,436                  -0-
End of period (including undistributed
  net investment income of $9,805,064
  and $1,384,145, respectively)            $1,822,032,153      $1,355,032,436

(a)  Commencement of operations.

     See notes to financial statements.


AllianceBernstein POOLING PORTFOLIOS o 143


                                                 U.S. Large Cap Growth
-------------------------------------------------------------------------------
                                                Year Ended      May 20, 2005(a)
                                                 August 31,     to August 31,
                                                    2006              2005
-------------------------------------------------------------------------------
Increase in Net Assets
from Operations
Net investment income                           $10,018,814        $1,144,580
Net realized gain on investment
  transactions                                   31,270,784            97,203
Net change in unrealized
  appreciation/depreciation
  of investments                                  4,103,690        64,248,884
Net increase in net assets from
  operations                                     45,393,288        65,490,667

Dividends and Distributions to
Shareholders from
Net investment income                            (7,679,888)         (868,497)
Net realized gain on investment
  transactions                                   (3,502,203)               -0-

Transactions in Shares of
Beneficial Interest
Net increase                                    344,225,982     1,332,414,865
Total increase                                  378,437,179     1,397,037,035

Net Assets
Beginning of period                           1,397,037,035                -0-
End of period (including undistributed
  net investment income of $2,630,309
  and $280,325, respectively)                $1,775,474,214    $1,397,037,035

(a)  Commencement of operations.

     See notes to financial statements.


144 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                Global Real Estate Investment
-------------------------------------------------------------------------------
                                               Year Ended      May 20, 2005(a)
                                                August 31,     to August 31,
                                                   2006              2005
-------------------------------------------------------------------------------
Increase in Net Assets
from Operations
Net investment income                           $17,755,587        $2,148,680
Net realized gain on investment
  and foreign currency transactions              36,724,038         1,570,178
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                        114,752,204        31,788,700
Net increase in net assets from
  operations                                    169,231,829        35,507,558

Dividends and Distributions to
Shareholders from
Net investment income                           (20,781,965)       (1,618,418)
Net realized gain on investment
  transactions                                   (3,380,337)               -0-

Transactions in Shares of
Beneficial Interest
Net increase                                    178,888,801       474,847,594
Total increase                                  323,958,328       508,736,734

Net Assets
Beginning of period                             508,736,734                -0-
End of period (including undistributed/
  (distributions in excess) of net
  investment income of $4,654,528 and
  ($1,305,919), respectively)                  $832,695,062      $508,736,734

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 145


                                                  International Value
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase in Net Assets
from Operations
Net investment income                         $27,376,840          $3,034,129
Net realized gain on investment and
  foreign currency transactions                67,248,427           4,534,227
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                      150,720,148          31,098,775
Net increase in net assets from
  operations                                  245,345,415          38,667,131

Dividends and Distributions to
Shareholders from
Net investment income                         (18,561,114)         (3,032,408)
Net realized gain on investment
  transactions                                (14,414,819)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                        (3,430,781)        752,797,420
Total increase                                208,938,701         788,432,143

Net Assets
Beginning of period                           788,432,143                  -0-
End of period (including undistributed
  (distributions in excess of) net
  investment income of $8,057,908
  and ($196,706), respectively)              $997,370,844        $788,432,143

(a)  Commencement of operations.

     See notes to financial statements.


146 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                  International Growth
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $14,276,866          $1,076,612
Net realized gain (loss) on investment
  and foreign currency transactions            32,266,504            (506,756)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities                              83,336,829          16,255,372
Net increase in net assets from
  operations                                  129,880,199          16,825,228

Dividends and Distributions to
Shareholders from
Net investment income                         (12,483,325)           (330,040)
Net realized gain on investment
  transactions                                 (1,113,519)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                  252,553,734         501,098,651
Total increase                                368,837,089         517,593,839

Net Assets
Beginning of period                           517,593,839                  -0-
End of period (including undistributed
  (distributions in excess of) net
  investment income of $1,140,687
  and ($97,733), respectively)               $886,430,928        $517,593,839

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 147


                                                  Small-Mid Cap Value
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $5,560,347            $470,800
Net realized loss on investment
  transactions                                   (192,105)           (132,566)
Net change in unrealized
  appreciation/depreciation
  of investments                               13,771,391           2,755,457
Net increase in net assets from
  operations                                   19,139,633           3,093,691

Dividends to Shareholders from
Net investment income                          (4,362,192)           (333,856)

Transactions in Shares of
Beneficial Interest
Net increase                                  109,434,404         317,278,339
Total increase                                124,211,845         320,038,174

Net Assets
Beginning of period                           320,038,174                  -0-
End of period (including undistributed
  net investment income of $1,350,399
  and $141,186, respectively)                $444,250,019        $320,038,174

(a)  Commencement of operations.

     See notes to financial statements.


148 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                  Small-Mid Cap Growth
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $1,213,387             $98,672
Net realized gain (loss) on investment
  transactions                                  8,118,793            (943,813)
Net change in unrealized
  appreciation/depreciation
  of investments                               12,350,127           7,622,901
Net increase in net assets from
  operations                                   21,682,307           6,777,760

Dividends to Shareholders from
Net investment income                            (917,579)            (90,799)

Transactions in Shares of
Beneficial Interest
Net increase                                  121,130,335         280,749,393
Total increase                                141,895,063         287,436,354

Net Assets
Beginning of period                           287,536,354             100,000
End of period (including undistributed
  net investment income of $318,981
  and $12,115, respectively)                 $429,431,417        $287,536,354

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 149


                                                                 Global Value
-------------------------------------------------------------------------------
                                                               June 1, 2006(a)
                                                                 to August 31,
                                                                      2006
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                             $    43,154
Net realized loss on investment and foreign currency
  transactions                                                        (22,217)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                     124,000
Net increase in net assets from operations                            144,937

Transactions in Shares of Beneficial Interest
Net increase                                                        5,959,454
Total increase                                                      6,104,391

Net Assets
Beginning of period                                                        -0-
End of period (including undistributed net investment
  income of $40,688)                                               $6,104,391

(a)  Commencement of operations.

     See notes to financial statements.


150 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                              Global Research
                                                                    Growth
-------------------------------------------------------------------------------
                                                               June 1, 2006(a)
                                                                 to August 31,
                                                                      2006
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $   20,136
Net realized loss on investment and foreign currency
  transactions                                                        (83,958)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                      58,333
Net decrease in net assets from operations                             (5,489)

Transactions in Shares of Beneficial Interest
Net increase                                                        6,049,523
Total increase                                                      6,044,034

Net Assets
Beginning of period                                                        -0-
End of period (including undistributed net investment
  income of $20,625)                                               $6,044,034

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 151


                                                   Short Duration Bond
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $39,272,996          $2,143,764
Net realized loss on investment and
  foreign currency transactions                (6,881,225)           (261,797)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                       (2,626,881)          1,662,665
Net increase in net assets from
  operations                                   29,764,890           3,544,632

Dividends to Shareholders from
Net investment income                         (37,754,560)         (1,701,954)

Transactions in Shares of
Beneficial Interest
Net increase                                  315,596,365         650,661,882
Total increase                                307,606,695         652,504,560

Net Assets
Beginning of period                           652,504,560                  -0-
End of period (including undistributed
  net investment income of $2,003,912
  and $446,052, respectively)                $960,111,255        $652,504,560

(a)  Commencement of operations.

     See notes to financial statements.


152 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                               Intermediate Duration Bond
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $44,975,526          $5,433,884
Net realized loss on investment and
  foreign currency transactions               (14,327,774)         (2,644,278)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                       (7,380,842)          8,380,391
Net increase in net assets from
  operations                                   23,266,910          11,169,997

Dividends to Shareholders from
Net investment income                         (43,355,404)         (4,900,272)

Transactions in Shares of
Beneficial Interest
Net increase                                  289,304,021         800,795,629
Total increase                                269,215,527         807,065,354

Net Assets
Beginning of period                           807,065,354                  -0-
End of period (including undistributed/
  (distributions in excess of) net
  investment income of $(429,966) and
  $392,106, respectively)                  $1,076,280,881        $807,065,354

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 153


                                              Inflation Protected Securities
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $21,872,322         $   819,571
Net realized loss on investment and
  foreign currency transactions                (1,035,823)            (71,739)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                      (11,123,530)          3,603,083
Net increase in net assets from
  operations                                    9,712,969           4,350,915

Dividends and Distributions to
Shareholders from
Net investment income                          (9,736,870)           (705,512)
Net realized gain on investment
  transactions                                   (169,881)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                  184,275,743         259,482,434
Total increase                                184,081,961         263,127,837

Net Assets
Beginning of period                           263,127,837                  -0-
End of period (including undistributed
  net investment income of $12,244,904
  and $118,301, respectively)                $447,209,798        $263,127,837

(a)  Commencement of operations.

     See notes to financial statements.


154 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                        High Yield
-------------------------------------------------------------------------------
                                             Year Ended       May 20, 2005(a)
                                              August 31,       to August 31,
                                                 2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $ 21,674,398         $ 1,612,080
Net realized gain (loss) on investment
  and foreign currency transactions            (4,355,846)             80,917
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                       (4,993,749)            382,590
Net increase in net assets from
  operations                                   12,324,803           2,075,587

Dividends and Distributions to
Shareholders from
Net investment income                         (21,536,727)         (1,357,073)
Net realized gain on investment
  transactions                                   (240,883)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                   77,147,953         257,517,629
Total increase                                 67,695,146         258,236,143

Net Assets
Beginning of period                           258,236,143                  -0-
End of period (including undistributed net
  investment income of $377,522 and
  $253,652, respectively)                    $325,931,289        $258,236,143

(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 155


NOTES TO FINANCIAL STATEMENTS
August 31, 2006


NOTE A
Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the "Trust") was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of thirteen separate series:
AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the "Portfolios"). The AllianceBernstein Global Value Portfolio and AllianceBernstein Global Research Growth Portfolio commenced operations on June 1, 2006. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser"). A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolios' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked


156 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 157


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio's respective net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


158 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


7. Organization and Offering Expenses

Cost incurred in connection with the organization of the Trust of $71,875 was borne by the Adviser. Offering expenses of $15,300 each for the Global Value and Global Research Growth Portfolios have been deferred and are being amortized on a straight line basis over a one year period. Offering expenses of $15,300 per Portfolio for the remaining eleven Portfolios have been fully amortized on a straight-line basis over a one year period.


NOTE B
Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), a wholly-owned subsidiary of the Adviser, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 159


The Adviser has agreed to limit the operating expenses of the following Portfolios to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                                   Amount
                                                  Expense       Reimbursed by
Portfolio                                       Limitations         Adviser
-------------------------------------------------------------------------------
Global Real Estate Investment                       .15%          $      -0-
International Value                                 .15%                 -0-
International Growth                                .15%                 -0-
Small-Mid Cap Value                                 .15%                 -0-
Small-Mid Cap Growth                                .15%                 -0-
Global Value                                        .15%             72,675
Global Research Growth                              .15%             74,449
Short Duration Bond                                 .15%                 -0-
Intermediate Duration Bond                          .15%                 -0-
Inflation Protected Securities                      .15%                 -0-
High-Yield                                          .20%                 -0-

There were no expense caps on the U.S. Value Portfolio and the U.S. Large Cap Growth Portfolio.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the period ended August 31, 2006, were as follows:

                                                      Sanford C.     Sanford C.
                                       Total         Bernstein &     Bernstein
Portfolio                           Commissions         Co. LLC       Limited
-------------------------------------------------------------------------------
U.S. Value                        $   331,093        $ 23,794       $    -0-
U.S. Large Cap Growth               1,628,020              -0-           -0-
Global Real Estate
  Investment                          812,522          11,598            -0-
International Value                   673,324              -0-           -0-
International Growth                2,431,532              -0-           -0-
Small-Mid Cap Value                   269,463          19,609            -0-
Small-Mid Cap Growth                  737,496              -0-           -0-
Global Value                            4,181              -0-           73
Global Research Growth                  4,692              -0-           -0-
Short Duration Bond                        -0-             -0-           -0-
Intermediate Duration
  Bond                                     -0-             -0-           -0-
Inflation Protected
  Securities                               -0-             -0-           -0-
High-Yield                                 -0-             -0-           -0-


160 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the period ended August 31, 2006, were as follows:

Portfolio                                     Purchases             Sales
-------------------------------------------------------------------------------
U.S. Value                                 $  536,850,292      $  206,319,020
U.S. Large Cap Growth                       1,343,094,428       1,002,043,644
Global Real Estate Investment                 456,578,468         291,744,871
International Value                           235,021,633         282,545,011
International Growth                          993,740,966         747,413,971
Small-Mid Cap Value                           261,787,189         150,809,039
Small-Mid Cap Growth                          431,354,220         305,853,900
Global Value                                    6,564,699             634,151
Global Research Growth                          6,702,093             819,418
Short Duration Bond                           446,782,904         161,969,974
Intermediate Duration Bond                    520,808,681         334,160,320
Inflation Protected Securities                  8,921,445                  -0-
High-Yield                                    231,250,108         174,731,786

Purchases and sales of U.S. government securities for the period ended August 31, 2006, were as follows:

Portfolio                                     Purchases             Sales
-------------------------------------------------------------------------------
U.S. Value                                      $      -0-          $      -0-
U.S. Large Cap Growth                                  -0-                 -0-
Global Real Estate Investment                          -0-                 -0-
International Value                                    -0-                 -0-
International Growth                                   -0-                 -0-
Small-Mid Cap Value                                    -0-                 -0-
Small-Mid Cap Growth                                   -0-                 -0-
Global Value                                           -0-                 -0-
Global Research Growth                                 -0-                 -0-
Short Duration Bond                         1,401,788,637       1,308,921,398
Intermediate Duration Bond                  3,254,048,489       3,058,485,466
Inflation Protected Securities                226,451,814          45,421,871
High-Yield                                             -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

                                        Gross Unrealized         Net Unrealized
                                  ---------------------------    Appreciation/
Portfolio              Cost         Appreciation  (Depreciation) (Depreciation)
-------------------------------------------------------------------------------
U.S. Value           $1,643,391,726  $197,919,574  $(28,096,428)  $169,823,146
U.S. Large Cap
  Growth              1,714,600,711   122,317,717   (61,222,868)    61,094,849
Global Real Estate
  Investment            689,006,177   134,130,598    (1,600,456)   132,530,142
International Value     806,897,829   181,906,008   (11,153,172)   170,752,836
International Growth    777,422,450   103,525,609    (5,877,706)    97,647,903


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 161


                                          Gross Unrealized       Net Unrealized
                                     --------------------------   Appreciation/
Portfolio                  Cost      Appreciation (Depreciation) (Depreciation)
-------------------------------------------------------------------------------
Small-Mid Cap Value  $  433,353,991   $35,316,605  $(18,820,791)   $16,495,814
Small-Mid Cap Growth    413,234,222    39,879,699   (21,342,864)    18,536,835
Global Value              5,911,287       262,105      (136,820)       125,285
Global Research
  Growth                  5,903,380       228,984      (170,804)        58,180
Short Duration Bond     953,018,255     2,457,506    (3,286,796)      (829,290)
Intermediate
  Duration
  Bond                1,355,228,282     6,740,446    (8,285,227)    (1,544,781)
Inflation Protected
  Securities            462,871,837            -0-   (8,336,015)    (8,336,015)
High-Yield              324,684,878     2,967,200    (7,621,944)    (4,654,744)

1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value


162 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 163


The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.


NOTE D
Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended   May 20, 2005(a)  Year Ended   May 20, 2005(a)
                      August 31,    to August 31,  August 31,     to August 31,
Portfolio                2006          2005            2006           2005
-------------------------------------------------------------------------------
U.S. Value
Shares sold           31,063,561   145,298,965    $334,004,733  $1,455,154,401
Shares issued in
  reinvestment of
  dividends and
  distributions        3,891,057       363,015      41,101,235       3,696,933
Shares redeemed       (6,622,867)  (14,314,383)    (70,060,197)   (149,131,851)
Net increase          28,331,751   131,347,597    $305,045,771  $1,309,719,483

(a)  Commencement of operations.


164 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended  May 20, 2005(a)   Year Ended   May 20, 2005(a)
                      August 31,  to August 31,     August 31,   to August 31,
Portfolio                2006          2005            2006           2005
-------------------------------------------------------------------------------
U.S. Large Cap
  Growth
Shares sold           39,148,884   143,635,278  $  449,251,903  $1,476,789,066
Shares issued in
  reinvestment of
  dividends and
  distributions          966,636        82,573      11,182,091         868,497
Shares redeemed      (10,225,344)  (13,531,379)   (116,208,012)   (145,242,698)
Net increase          29,890,176   130,186,472    $344,225,982  $1,332,414,865

Global Real Estate
  Investment
Shares sold           14,571,903    51,442,214  $  163,677,242  $  518,156,439
Shares issued in
  reinvestment of
  dividends and
  distributions        2,182,765       153,515      24,162,302       1,618,419
Shares redeemed         (754,477)   (4,207,635)     (8,950,743)    (44,927,264)
Net increase          16,000,191    47,388,094  $  178,888,801  $  474,847,594

International Value
Shares sold            9,769,377    87,293,820  $  121,566,539  $  915,265,700
Shares issued in
  reinvestment of
  dividends and
  distributions        2,787,702       287,985      32,975,933       3,032,408
Shares redeemed      (12,898,835)  (15,158,355)   (157,973,253)   (165,500,688)
Net increase
  (decrease)            (341,756)   72,423,450  $   (3,430,781) $  752,797,420

International
  Growth
Shares sold           21,380,831    53,371,235  $  249,271,570  $  548,013,912
Shares issued in
  reinvestment of
  dividends and
  distributions        1,198,617        32,971      13,596,844         330,040
Shares redeemed         (844,601)   (4,427,855)    (10,314,680)    (47,245,301)
Net increase          21,734,847    48,976,351  $  252,553,734  $  501,098,651

Small-Mid Cap
  Value
Shares sold           10,262,693    39,367,093  $  112,013,558  $  417,139,655
Shares issued in
  reinvestment
  of dividends           399,558        31,920       4,362,192         333,856
Shares redeemed         (626,885)   (9,352,957)     (6,941,346)   (100,195,172)
Net increase          10,035,366    30,046,056  $  109,434,404  $  317,278,339

(a)  Commencement of operations.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 165


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended  May 20, 2005(a)   Year Ended  May 20, 2005(a)
                       August 31,  to August 31,     August 31,   to August 31,
Portfolio                 2006          2005            2006          2005
-------------------------------------------------------------------------------
Small-Mid Cap
  Growth
Shares sold           10,423,766    32,639,420   $ 125,374,603   $ 351,691,312
Shares issued in
  reinvestment
  of dividends            75,674         8,533         917,579          90,799
Shares redeemed         (412,059)   (6,484,952)     (5,161,847)    (71,032,718)
Net increase          10,087,381    26,163,001   $ 121,130,335   $ 280,749,393

                    June 1, 2006(a)               June 1, 2006(a)
                    to August 31,                 to August 31,
                          2006                          2006
-------------------------------------------------------------------------------
Global Value
Shares sold              600,015                   $ 6,000,143
Shares redeemed           (3,982)                      (40,689)
Net increase             596,033                   $ 5,959,454

Global Research
  Growth
Shares sold              604,992                   $ 6,049,523
Net increase             604,992                   $ 6,049,523

                      Year Ended  May 20, 2005(a)   Year Ended  May 20, 2005(a)
                       August 31,  to August 31,     August 31,   to August 31,
                         2006          2005            2006            2005
-------------------------------------------------------------------------------
Short Duration
  Bond
Shares sold           29,077,360    66,579,808   $ 289,575,155   $ 666,482,105
Shares issued in
  reinvestment
  of dividends         3,812,804       170,040      37,754,560       1,701,954
Shares redeemed       (1,184,656)   (1,750,775)    (11,733,350)    (17,522,177)
Net increase          31,705,508    64,999,073   $ 315,596,365   $ 650,661,882

Intermediate
  Duration Bond
Shares sold           28,516,768    84,453,006   $ 280,756,836   $ 848,045,210
Shares issued in
  reinvestment
  of dividends         4,425,281       487,181      43,355,404       4,900,272
Shares redeemed       (3,518,921)   (5,177,936)    (34,808,219)    (52,149,853)
Net increase          29,423,128    79,762,251   $ 289,304,021   $ 800,795,629

(a)  Commencement of operations.


166 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended  May 20, 2005(a)  Year Ended   May 20, 2005(a)
                      August 31,   to August 31,    August 31,   to August 31,
Portfolio                2006          2005            2006           2005
-------------------------------------------------------------------------------
Inflation Protected
  Securities
Shares sold           18,277,335    26,212,348   $ 178,671,483   $ 258,784,163
Shares issued in
  reinvestment of
  dividends and
  distributions        1,019,115        71,174       9,906,751         705,512
Shares redeemed         (440,530)         (726)     (4,302,491)         (7,241)
Net increase          18,855,920    26,282,796   $ 184,275,743   $ 259,482,434

High-Yield
Shares sold            7,264,884    30,314,496    $ 73,174,268   $ 312,883,214
Shares issued in
  reinvestment of
  dividends and
  distributions        2,180,554       131,189      21,777,610       1,357,073
Shares redeemed       (1,776,791)   (5,484,600)    (17,803,925)    (56,722,658)
Net increase           7,668,647    24,961,085    $ 77,147,953   $ 257,517,629

(a)  Commencement of operations.


Commencement of Offering

The Portfolios commenced offering on May 20, 2005 (with the exception of the Global Value Portfolio and the Global Research Growth Portfolio each of which commenced operations on June 1, 2006), through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio ("U.S. Large Cap Fund"). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

Amounts received from in-kind transfers of investment securities were as follows:

                        Wealth       Balanced        Wealth
                     Appreciation     Wealth      Preservation      U.S. Large
Portfolio              Strategy      Strategy        Strategy        Cap Fund
-------------------------------------------------------------------------------
U.S. Value           $ 155,435,335 $ 150,723,860   $ 24,205,731   $ 64,400,550
U.S. Large Cap
  Growth               158,437,429   153,296,219     24,652,835     71,745,927
Global Real Estate
  Investment            43,932,094    69,340,181     24,273,362             -0-
International Value     59,932,167    57,875,719      9,199,373             -0-
International Growth    63,478,390    61,819,722      9,798,985             -0-
Small-Mid Cap Value             -0-           -0-            -0-            -0-
Small-Mid Cap Growth            -0-           -0-            -0-            -0-
Short Duration Bond             -0-           -0-    72,247,181             -0-



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 167


                            Wealth     Balanced       Wealth
                         Appreciation   Wealth     Preservation     U.S. Large
Portfolio                  Strategy    Strategy       Strategy       Cap Fund
-------------------------------------------------------------------------------
Intermediate Duration
  Bond                    $  -0-   $ 250,427,841   $ 72,480,909       $     -0-
Inflation Protected
  Securities                 -0-              -0-    28,619,579             -0-
High-Yield                   -0-         598,162             -0-            -0-

Amounts received from investments of cash were as follows:

                            Wealth      Balanced       Wealth
                        Appreciation     Wealth     Preservation     U.S. Large
Portfolio                 Strategy      Strategy      Strategy        Cap Fund
-------------------------------------------------------------------------------
U.S. Value                 $ 7,784       $ 6,052       $ 10,251      $ 710,972
U.S. Large Cap
  Growth                   856,603       856,272        144,828      1,111,911
Global Real Estate
  Investment             2,267,390     4,077,486      1,085,694             -0-
International Value      6,083,498     5,812,768        863,081             -0-
International Growth     3,175,305     2,784,499        373,559             -0-
Small-Mid Cap Value      4,400,000     5,740,000      1,200,000             -0-
Small-Mid Cap Growth     3,525,000     5,800,000      1,030,000             -0-
Short Duration Bond             -0-           -0-    10,872,021             -0-
Intermediate
  Duration
  Bond                          -0-   13,149,233      5,158,625             -0-
Inflation Protected
  Securities                    -0-           -0-       857,786             -0-
High-Yield                      -0-   24,450,000             -0-            -0-

The amounts of the unrealized appreciation (depreciation) of investment securities acquired by the Portfolios through the in-kind transfer were as follows:

Portfolio                                    Appreciation        (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                                   $ 33,794,987                  -0-
U.S. Large Cap Growth                          33,033,631                  -0-
Global Real Estate Investment                  21,884,598                  -0-
International Value                            10,574,433                  -0-
International Growth                            8,587,797                  -0-
Small-Mid Cap Value                                    -0-                 -0-
Small-Mid Cap Growth                                   -0-                 -0-
Short Duration Bond                                    -0-           (390,484)
Intermediate Duration Bond                             -0-         (2,633,495)
Inflation Protected Securities                         -0-           (223,894)
High-Yield                                             -0-            (46,845)


NOTE E
Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security


168 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Security Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.


NOTE F
Distributions to Shareholders

The tax character of distributions paid for the fiscal year ending August 31, 2005 and 2006 were as follows:

U.S. Value Portfolio                             2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 34,158,303         $ 3,696,932
  Long-term capital gain                        6,942,932                  -0-
Total distributions paid                     $ 41,101,235         $ 3,696,932

U.S. Large Cap Growth Portfolio                  2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $ 7,679,880          $  868,497
  Long-term capital gain                        3,502,203
Total distributions paid                     $ 11,182,083          $  868,497

Global Real Estate Investment Portfolio          2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 21,211,214         $ 1,618,418
  Long-term capital gain                        2,951,088                  -0-
Total distributions paid                     $ 24,162,302         $ 1,618,418


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 169


International Value Portfolio                    2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 25,246,247         $ 3,032,408
  Long-term capital gain                        7,729,686                  -0-
Total distributions paid                     $ 32,975,933         $ 3,032,408

International Growth Portfolio                   2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 12,483,325           $ 330,040
  Long-term capital gain                        1,113,519                  -0-
Total distributions paid                     $ 13,596,844           $ 330,040

Small-Mid Cap Value Portfolio                    2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $ 4,362,192           $ 333,856
Total distributions paid                      $ 4,362,192           $ 333,856

Small-Mid Cap Growth Portfolio                     2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $   917,579            $ 90,799
Total distributions paid                      $   917,579            $ 90,799

Global Value Portfolio                             2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                              $       -0-
Total distributions paid                       $       -0-

Global Research Growth Portfolio                   2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                              $       -0-
Total distributions paid                       $       -0-

Short Duration Bond Portfolio                    2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 37,754,560         $ 1,701,954
Total distributions paid                     $ 37,754,560         $ 1,701,954

Intermediate Duration Bond Portfolio             2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 43,355,404         $ 4,900,272
Total distributions paid                     $ 43,355,404         $ 4,900,272


170 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Inflation Protected Securities Portfolio          2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $  9,820,532         $   705,512
  Long-term capital gain                           86,219                  -0-
Total distributions paid                     $  9,906,751         $   705,512

High-Yield Portfolio                              2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $ 21,777,610         $ 1,357,073
Total distributions paid                     $ 21,777,610         $ 1,357,073

As of August 31, 2006 the components of accumulated earnings/deficit on a tax basis were as follows:

                                                        Accumulated                        Total
                      Undistributed  Undistributed         Capital       Unrealized      Accumulated
                         Ordinary      Long-Term         and Other     Appreciation/      Earnings/
Portfolio                 Income         Gains        Gains (Losses)  (Depreciation)(a)  (Deficit)(b)
-------------------------------------------------------------------------------------------------------
U.S. Value             $ 17,763,349   $ 19,356,525    $         -0-    $ 169,823,146    $ 206,943,020
U.S. Large Cap Growth     2,630,309     34,003,222              -0-       61,094,849       97,728,380
Global Real Estate
  Investment             20,791,047     24,886,069              -0-      132,000,305      177,677,421
International Value      59,349,865     16,926,242              -0-      171,664,607      247,940,714
International Growth      9,560,545     25,401,095              -0-       97,729,669      132,691,309
Small-Mid Cap Value       1,350,398             -0-       (293,637)(c)    16,495,814       17,552,575
Small-Mid Cap Growth      6,980,388      1,949,766              -0-       18,536,835       27,466,989
Global Value                 39,413             -0-        (19,751)          124,000          143,662
Global Research Growth       20,625             -0-        (84,304)           58,190           (5,489)
Short Duration Bond       1,992,151             -0-     (7,084,005)(c)    (1,049,162)      (6,141,016)
Intermediate Duration
  Bond                    2,139,218             -0-    (14,064,986)(c)    (1,877,762)     (13,803,530)
Inflation Protected
  Securities             12,553,667             -0-       (757,918)       (8,328,828)       3,466,921
High-Yield                  476,198             -0-     (4,540,447)       (4,654,001)      (8,718,250)

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c) On August 31, 2006, the Small Mid Cap Value Portfolio, Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio had a net capital loss carry forward of $293,637, $551,868 and $596,899, respectively, all of which expires in the year 2014. To the extent future capital gains are offset by capital loss carry forward, such gains will not be distributed.


Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to the foreign currency gain
(loss), nondeductible offering costs, reclassification of distributions, foreign capital gains tax, nondeductible federal excise tax liability, adjustments for wash sales and passive


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 171


foreign investment companies are reflected as an adjustment to the components of capital as of August 31, 2006 as shown before:

                                                                     Increase (Decrease)
                                                                      to Accumulated Net
                                                Increase (Decrease)  Realized Gain (Loss)
                            Increase (Decrease)     Undistributed      On Investments,
                                  To Additional     Net Investment       Futures and
Portfolio                       Paid in Capital      Income (Loss)    Foreign Currencies
------------------------------------------------------------------------------------------
U.S. Value                       $  (11,058)         $    11,058         $        -0-
U.S. Large Cap Growth                    -0-             859,913            (859,913)
Global Real Estate Investment      (324,317)           8,986,825          (8,662,508)
International Value                 (11,058)            (561,112)            572,170
International Growth                (11,947)            (555,121)            567,068
Small-Mid Cap Value                 (11,058)              11,058                  -0-
Small-Mid Cap Growth                (11,058)              11,058                  -0-
Short Duration Bond                 (11,058)              39,424             (28,366)
Intermediate Duration Bond          (11,058)          (2,442,194)          2,453,252
Inflation Protected Securities      (11,058)              (8,849)             19,907
High Yield                          (11,058)             (13,801)             24,859
Global Value                             -0-              (2,466)              2,466
Global Research Growth                   -0-                 489                (489)


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


172 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Portfolios were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order of the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Mutual Funds ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 173


lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


174 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 175


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE H
Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Trust's independent registered public accounting firm for the 2006 fiscal year. A majority of the Trust's Board of Trustees, including a majority of the Independent Trustees, approved the appointment of KPMG. The predecessor independent registered public accounting firm's report on the Trust's financial statements for the period ended August 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal period there were no disagreements between the Trust and the predecessor independent registered public accounting firm on any


176 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such period.


NOTE I
Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 177


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       U.S. Value
-------------------------------------------------------------------------------
                                                  Year             May 20,
                                                  Ended           2005(a) to
                                              August 31,           August 31,
                                                  2006               2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.32            $ 10.00

Income From Investment Operations
Net investment income(b)                            .27                .08
Net realized and unrealized gain on
  investment transactions                          1.11                .28
Net increase in net asset value
  from operations                                  1.38                .36

Less: Dividends and Distributions
Dividends from net investment income               (.21)              (.04)
Distributions from net realized gain on
  investment transactions                          (.08)                -0-
Total distributions                                (.29)              (.04)
Net asset value, end of period                  $ 11.41            $ 10.32

Total Return
Total investment return based on
  net asset value(c)                              13.60%              3.58%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $ 1,822,032        $ 1,355,032
Ratio to average net assets of:
  Expenses                                          .04%               .07%(d)
  Net investment income                            2.48%              2.84%(d)
Portfolio turnover rate                              14%                21%

See footnote summary on page 190.


178 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                     U.S. Large
                                                    Cap Growth
-------------------------------------------------------------------------------
                                              Year               May 20,
                                             Ended             2005(a) to
                                            August 31,          August 31,
                                               2006                2005
-------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.73             $ 10.00

Income From Investment Operations
Net investment income(b)                         .07                 .02
Net realized and unrealized gain
  on investment transactions                     .38                 .72
Net increase in net asset value
  from operations                                .45                 .74

Less: Dividends and Distributions
Dividends from net investment income            (.06)               (.01)
Distributions from net realized
  gain on investment transactions               (.03)                 -0-
Total distributions                             (.09)               (.01)
Net asset value, end of period               $ 11.09             $ 10.73

Total Return
Total investment return based
  on net asset value(c)                         4.10%               7.38%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $ 1,775,474         $ 1,397,037
Ratio to average net assets of:
  Expenses                                       .04%                .05%(d)
  Net investment income                          .64%                .62%(d)
Portfolio turnover rate                           64%                 13%

See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 179


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Global Real Estate
                                                       Investment
-------------------------------------------------------------------------------
                                                Year             May 20,
                                                Ended           2005(a) to
                                              August 31,        August 31,
                                                 2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period           $ 10.74           $ 10.00

Income From Investment Operations
Net investment income(b)                           .36               .09(e)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                           2.47               .69
Net increase in net asset value
  from operations                                 2.83               .78

Less: Dividends and Distributions
Dividends from net investment income              (.37)             (.04)
Distributions from net realized
  gain on investment transactions                 (.06)               -0-
Total distributions                               (.43)             (.04)
Net asset value, end of period                 $ 13.14           $ 10.74

Total Return
Total investment return based on
  net asset value(c)                             27.18%             7.80%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $ 832,695         $ 508,737
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                 .09%              .15%(d)
  Expenses, before waivers/
    reimbursements                                 .09%              .16%(d)
  Net investment income                           3.07%             3.14%(d)(e)
Portfolio turnover rate                             46%                7%

See footnote summary on page 190.


180 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                   International Value
-------------------------------------------------------------------------------
                                                Year             May 20,
                                                Ended           2005(a) to
                                              August 31,        August 31,
                                                 2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.89           $ 10.00

Income From Investment Operations
Net investment income(b)                            .38               .10(e)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                            3.04               .87
Net increase in net asset value
  from operations                                  3.42               .97

Less: Dividends and Distributions
Dividends from net investment income               (.26)             (.08)
Distributions from net realized gain
  on investment transactions                       (.21)               -0-
Total distributions                                (.47)             (.08)
Net asset value, end of period                  $ 13.84           $ 10.89

Total Return
Total investment return based on net
  asset value(c)                                  32.16%             9.71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 997,371         $ 788,432
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .10%              .15%(d)
  Expenses, before waivers/reimbursements           .10%              .94%(d)
  Net investment income                            3.09%             3.56%(d)(e)
Portfolio turnover rate                              27%               23%




See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 181



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  International Growth
-------------------------------------------------------------------------------
                                                Year             May 20,
                                                Ended           2005(a) to
                                              August 31,        August 31,
                                                 2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.57           $ 10.00

Income From Investment Operations
Net investment income(b)                            .23               .05(e)
Net realized and unrealized gain on
  investment and foreign
  currency transactions                            1.95               .54
Net increase in net asset value
  from operations                                  2.18               .59

Less: Dividends and Distributions
Dividends from net investment income               (.19)             (.02)
Distributions from net realized gain on
  investment transactions                          (.02)               -0-
Total distributions                                (.21)             (.02)
Net asset value, end of period                  $ 12.54           $ 10.57

Total Return
Total investment return based on net
  asset value(c)                                  20.88%             5.93%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 886,431         $ 517,594
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .11%              .15%(d)
  Expenses, before waivers/reimbursements           .11%              .24%(d)
  Net investment income                            1.96%             1.78%(d)(e)
Portfolio turnover rate                             105%               19%




See footnote summary on page 190.


182 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                   Small-Mid Cap Value
-------------------------------------------------------------------------------
                                                Year             May 20,
                                                Ended           2005(a) to
                                              August 31,        August 31,
                                                 2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.65           $ 10.00

Income From Investment Operations
Net investment income(b)                            .16               .04(e)
Net realized and unrealized gain on
  investment transactions                           .40               .63
Net increase in net asset value
  from operations                                   .56               .67

Less: Dividends
Dividends from net investment income               (.13)             (.02)
Net asset value, end of period                  $ 11.08           $ 10.65

Total Return
Total investment return based on net
  asset value(c)                                   5.24%             6.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 444,250         $ 320,038
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .07%              .15%(d)
  Expenses, before waivers/reimbursements           .07%              .34%(d)
  Net investment income                            1.45%             1.62%(d)(e)
Portfolio turnover rate                              42%                8%




See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 183



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                 Small-Mid Cap Growth
-------------------------------------------------------------------------------
                                                Year             May 20,
                                                Ended           2005(a) to
                                              August 31,        August 31,
                                                 2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.99               $ 10.00

Income From Investment Operations
Net investment income(b)                            .04                   .01(e)
Net realized and unrealized gain
  on investment transactions                        .84                   .99
Net increase in net asset value
  from operations                                   .88                  1.00

Less: Dividends
Dividends from net investment income               (.03)                 (.01)
Net asset value, end of period                  $ 11.84               $ 10.99

Total Return
Total investment return based on
  net asset value(c)                               8.00%                 9.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 429,431             $ 287,536
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .07%                  .15%(d)
  Expenses, before waivers/reimbursements           .07%                  .41%(d)
  Net investment income                             .33%                  .37%(d)(e)
Portfolio turnover rate                              83%                   21%




See footnote summary on page 190.


184 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                Global Value
-------------------------------------------------------------------------------
                                                                   June 1,
                                                                  2006(a) to
                                                                  August 31,
                                                                     2006
-------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.00

Income From Investment Operations
Net investment income(b)(e)                                           .07
Net realized and unrealized gain on investment
  and foreign currency transactions                                   .17
Net increase in net asset value from operations                       .24
Net asset value, end of period                                    $ 10.24

Total Return
Total investment return based on net asset value(c)                  2.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $ 6,104
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                          .15%
  Expenses, before waivers/reimbursements(d)                         5.11%
  Net investment income(d)(e)                                        2.95%
Portfolio turnover rate                                                11%




See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 185



Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                              Global Research
-------------------------------------------------------------------------------
                                                                   June 1,
                                                                  2006(a) to
                                                                  August 31,
                                                                     2006
-------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.00

Income From Investment Operations
Net investment income(b)(e)                                           .03
Net realized and unrealized loss on investment
  and foreign currency transactions                                  (.04)
Net decrease in net asset value from operations                      (.01)
Net asset value, end of period                                     $ 9.99

Total Return
Total investment return based on net asset value(c)                  (.10)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $ 6,044
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                          .15%
  Expenses, before waivers/reimbursements(d)                         5.24%
  Net investment income(d)(e)                                        1.38%
Portfolio turnover rate                                                14%




See footnote summary on page 190.


186 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Short Duration Bond
-------------------------------------------------------------------------------
                                                  Year             May 20,
                                                 Ended           2005(a) to
                                               August 31,        August 31,
                                                  2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.04           $ 10.00

Income From Investment Operations
Net investment income(b)                            .47               .09(e)
Net realized and unrealized loss on
  investment transactions                          (.14)             (.01)
Net increase in net asset value
  from operations                                   .33               .08

Less: Dividends
Dividends from net investment income               (.44)             (.04)
Net asset value, end of period                   $ 9.93           $ 10.04

Total Return
Total investment return based on
  net asset value(c)                               3.39%              .82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 960,111         $ 652,505
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .05%              .15%(d)
  Expenses, before waivers/reimbursements           .05%              .19%(d)
  Net investment income                            4.69%             3.88%(d)(e)
Portfolio turnover rate                             185%               83%




See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 187



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Intermediate
                                                      Duration Bond
-------------------------------------------------------------------------------
                                                  Year             May 20,
                                                 Ended           2005(a) to
                                               August 31,        August 31,
                                                  2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.12           $ 10.00

Income From Investment Operations
Net investment income(b)                            .48               .11
Net realized and unrealized gain (loss)
  on investment and foreign
  currency transactions                            (.28)              .08
Net increase in net asset value
  from operations                                   .20               .19

Less: Dividends
Dividends from net investment income               (.46)             (.07)
Net asset value, end of period                   $ 9.86           $ 10.12

Total Return
Total investment return based on net
  asset value(c)                                   2.13%             1.95%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $ 1,076,281         $ 807,065
Ratio to average net assets of:
  Expenses                                          .06%              .10%(d)
  Net investment income                            4.89%             4.13%(d)
Portfolio turnover rate                             513%              206%



See footnote summary on page 190.


188 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                  Inflation Protected
                                                        Securities
-------------------------------------------------------------------------------
                                                  Year             May 20,
                                                 Ended           2005(a) to
                                               August 31,        August 31,
                                                  2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.01           $ 10.00

Income From Investment Operations
Net investment income(b)                            .57               .09(e)
Net realized and unrealized gain (loss)
  on investment transactions                       (.36)               -0-
Net increase in net asset value
  from operations                                   .21               .09

Less: Dividends and Distributions
Dividends from net investment income               (.30)             (.08)
Distributions from net realized gain on
  investment transactions                          (.01)               -0-
Total distributions                                (.31)             (.08)
Net asset value, end of period                   $ 9.91           $ 10.01

Total Return
Total investment return based on
  net asset value(c)                               2.11%              .92%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 447,210         $ 263,128
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .07%              .15%(d)
  Expenses, before waivers/reimbursements           .07%              .52%(d)
  Net investment income                            5.83%             4.34%(d)(e)
Portfolio turnover rate                              13%                3%




See footnote summary on page 190.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 189



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      High Yield
-------------------------------------------------------------------------------
                                                  Year             May 20,
                                                 Ended           2005(a) to
                                               August 31,        August 31,
                                                  2006              2005
-------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.35           $ 10.00

Income From Investment Operations
Net investment income(b)                            .75               .20(e)
Net realized and unrealized gain (loss)
  on investment and foreign
  currency transactions                            (.35)              .24
Net increase in net asset value
  from operations                                   .40               .44

Less: Dividends and Distributions
Dividends from net investment income               (.75)             (.09)
Distributions from net realized gain on
  investment transactions                          (.01)               -0-
Total distributions                                (.76)             (.09)
Net asset value, end of period                   $ 9.99           $ 10.35

Total Return
Total investment return based on
  net asset value(c)                               4.06%             4.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $ 325,931         $ 258,236
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .09%              .20%(d)
  Expenses, before waivers/reimbursements           .09%              .45%(d)
  Net investment income                            7.47%             7.42%(d)(e)
Portfolio turnover rate                              64%               23%




(a)  Commencement of operations.

(b)  Based on average shares oustanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.

190 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
AllianceBernstein Pooling Portfolios
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (thirteen portfolios constituting AllianceBernstein Pooling Portfolios, hereafter referred to as the "Funds") as of August 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the period May 20, 2005 (commencement of operations) through August 31, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 191


AllianceBernstein Inflation Protected Securities Portfolio and
AllianceBernstein High-Yield Portfolio as of August 31, 2006, and the results of their operations, changes in their net assets, and their financial highlights for the year or periods then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP


New York, New York
October 27, 2006

192 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


TAX INFORMATION
(unaudited)


For the fiscal year ended August 31, 2006, in order to meet certain requirements of the Internal Revenue Code we are advising you that certain distributions from the following funds will be designated as:

                                                     (for corporate   (for foreign
                                                       shareholders)  shareholders) (for foreign
                                                         Dividends     Qualified    shareholders)
                           Long-Term       Qualified     Received      Short-Term      Qualified
Portfolio                 Capital Gain  Dividend Income  Deduction   Capital Gain  Interest Income
---------------------------------------------------------------------------------------------------
                                                         >
U.S. Value                $ 6,942,932   $ 23,517,864  $ 23,079,699    $   113,571     $ 1,474,981
U.S. Large Cap Growth       3,502,203      7,309,151     6,113,725             -0-             -0-
Global Real Estate
  Investment                2,951,088      1,240,600            -0-        21,918         187,542
International Value         7,729,686      8,428,167            -0-     4,801,077              -0-
International Growth        1,113,519      8,821,112        62,350             -0-             -0-
Small-Mid Cap Value                -0-     3,341,333     3,368,241             -0-        688,322
Small-Mid Cap Growth               -0-       122,935       126,560             -0-        115,570
Short Duration Bond                -0-            -0-           -0-            -0-     37,754,560
Intermediate Duration
  Bond                             -0-            -0-           -0-            -0-     39,161,374
Inflation Protected
  Securities                   86,219             -0-           -0-        63,755       9,736,870
High Yield                         -0-        66,325        66,325        146,541      21,449,191
Global Value                       -0-            -0-           -0-            -0-             -0-
Global Research Growth             -0-            -0-           -0-            -0-             -0-

Long-term capital gain distributions made during the fiscal year ended August 31, 2006 will be subject to maximum tax rate of 15%. In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%. The above should not be used to calculate your income tax returns.


AllianceBernstein POOLING PORTFOLIOS o 193


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice
  President and Independent
  Compliance Officer
Andrew M. Aran, Vice President
Bruce K. Aronow, Vice President
Stephen Beinhacker, Vice President
Henry S. D'Auria, Vice President
Gershon Distenfeld, Vice President
Sharon E. Fay, Vice President
Marilyn G. Fedak, Vice President
Norman M. Fidel, Vice President
Mark A. Hamilton, Vice President
David (Dutch) P. Handke, Jr.,
  Vice President
Syed J. Hasnain, Vice President
Shawn E. Keegan, Vice President
S. Sean Kelleher, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Lipkee Lu, Vice President
James W. MacGregor,
  Vice President
John Mahedy, Vice President
Alison M. Martier, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Teresa Marziano, Vice President
Scott McElroy, Vice President

Joel J. McKoan, Vice President
James K. Pang, Vice President
Joseph G. Paul, Vice President
Douglas J. Peebles, Vice President
John D. Phillips, Vice President
Jeffrey S. Phlegar, Vice President
James G. Reilly, Vice President
Michael J. Reilly, Vice President
Paul C. Rissman, Vice President
Thomas A. Schmitt, Vice President
Jane E. Schneirov, Vice President
Kevin F. Simms, Vice President
Francis X. Suozzo, Vice President
Christopher M. Toub,
  Vice President
Wen-Tse Tseng, Vice President
(Scott) Patrick Wallace,
  Vice President
Janet A. Walsh, Vice President
Andrew J. Weiner, Vice President
Greg J. Wilensky, Vice President
Raymond Wong, Vice President
Kewjin Yuoh, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and
  Chief Financial Officer
Thomas R. Manley, Controller



194 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, NY 10154



(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The management of and investment decisions for the AllianceBernstein Global Real Estate Portfolio are made by the REIT Investment Policy Group. Mr. Joseph
G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein US Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein US Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr., Mr. Syed J. Hasnain and Mr. (Scott) Patrick Wallace are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Kumar Kirpalani, Mr. Wen-Tse Tseng and Ms. Samantha Lau are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Paul C. Rissman, Mr. Stephen Beinhacker and Mr. James
K. Pang are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Shawn E. Keegan, Mr. S. Sean Kelleher, Mr. Lipkee Lu, Mr. Jeffrey S. Phlegar and Mr. Raymond Wong are the senior most members of the team.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 195


The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade:
Core Fixed Income Team. Mr. Greg J. Wilensky, Ms. Alison M. Martier, Mr. Shawn
E. Keegan and Mr. Jeffrey S. Phlegar are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein High Yield Portfolio are made by the U.S. High Yield Investment Team. Mr. Andrew M. Aran, Mr. Gershon Distenfeld, Mr. Joel J. McKoan, Mr. Douglas J. Peebles and Mr. Mark
A. Hamilton are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

The management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by Mr. Norman M. Fidel, Ms. Jane E. Schneirov, Mr. Scott McElroy, Ms. Janet A. Walsh, Mr. Thomas A. Schmitt and Mr. Francis X. Suozzo.

The management of and investment decisions for the AllianceBernstein Global Value Portfolio are made by Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Guilio A. Martini.

196 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


MANAGEMENT OF THE FUND


Trustee Information
The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                                                         OTHER
                                                                                       PORTFOLIOS     TRUSTEESHIPS
                                                                                        IN FUND            AND
  NAME, DATE OF BIRTH                      PRINCIPAL                                    COMPLEX       DIRECTORSHIPS
OF TRUSTEE, ADDRESS AND                   OCCUPATION(S)                                OVERSEEN BY       HELD BY
(FIRST YEAR OF SERVICE*)                DURING PAST 5 YEARS                              TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Marc O. Mayer,**                   Executive Vice President                               111           SCB Partners,
1345 Avenue of the                 of AllianceBernstein L.P.                                               Inc. and
Americas                           ("AllianceBernstein") since 2001,                                       SCB, Inc.
New York, NY 10105                 and Executive Managing Director
(10/2/57)                          of AllianceBernstein Investments,
(2005)                             Inc. ("ABI") since 2003; prior
                                   thereto, he was head of Alliance-
                                   Bernstein Institutional Investments,
                                   a unit of AllianceBernstein from
                                   2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co., LLC) ("SCB &
                                   Co.") and its predecessor since
                                   prior to 2001.

DISINTERESTED TRUSTEES
Chairman of the Board              Investment Adviser and an                              113                 None
William H. Foulk, Jr., #, +        Independent Consultant. He was
P.O. Box 5060                      formerly Senior Manager of Barrett
Greenwich, CT                      Associates, Inc., a registered
06831-0505                         investment adviser, with which he
9/7/32                             had been associated since prior
(2005)                             to 2001. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief
                                   Investment Officer of the New
                                   York Bank for Savings.

Ruth Block, #                     Formerly, Executive Vice President                     100                 None
500 S.E. Mizner Blvd.              and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
11/7/30                            of the United States; Chairman
(2005)                             and Chief Executive Officer of
                                   Evlico (insurance); Director of
                                   Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemi-
                                   cals), Tandem Financial Group
                                   and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   and Governor at Large, National
                                   Association of Securities
                                   Dealers, Inc.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 197


                                                                                                         OTHER
                                                                                       PORTFOLIOS     TRUSTEESHIPS
                                                                                        IN FUND            AND
  NAME, DATE OF BIRTH                      PRINCIPAL                                    COMPLEX       DIRECTORSHIPS
OF TRUSTEE, ADDRESS AND                   OCCUPATION(S)                                OVERSEEN BY       HELD BY
(FIRST YEAR OF SERVICE*)                DURING PAST 5 YEARS                              TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
David H. Dievler, #               Independent Consultant. Until                           112                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
10/23/29                           Corporation ("AB Corp.") (formerly
(2005)                             Alliance Capital Management
                                   Corporation) responsible for mutual
                                   fund administration. Prior to joining
                                   AB Corp in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of the American Institute of
                                   Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                 Consultant. Formerly, President                         111                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999-
(2005)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the
                                   Audit Committee of AB Corp.
                                   (formerly Alliance Capital Manage-
                                   ment Corporation).

Michael J. Downey, #              Consultant since January 2004.                          111          Asia Pacific
c/o AllianceBernstein L.P.         Formerly, managing partner of                                         Fund, Inc.
Attn: Philip L. Kirstein           Lexington Capital, LLC (investment                                     and The
1345 Avenue of the                 advisory firm) from December 1997                                    Merger Fund
Americas                           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
1/26/44                            Mutual Fund Management from
(2005)                             1987 to 1993.



198 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                                                         OTHER
                                                                                       PORTFOLIOS     TRUSTEESHIPS
                                                                                        IN FUND            AND
  NAME, DATE OF BIRTH                      PRINCIPAL                                    COMPLEX       DIRECTORSHIPS
OF TRUSTEE, ADDRESS AND                   OCCUPATION(S)                                OVERSEEN BY       HELD BY
(FIRST YEAR OF SERVICE*)                DURING PAST 5 YEARS                              TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
D. James Guzy, #                  Chairman of the Board of PLX                            111              Intel
P.O. Box 128                       Technology (semi-conductors) and                                     Corporation
Glenbrook, NV 89413                of SRC Computers Inc., with                                             (semi-
3/7/36                             which he has been associated                                         conductors);
(2005)                             since prior to 2001. He is also                                     Cirrus Logic
                                   President of the Arbor Company                                       Corporation
                                   (private family investments).                                           (semi-
                                                                                                        conductors);
                                                                                                       and the Davis
                                                                                                         Selected
                                                                                                         Advisors
                                                                                                          Group of
                                                                                                           Mutual
                                                                                                           Funds

Nancy P. Jacklin, #               Formerly, U.S. Executive Director                       111              None
4046 Chancery Court, NW            of the International Monetary Fund
Washington, DC 20007               (December 2002-May 2006);
5/22/48                            Partner, Clifford Chance (1992-
(2006)                             2002); Senior Counsel,
                                   International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel
                                   (International), Federal Reserve
                                   Board of Governors (1982-
                                   1985); and Attorney Advisor,
                                   U.S. Department of the Treasury
                                   (1973-1982). Member of the Bar
                                   of the District of Columbia and of
                                   New York; and member of the
                                   Council on Foreign Relations.

Marshall C. Turner, Jr., #        Principal of Turner Venture                             111           The George
220 Montgomery Street              Associates since prior to 2001.                                          Lucas
Penthouse 10                       From 2003 until May 31, 2006, he                                      Educational
San Francisco, CA                  was CEO of Toppan Photomasks,                                         Foundation;
94104-3402                         Inc., Austin, Texas (semi-conductor                                       and
10/10/41                           manufacturing services).                                               National
(2005)                                                                                                 Datacast, Inc.



*    There is no stated term of office for the Fund's Trustees.

**   Mr. Mayer is an "interested person", as defined in the Investment Company
Act of 1940 (the "1940 Act"), due to his position as an Executive Vice President of AllianceBernstein.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+     Member of the Fair Value Pricing Committee.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 199


Officer Information
Certain information concerning the Fund's Officers is listed below.

      NAME,
  ADDRESS* AND                      POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                  HELD WITH TRUST                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief          See biography above.
10/2/57                        Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Andrew M. Aran                Vice President                Senior Vice President of the Adviser,**
4/24/57                                                     with which he has been associated since
                                                            prior to 2001.

Bruce K. Aronow               Vice President                Senior Vice President of the Adviser,**
7/2/66                                                      with which he has been associated
                                                            since prior to 2001.

Stephen Beinhacker            Vice President                Senior Vice President of the Adviser,**
10/11/64                                                    with which he has been associated
                                                            since prior to 2001.

Henry S. D'Auria              Vice President                Senior Vice President of the Adviser,**
12/23/61                                                    with which he has been associated
                                                            since prior to 2001.

Gershon Distenfeld            Vice President                Vice President of the Adviser,** with
12/30/75                                                    which he has been associated since
                                                            prior to 2001.

Sharon E. Fay                 Vice President                Executive Vice President of the
6/19/60                                                     Adviser,** with which she has been
                                                            associated since prior to 2001.

Marilyn G. Fedak              Vice President                Executive Vice President of the
1/3/47                                                      Adviser,** with which she has been
                                                            associated since prior to 2001.

Norman M. Fidel               Vice President                Senior Vice President of the Adviser,**
9/17/45                                                     with which he has been associated since
                                                            prior to 2001.

Mark A. Hamilton              Vice President                Vice President of the Adviser, with
3/24/65                                                     which he has been associated since
                                                            prior to 2001.


200 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


      NAME,
  ADDRESS* AND                      POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                  HELD WITH TRUST                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
David (Dutch) P.              Vice President                Senior Vice President of the Adviser,**
Handke, Jr.                                                 with which he has been associated
8/12/49                                                     since prior to 2001.

Syed J. Hasnain               Vice President                Senior Vice President of the Adviser,**
8/1/64                                                      with which he has been associated
                                                            since prior to 2001.

Shawn E. Keegan               Vice President                Vice President of the Adviser,** with
7/19/71                                                     which he has been associated since
                                                            prior to 2001.

S. Sean Kelleher              Vice President                Senior Vice President of the Adviser,**
3/28/61                                                     with which he has been associated since
                                                            prior to 2001.

Kumar Kirpalani               Vice President                Vice President of the Adviser,** with
1/29/54                                                     which he has been associated since
                                                            prior to 2001.

Samantha Lau                  Vice President                Senior Vice President of the Adviser,**
10/15/72                                                    with which she has been associated
                                                            since prior to 2001.

Lipkee Lu                     Vice President                Vice President of the Adviser** since
05/15/68                                                    June 2005. Prior thereto, he was a
                                                            Senior Vice President and Structured
                                                            Product portfolio manager at Deerfield
                                                            Capital Management LLC since prior to
                                                            2001.

James W. MacGregor            Vice President                Senior Vice President of the
6/16/67                                                     Adviser,**with which he has been
                                                            associated since prior to 2001.

John Mahedy                   Vice President                Senior Vice President of the Adviser,**
7/26/63                                                     with which he has been associated
                                                            since prior to 2001.

Alison M. Martier             Vice President                Senior Vice President of the Adviser,**
1/29/57                                                     with which she has been associated
                                                            since prior to 2001.

Giulio A. Martini             Vice President                Senior Vice President of the Adviser,**
7/2/55                                                      with which he has been associated
                                                            since prior to 2001.

Christopher Marx              Vice President                Senior Vice President of the Adviser,**
9/9/67                                                      with which he has been associated
                                                            since prior to 2001.

Teresa Marziano               Vice President                Senior Vice President of the Adviser,**
9/1/54                                                      with which she has been associated
                                                            since prior to 2001.



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 201


      NAME,
  ADDRESS* AND                      POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                  HELD WITH TRUST                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Scott McElroy                 Vice President                Senior Vice President of the Adviser,**
3/16/65                                                     with which he has been associated since
                                                            prior to 2001.

Joel J. McKoan                Vice President                Senior Vice President of the Adviser,**
1/15/58                                                     with which he has been associated
                                                            since September 2003. He is also
                                                            the Director of the Credit Team. In
                                                            addition to leading the credit portfolio
                                                            management and research review
                                                            teams, his responsibilities include
                                                            management of the firm's Absolute
                                                            Return and CDO strategies in credit
                                                            and structured credit from 2003 to
                                                            the present. Prior thereto, he was a
                                                            Managing Director at UBS Warburg
                                                            where he headed the North American
                                                            Debt Syndicate Group, with
                                                            responsibility for primary trading of
                                                            corporate debt, emerging-market debt
                                                            and structured products from 2000
                                                            to 2003. In addition, Mr. McKoan was
                                                            Global Co-Head of the CDO Group
                                                            at UBS Warburg from 2002 to 2003.
                                                            Previously, he was a Managing Director
                                                            at PaineWebber (acquired by UBS in
                                                            2000), where he managed the UBS
                                                            Credit Trading Group since prior to
                                                            2001.

James K. Pang                 Vice President                Senior Vice President of the Adviser,**
8/21/73                                                     with which he has been associated since
                                                            prior to 2001.

Joseph G. Paul                Vice President                Senior Vice President of the Adviser,**
2/8/60                                                      with which he has been associated since
                                                            prior to 2001.

Douglas J. Peebles            Vice President                Executive Vice President of the
8/10/65                                                     Adviser,** with which he has been
                                                            associated since prior to 2001.

John D. Phillips              Vice President                Senior Vice President of the Adviser,**
3/7/47                                                      with which he has been associated since
                                                            prior to 2001.

Jeffrey S. Phlegar            Vice President                Executive Vice President of the
6/28/66                                                     Adviser,** with which he has been
                                                            associated since prior to 2001.

James G. Reilly               Vice President                Executive Vice President of the
7/2/61                                                      Adviser,** with which he has been
                                                            associated since prior to 2001.


202 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


      NAME,
  ADDRESS* AND                      POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                  HELD WITH TRUST                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Michael J. Reilly             Vice President                      Senior Vice President of the Adviser,**
6/3/64                                                            with which he has been associated since
                                                                  prior to 2001.

Paul C. Rissman               Vice President                      Executive Vice President of the
11/10/56                                                          Adviser,** with which he has been
                                                                  associated since prior to 2001.

Thomas A Schmitt              Vice President                      Senior Vice President of the Adviser,**
7/13/57                                                           with which he has been associated
                                                                  since prior to 2001.

Jane E. Schneirov             Vice President                      Senior Vice President of the Adviser,**
3/26/70                                                           with which she has been associated
                                                                  since prior to 2001.

Kevin F. Simms                Vice President                      Senior Vice President of the Adviser,**
3/23/66                                                           with which he has been associated
                                                                  since prior to 2001.

Francis X. Suozzo             Vice President                      Senior Vice President of the Adviser, **
5/3/57                                                            with which he has been associated
                                                                  since prior to 2001.

Christopher M. Toub           Vice President                      Executive Vice President of the
6/15/59                                                           Adviser,** with which he has been
                                                                  associated since prior to 2001.

Wen-Tse Tseng                 Vice President                      Vice President of the Adviser,** with
12/01/65                                                          which he has been associated since
                                                                  February 2006. Prior thereto, he was
                                                                  the healthcare-sector portfolio manager
                                                                  for the small-cap growth team at
                                                                  William D. Witter from August 2003 to
                                                                  February 2006. He also worked at
                                                                  Weiss, Peck & Greer, managing the
                                                                  healthcare sector with the same team
                                                                  with which he worked at William D.
                                                                  Witter from April 2002 to August 2003.
                                                                  Prior thereto, he was a senior
                                                                  healthcare analyst at JP Morgan
                                                                  Fleming Asset Management since prior
                                                                  to 2001.

(Scott) Patrick Wallace       Vice President                      Senior Vice President of the Adviser,**
10/11/64                                                          with which he has been associated since
                                                                  prior to 2001.

Janet A. Walsh                Vice President                      Senior Vice President of the Adviser,**
2/2/62                                                            with which she has been associated since
                                                                  prior to 2001.




ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 203


      NAME,
  ADDRESS* AND                      POSITION(S)                     PRINCIPAL OCCUPATION
  DATE OF BIRTH                  HELD WITH TRUST                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Andrew J. Weiner              Vice President                      Senior Vice President of the
7/8/68                                                            Adviser,** with which he has been
                                                                  associated since prior to 2001.

Greg J. Wilensky              Vice President                      Vice President of the Adviser,** with
4/27/67                                                           which he has been associated since
                                                                  prior to 2001.

Raymond Wong                  Vice President                      Vice President of the Adviser,** with
3/31/66                                                           which he has been associated since
                                                                  prior to 2001.

Kewjin Yuoh                   Vice President                      Vice President of the Adviser** since
3/11/71                                                           March 2003. Prior thereto, he was a
                                                                  Vice President of Credit Suisse Asset
                                                                  Management from 2000 to 2002 and
                                                                  a Vice President of Brundage, Story
                                                                  & Rose since prior to 2001.

Emilie D. Wrapp               Secretary                           Senior Vice President, Assistant
11/13/55                                                          General Counsel, and Assistant
                                                                  Secretary of ABI,** with which she has
                                                                  been associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief                 Senior Vice President of
3/28/59                       Financial Officer                   AllianceBernstein Investor Services,
                                                                  Inc. ("ABIS"),** with which he has been
                                                                  associated since prior to 2001.

Thomas R. Manley              Controller                          Vice President of the Adviser,** with
8/3/51                                                            which he has been associated since
                                                                  prior to 2001.


* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.

The Fund's Statement of Additional Information ("SAI") has additional informationabout the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


204 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Information Regarding the Review and Approval of the Underlying Portfolios' Advisory Agreement

In this disclosure, the term "Pooling" refers to The AllianceBernstein Pooling Portfolios and the term "Underlying Portfolios" refers to AllianceBernstein Global Research Growth Portfolio or AllianceBernstein Global Value Portfolio, as appropriate. There is a single advisory agreement between the Adviser and Pooling that relates to both Underlying Portfolios.

Pooling's disinterested trustees (the "trustees") unanimously approved the proposed amendments to the Advisory Agreement between Pooling and the Adviser (as amended, the "Advisory Agreement") in respect of each Underlying Portfolio at a meeting held on May 2, 2006. The trustees noted that the Underlying Portfolios would be clones of AllianceBernstein Global Research Growth Fund, Inc. ("AGRGF") and the AllianceBernstein Global Value Fund of AllianceBernstein Trust ("Global Value Fund") (each a "Corresponding Fund" and together, the "Corresponding Funds"), and that the Underlying Portfolios would be managed to track the investment performance of the Corresponding Funds, although investment results may differ between the Underlying Portfolios and the Corresponding Funds due to differences in their expense ratios and other factors. The trustees also noted that the Underlying Portfolios are designed as investment vehicles for certain of the AllianceBernstein Funds, initially the proposed new portfolio of AllianceBernstein Blended Style Series, Inc. ("ABSS"), Global Blend Portfolio (the "Initial Investing Fund"). The trustees further noted that the Underlying Portfolios do not pay advisory fees to the Adviser and that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Advisory Agreement acknowledges that the Adviser will receive compensation for its services to the Portfolios of Pooling from clients (such as the Initial Investing Fund) that invest in such Portfolios.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Underlying Portfolios derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed the Underlying Portfolios' draft prospectus. The trustees also reviewed an independent evaluation from Pooling's Senior Officer (who is also Pooling's Independent Compliance Officer) of the reasonableness of the advisory fees in Pooling's Advisory Agreement in respect of the Underlying Portfolios (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that the contractual fees (zero) were reasonable. In addition, the trustees had received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 205


that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Underlying Portfolios grow larger; and nature and quality of the Adviser's services including the performance of the Underlying Portfolios.

Prior to voting, the trustees reviewed the Advisory Agreement in respect of the Underlying Portfolios with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The trustees also discussed the proposed approvals in a private session at which only the trustees, their independent counsel and Pooling's Independent Compliance Officer were present. In reaching their determinations relating to approval of the Advisory Agreement in respect of the Underlying Portfolios, the trustees considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Corresponding Funds to other investment companies with similar investment objectives and to securities indices;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. comparative fee and expense data for each Underlying Portfolio and other investment companies with similar investment objectives and information about fees to be paid by the Initial Investing Fund;

   4. the extent to which economies of scale would be realized to the extent the Underlying Portfolios grow and whether fee levels reflect any economies of scale for the benefit of investors;

   5. the Adviser's policies and practices regarding allocation of portfolio transactions of the Underlying Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

   6. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the AllianceBernstein Funds, including ABSS, previously provided to the trustees as trustees or directors of such funds;

   7. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Underlying Portfolios;


206 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


   8. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Underlying Portfolios;

   9. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   10. the professional experience and qualifications of each Underlying Portfolio's portfolio management team and other senior personnel of the Adviser; and

   11.   the terms of the Advisory Agreement.

The trustees considered the investment strategy and process of each Underlying Portfolio as disclosed in the draft prospectus, and the investment professionals that would be responsible for implementing such strategy. Since the Underlying Portfolios had not yet commenced operations, the trustees were not in a position to consider the Underlying Portfolios' historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered the Adviser's expertise as a manager of mutual funds, including its performance record advising funds with portfolios of securities similar to those proposed for the Underlying Portfolios) and the quality of its services generally, which they were familiar with in their capacity as trustees or directors of Pooling and ABSS and other funds advised by the Adviser.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees evaluated all information available to them on an Underlying
Portfolio-by-Underlying Portfolio basis, and their determinations were made separately in respect of each Underlying Portfolio.

The trustees determined that the overall arrangements between each Underlying Portfolio and the Adviser, as provided in the Advisory Agreement in respect of that Underlying Portfolio, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the Advisory Agreement (including their determinations that the Adviser should be the investment adviser for each Underlying Portfolio) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement in respect of each Underlying Portfolio, the Adviser, subject to the oversight of the trustees, would


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 207


administer the Underlying Portfolio's business and other affairs. For each Underlying Portfolio, the Adviser would manage the investment of the assets of that Underlying Portfolio, including making purchases and sales of portfolio securities consistent with the Underlying Portfolio's investment objective and policies. Under the Advisory Agreement in respect of each Underlying Portfolio, the Adviser would provide the Underlying Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Underlying Portfolios) and executive and other personnel as will be necessary for portfolio operations. The Adviser would pay all of the compensation of trustees of Pooling who are affiliated persons of the Adviser and of the officers of the Underlying Portfolios.

The trustees noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Funds in several respects. First, it does not provide for the payment to the Adviser of any fee for its services. Second, it does not provide that Pooling will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services that are not related to the provision of advisory services, provided to the Underlying Portfolios at the request of Pooling by employees of the Adviser or its affiliates.

The trustees considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services to be provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser would be responsible for maintaining and monitoring its own, and to varying degrees, the Underlying Portfolios' compliance programs, and that mutual fund programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser as well as other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients and to be effected by the Underlying Portfolios. The trustees concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to each Underlying Portfolio appeared appropriate to provide high quality investment advice and other services to each Underlying Portfolio under the Advisory Agreement. The trustees also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The trustees noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

In considering the quality of the services to be provided by the Adviser to each Underlying Portfolio, the trustees also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating the personal trading of its officers and employees), the procedures by


208 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


which the Adviser allocates trades among its various investment advisory clients, including the existing portfolios of Pooling, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The trustees also considered oversight by the Adviser of the non-advisory services to be provided to each Underlying Portfolio by persons other than the Adviser by reference to, among other things, the reputation of each Underlying Portfolio's other service providers and their knowledge of certain of such providers.

Based on their review, the trustees concluded that the Adviser was qualified to provide services to each Underlying Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

Costs of Services to be Provided and Profitability to the Adviser

The trustees did not consider historical information about the profitability of each Underlying Portfolio to the Adviser since the Underlying Portfolios had not yet commenced operations. However, the Adviser agreed to provide the trustees with profitability information in connection with future proposed continuances of the Advisory Agreement. Since the Adviser would not receive an advisory fee from the Underlying Portfolios pursuant to the Advisory Agreement, the trustees and the Adviser recognized that the profitability information to be provided would differ from what they have historically received in respect of other AllianceBernstein Funds. They also considered the costs to be borne by the Adviser in providing services to each Underlying Portfolio.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its various investment advisory clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the trustees at the meeting on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Advisers would receive 12b-1 fees from the Initial Investing Fund in respect of classes of shares of the Initial Investing Fund that are subject to ABSS's 12b-1 plan and would retain a portion of such 12b-1 fees, and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares of the Initial Investing Fund. The trustees also noted that certain other affiliates of the Adviser will distribute shares of the Initial Investing Fund and receive compensation in that connection. The trustees noted that while the


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 209


Adviser's affiliated transfer agent would not receive fees for providing services to the Underlying Portfolios (although it would be reimbursed for its out-of-pocket expenses), such affiliated transfer agent would receive fees for providing services to the Initial Investing Fund. The trustees noted that brokers who are affiliated with the Adviser will be permitted to execute brokerage transactions for the Underlying Portfolios subject to satisfaction of certain requirements and will receive brokerage commissions from the Underlying Portfolios and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's future profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. As discussed in more detail below, the trustees also noted that the Adviser will be compensated by the Initial Investing Fund for providing advisory services to it. The trustees understood that the Adviser also might derive reputational and other benefits from serving as investment adviser to the Underlying Portfolios.

Investment Results

Since each Underlying Portfolio had not commenced operations, no performance or other historical information for the Underlying Portfolios was available. However, as discussed in more detail below, the trustees, in their capacities as trustees of ABSS, considered a report prepared by Lipper that showed the investment results of the Class A Shares of the Corresponding Funds as compared to funds in their Lipper categories selected by Lipper and information prepared by the Adviser that showed performance of the Class A Shares of the Corresponding Funds as compared to securities indices. The trustees relied on such review, which is discussed below, in approving the advisory arrangements for the Underlying Portfolios.

The following factors specific to investment performance of individual AllianceBernstein Funds were noted and considered by the trustees in deciding to approve the Advisory Agreement:

AllianceBernstein Global Research Growth Portfolio ("Global Research Growth Portfolio")

Investment Performance of Corresponding Fund. The trustees noted that Global Research Growth Portfolio would be a clone of AGRGF, currently advised by the Adviser. The trustees also noted that that Adviser also manages a portfolio of a series fund that is a clone of AGRGF. The trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of AGRGF as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods.


210 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (July 2002 inception). The trustees noted that in the Performance Group comparison no quintile information was given due to the small number of funds in AGRGF's Lipper category and in the Performance Universe comparison AGRGF was in the 2nd quintile in the 1-year period and 1st quintile in the 3-year period. The comparative information showed that AGRGF significantly outperformed the Index in the 1-year period, somewhat outperformed the Index in the 3-year period and materially outperformed the Index in the since inception period. Based on their review, the trustees concluded that AGRGF's performance had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Global Research Growth Portfolio.

AllianceBernstein Global Value Portfolio ("Global Value Portfolio")

Investment Performance of Corresponding Fund. The trustees noted that Global Value Portfolio would be a clone of Global Value Fund, currently advised by the Adviser. The trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of Global Value Fund as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 11 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of Global Value Fund as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison quintile information was not provided in light of the relatively small number of funds in Global Value Fund's Lipper category and in the Performance Universe comparison Global Value Fund was in the 3rd quintile in the 1- and 3-year periods. The comparative information showed that Global Value Fund significantly outperformed the Index in the 1-year and since inception periods and materially outperformed the Index in the 3-year period. Based on their review, the trustees concluded that Global Value Fund's performance had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Global Value Portfolio.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate to be paid by each Underlying Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Underlying Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 211


the fees paid by other funds. The trustees noted that because each Underlying Portfolio is designed as a vehicle in which the Initial Investing Fund can invest its assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee will be payable by the Underlying Portfolios. However, the trustees noted that the Adviser will be indirectly compensated for its services to the Underlying Portfolios by the Initial Investing Fund. The trustees noted that Pooling acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from the Adviser's clients that become shareholders of Pooling in connection with services provided under the Agreement. The Initial Investing Fund will pay the Adviser advisory fees pursuant to its advisory agreement with the Adviser. The trustees noted that a portion of the fees to be paid by the Initial Investing Fund to the Adviser may reasonably be viewed as compensating the Adviser for advisory services it provides to each Underlying Portfolio (the "implied fee") and that the Adviser had undertaken to present the trustees with proposed procedures for determining the implied fee before shares of the Underlying Portfolios are offered to investors other than the Initial Investing Fund.

In considering the advisory fee to be paid to the Adviser by the Initial Investing Fund in respect of each Underlying Portfolio, the trustees took into account the complexity of investment management for the Underlying Portfolios relative to other types of funds. The trustees evaluated the process of investing in each of the Underlying Portfolios as compared to investments in other types of securities. The trustees concluded that the advisory fee payable by the Initial Investing Fund would not have been unreasonable if payable by the Underlying Portfolios.

The trustees concluded that the fee expected to be paid to the Adviser by the Initial Investing Fund was fair and reasonable, given the scope and quality of the services rendered by the Adviser, and the special fee structure of funds designed for use as underlying funds in "funds of funds". The trustees noted that the fees to be paid by the Initial Investing Fund were subject to review and approval by them in their capacity as trustees of the Initial Investing Fund.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Underlying Portfolios. For this purpose, the trustees reviewed the Adviser's Form ADV that disclosed the institutional fee schedules for institutional products offered by it that have a substantially similar investment style as the Underlying Portfolios. The trustees noted that application of such fee schedules to the assumed initial asset level of an Underlying Portfolio would result in a fee rate that would be significantly higher than the rate in the Underlying Portfolio's Advisory Agreement (zero) and somewhat lower than the fee rate payable by the Initial Investing Fund. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.


212 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to mutual funds. For example, the advisory agreements for mutual funds, including the Underlying Portfolios, require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by non-affiliated service providers and is responsible for the compensation of the mutual funds' Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

AllianceBernstein Global Research Growth Portfolio ("Global Research Growth Portfolio")

Anticipated Non-Management and Total Expenses. The information reviewed by the trustees showed that based on an assumed initial asset level ($50 million), the Global Research Growth Portfolio's anticipated non-management fee expense ratio, which had been capped by the Adviser, was significantly lower than the medians for a group of 12 funds in its Lipper category selected by Lipper (the "Expense Group") and for a much larger universe of funds in its Lipper category selected by Lipper (the "Expense Universe"), and that the Global Research Growth Portfolio's anticipated total expense ratio was significantly lower than the Expense Group and Expense Universe medians. The Lipper analysis reflected the Adviser's agreement to cap the Global Research Growth Portfolio's expense ratio pursuant to an undertaking that extends until August 31, 2007 and automatically extends for additional one-year terms unless terminated by the Adviser upon notice to Pooling at least 60 days prior to the termination date of the undertaking. The trustees concluded that the anticipated expense ratios were acceptable.

AllianceBernstein Global Value Portfolio ("Global Value Portfolio")

Anticipated Non-Management and Total Expenses. The information reviewed by the trustees showed that based on an assumed initial net asset level ($50 million), the Portfolio's anticipated non-management fee expense ratio, which had been capped by the Adviser, was significantly lower than the medians for a group of 14 funds in its Lipper category selected by Lipper (the "Expense Group") and for a much larger universe of funds in its Lipper category selected by Lipper (the "Expense Universe"), and that the Portfolio's anticipated total expense ratio was significantly lower than the Expense Group and Expense Universe medians. The Lipper analysis reflected the Adviser's agreement to cap the Global Value Port-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 213


folio's expense ratio pursuant to an undertaking that extends until August 31, 2007 and automatically extends for additional one-year terms unless terminated by the Adviser upon notice to Pooling at least 60 days prior to the termination date of the undertaking. The trustees concluded that the anticipated expense ratios were acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Underlying Portfolios, and since the Initial Investing Fund does not have any assets, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedule for the Initial Investing Fund incorporates breakpoints.


214 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Following Senior Officer's Fee Summaries Are Not Part Of The Shareholder Report Or The Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Pooling Portfolios (the "Trust") in respect of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (each a "Portfolio" and collectively the "Portfolios"), prepared by Philip L. Kirstein, the Trust's Senior Officer, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.(2) It should be noted that both of these Portfolios have not yet commenced operations. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed by the Adviser which was provided to the trustees in connection with their review of the proposed initial approvals of the investment advisory agreement as applicable to the Portfolios.

The Trust is designed to facilitate a "blended style" investment approach, which represents a variety of asset classes and investment styles.(3) The Trust is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The Portfolios will not pay a fee to the Adviser or its affiliates for advisory, transfer agency and distribution related services. The Adviser and its affiliates, including the transfer agent and principal underwriter of the Trust, will be indirectly compensated for their services to the Portfolios by the fees that they will receive for their services rendered to the investment companies and certain other large institutional accounts that invest in the Portfolios.


1   It should be noted that the information in the fee summary was completed on
April 24, 2006 and presented to the Board of Trustees on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

2   Future references to the Portfolios do not include "AllianceBernstein."

3   The other Pooling Portfolios that are not discussed in this evaluation are
U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 215


The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services;

   2. Management fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Portfolios grow larger; and

   6. Nature and quality of the Adviser's services including the performance of the Portfolios.

ADVISORY FEES AND EXPENSE CAPS & RATIOS

The Portfolios will not pay a fee to the Adviser for advisory services. However, the Adviser will be indirectly compensated for its services to the Portfolios by institutional clients (initially, a series of AllianceBernstein Blended Style Series, Inc.) that invest in the Portfolios. The Adviser expects that establishing the components of this service as Pooling Portfolios will enable the Adviser to make the service more widely available to other institutional investors. Set forth below is the proposed advisory fee schedule of the series of AllianceBernstein Blended Style Series, Inc. that will initially invest in the Portfolios:


                                                         Advisory Fee Based on % of
Fund                                                      Average Daily Net Assets
----------------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.-        First $ 2.5 billion           0.75%
Global Blend Portfolio                               Next $2.5 billion             0.65%
                                                     Excess of $5 billion          0.60%


The Adviser has agreed to reimburse the Portfolios, if the Portfolios' total operating expense ratios exceed the expense caps set forth below for the Portfolios. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio                                                        Expense Cap
------------------------------------------------------------------------------
Global Research Growth Portfolio                                    0.15%
Global Value Portfolio                                              0.15%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services


216 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolios that are not provided to non-investment company clients will include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Trust's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional assets due to the greater complexities and time required for investment companies. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios.

                         Assumed
                          Initial      AllianceBernstein (AB)          Effective
                        Net Assets      Institutional (Inst)           AB Inst.
Portfolio                 ($MIL)             Fee Schedule              Adv. Fee
--------------------------------------------------------------------------------
Global Research           $ 50.0        Global Research                  0.700%
Growth Portfolio                        Growth Schedule
                                        80 bp on 1st $25 m
                                        60 bp on next $25 m
                                        50 bp on next $50 m
                                        40 bp on the balance
                                        Minimum account size $50 m

Global Value Portfolio    $50.0         Global Value                     0.700%
                                        80 bp on 1st $25 million
                                        60 bp on next $25 million
                                        50 bp on next $50 million
                                        40 bp on the balance
                                        Minimum account size: $25 m


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 217


The Adviser also manages the AllianceBernstein Mutual Funds. Certain of the AllianceBernstein Mutual Funds have substantially similar investment styles as the Portfolios and their fee schedules are as follows:

                               AllianceBernstein
Portfolio                         Mutual Fund                            Fee
---------------------------------------------------------------------------------------
Global Research Growth        AllianceBernstein             0.75% on first $2.5 billion
Portfolio                     Global Research               0.65% on next $2.5 billion
                              Growth Fund, Inc.             0.60% on the balance

Global Value Portfolio        AllianceBernstein Trust -     0.75% on first $2.5 billion
                              Global Value Fund             0.65% on next $2.5 billion
                                                            0.60% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Global Research Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio                        AVPS Portfolio                  Fee Schedule
--------------------------------------------------------------------------------------
Global Research Growth          Global Research            0.75% on first $2.5 billion
Portfolio                       Growth                     0.65% on next $2.5 billion
                                                           0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fees for Global Value and Global Growth, which have somewhat similar investment strategies as the Portfolios:

Fund                                                   Fee(4)
--------------------------------------------------------------
Global Value                                           1.50%
Global Growth                                          1.70%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolios.



4   The "all-in" fees shown are for the Class A shares of Global Value and
Global Growth. Each fund's "all-in" fee includes a fee for investment advisory services and a separate fee for distribution related services.


218 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser will not be directly paid an advisory fee by the Portfolios. However, the Adviser will be compensated for its services by investment companies and other large institutional accounts advised by the Adviser that invest in the Portfolios.(5)

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser analyzed the total expense ratios of the Portfolios in comparison to the Portfolios' Lipper Expense Groups(6) and Lipper Expense Universes.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                              Expense       Lipper     Lipper       Lipper       Lipper
                               Ratio        Group      Group       Universe     Universe
Portfolio                       (%)      Median (%)    Rank       Median (%)      Rank
-----------------------------------------------------------------------------------------
Global Research
Growth Portfolio(8)            0.150        0.298       2/12        0.195        65/169

Global Value Portfolio(8)      0.150        0.226       3/14        0.112        67/125


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.


5   However, it would be worth noting the Lipper advisory fee comparisons of similar funds, such as AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust - Global Value Fund, which the Adviser manages and charges an advisory fee levied in the "normal" manner. See the Summary of Senior Officer's Evaluation of Investment Advisory Agreement for these AllianceBernstein Mutual Funds.

6   Lipper uses the following criteria in screening funds to be included in each Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

7 Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

8   Since the Portfolio does not charge an advisory fee, the Portfolio's anticipated total expense ratio is compared to the non-management fee ratio, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of other peers that charge an advisory fee of the Lipper Expense Group.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 219


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Portfolios have not yet commenced operations, there is no information regarding the Adviser's profitability for the services that the Adviser will provide to the Portfolios. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser's management and the Trustees to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently. Since the Portfolios will not be charged a fee for advisory, transfer agency and distribution related services, no direct profit will be earned by the Advisor and its affiliates for these services.

The Adviser will profit indirectly from the Portfolios through the fees that it will receive from the institutional clients that invest in the Portfolios. Indirect profits include profits from managing the assets of institutional clients and the provision by affiliates of transfer agency and distribution related services.

The Adviser will profit directly from commissions generated from any brokerage transaction effected by the Portfolios through the Adviser's affiliates, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and Sanford C. Bernstein Limited ("SCB Ltd.") in the U.K., collectively "SCB." The Adviser represented that SCB's profitability from business conducted with the Portfolios will be comparable to the profitability of SCB's dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, which will include the Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolios and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although the Portfolios will not be charged an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that the breakpoints in the fee schedules of the institutional clients of the Adviser that are invested in the Portfolios reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful


220 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolios.

Since there is no historical performance information for the Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust
- Global Value Fund, whose investment styles are substantially similar to the Portfolios, relative to these fund's Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.(9)

AllianceBernstein Global
Research Growth Fund, Inc.                     Group                  Universe
1 year                                          1/4                     3/12
3 year                                          1/4                     1/10

AllianceBernstein Trust -
Global Value Fund                              Group                  Universe
1 year                                          2/4                     5/11
3 year                                          2/4                     4/9


9   The performance rankings are for the Class A shares of the
AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 221


Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Portfolios for the periods ending December 31, 2005:(10)

                                                         Periods Ending December 31, 2005
                                                              Annualized Performance
-------------------------------------------------------------------------------------------
                                                          1             3          Since
Fund                                                     Year          Year      Inception
-------------------------------------------------------------------------------------------
AllianceBernstein Global Research
Growth Fund, Inc.                                       15.82         20.41        16.90
MSCI World Index (Net)                                   9.49         18.69        14.84
MSCI World Growth (Net)                                  9.41         15.83        12.65

AllianceBernstein Trust -
Global Value Fund                                       14.57         22.26         9.25
MSCI World Index (Net)                                   9.49         18.69         5.30


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006



10   The performance returns for the Class A shares of the AllianceBernstein
Mutual Funds were provided by the Adviser.


222 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Following Senior Officer's Fee Summaries Are Not Part Of The Shareholder Report Or The Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Pooling Portfolios (the "Trust")2, prepared by Philip L. Kirstein, the Senior Officer, for the independent trustees of the Trust, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent trustees.

 The Trust is designed to facilitate a "blended style" investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts. The Portfolios do not pay any fee to the Adviser or its affiliates for advisory, management, administration, distribution and transfer agency services. The Adviser and its affiliates, including the principal underwriter and transfer agent of the Trust, are compensated for their services to the Trust's various Portfolios (each a "Portfolio") by investment companies advised by the Adviser and certain large institutional accounts that invest in the Portfolios.

The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.



1 It should be noted that the information in the fee summary was completed on December 8, 2005 and presented to the Board of Trustees on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

2 The Trust includes AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio, each a "Portfolio" and collectively the "Portfolios." Future references to the Portfolios do not include "AllianceBernstein."


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 223


   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.   Possible economies of scale as the Portfolios grow larger.

   6. Nature and quality of the Adviser's services including the performance of the Portfolios.

ADVISORY FEES, EXPENSE CAPS AND RATIOS

The Portfolios do not pay a fee to the Adviser for advisory services. The Adviser is compensated by institutional clients that invest in the Trust. These clients include the AllianceBernstein Retirement Strategies, AllianceBernstein Wealth Strategies, AllianceBernstein US Large Cap Portfolio and the Rhode Island Higher Education Savings Trust (referred to herein as "CollegeBoundfund"). Set forth below are the advisory fee schedules of these institutional clients of the Adviser.

AllianceBernstein Retirement Strategies

Each of the AllianceBernstein Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Strategy discounted by a percentage dependent on the asset level of the Strategy as indicated below:

% Invested in Equity Investments(3)                                  Advisory
Fee
Equal to or less than 60%                                                0.55%
Greater than 60% and less than 80%                                       0.60%
Equal to or greater than 80%                                             0.65%

Net Asset Level                                                       Discount
Assets equal to or less than $2.5 billion                                n/a
Assets greater than $2.5 billion and less than $5 billion               0.10%
Assets greater than $5 billion                                          0.15%

For example, a Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets


3   For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments.


224 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


in excess of $5 billion. The advisory fee that is charged by the Adviser for each Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

Fund                                                                      %
------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy                               0.55%
AllianceBernstein 2005 Retirement Strategy                               0.55%
AllianceBernstein 2010 Retirement Strategy                               0.60%
AllianceBernstein 2015 Retirement Strategy                               0.60%
AllianceBernstein 2020 Retirement Strategy                               0.65%
AllianceBernstein 2025 Retirement Strategy                               0.65%
AllianceBernstein 2030 Retirement Strategy                               0.65%
AllianceBernstein 2035 Retirement Strategy                               0.65%
AllianceBernstein 2040 Retirement Strategy                               0.65%
AllianceBernstein 2045 Retirement Strategy                               0.65%

AllianceBernstein U.S. Large Cap Portfolio and
AllianceBernstein Wealth Strategies

The AllianceBernstein U.S. Large Cap Portfolio and each of the
AllianceBernstein Wealth Strategies is charged by the Adviser an advisory fee based on a percentage of each fund's average daily net assets. Set forth below are the advisory fee schedules of these funds:

                                                         Advisory Fee Based on % of
Fund                                                      Average Daily Net Assets
---------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Portfolio            First $2.5 billion          0.65%
                                                      Next $2.5 billion           0.55%
                                                      Excess of $5 billion        0.50%

AllianceBernstein Wealth Appreciation Strategy        First $2.5 billion          0.65%
                                                      Next $2.5 billion           0.55%
                                                      Excess of $5 billion        0.50%

AllianceBernstein Balanced Wealth Strategy            First $2.5 billion          0.55%
                                                      Next $2.5 billion           0.45%
                                                      Excess of $5 billion        0.40%

AllianceBernstein Wealth Preservation Strategy        First $2.5 billion          0.55%
                                                      Next $2.5 billion           0.45%
                                                      Excess of $5 billion        0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a Section 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the "Underlying Portfolios"), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 225


minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in the increase or decrease of the program management fee since the total expense ratio is constant. Set forth below is a table showing the expense ratios of the Education Strategies as of October 31, 2005.

                                                                  Total Expense
Portfolios                                                           Ratio
-------------------------------------------------------------------------------
Age-Based Education Strategies
Age-Based Aggressive 2005-2007                                       0.94%
Age-Based Aggressive 2002-2004                                       0.94%
Age-Based Aggressive 1999-2001                                       0.90%
Age-Based Aggressive 1996-1998                                       0.86%
Age-Based Aggressive 1993-1995                                       0.82%
Age-Based Aggressive 1990-1992                                       0.78%
Age-Based Aggressive 1987-1989                                       0.74%
Age-Based Aggressive 1984-1986                                       0.74%
Age-Based Aggressive Pre-1984                                        0.74%
Age-Based 2005-2007                                                  0.92%
Age-Based 2002-2004                                                  0.88%
Age-Based 1999-2001                                                  0.84%
Age-Based 1996-1998                                                  0.80%
Age-Based 1993-1995                                                  0.78%
Age-Based 1990-1992                                                  0.76%
Age-Based 1987-1989                                                  0.72%
Age-Based 1984-1986                                                  0.72%
Age-Based Pre-1984                                                   0.72%

Fixed Based Education Strategies
Appreciation                                                         0.94%
Balanced                                                             0.80%
Preservation                                                         0.72%

The Adviser has agreed to reimburse the Pooling Portfolios, except for U.S. Value Portfolio and U.S. Large Cap Portfolio, if the Portfolios' total operating expense ratios exceed the expense caps set forth for the Portfolios. The waiver is terminable by the Adviser at the end of each Portfolio's fiscal year upon at least 60 days written notice.

Portfolio                                                           Expense Cap
-------------------------------------------------------------------------------
Global Real Estate Investment Portfolio                                0.15%
International Value Portfolio                                          0.15%
International Growth Portfolio                                         0.15%
Small-Mid Cap Value Portfolio                                          0.15%
Small-Mid Cap Growth Portfolio                                         0.15%
Short Duration Bond Portfolio                                          0.15%
Intermediate Duration Portfolio                                        0.15%
Inflation Protected Securities Portfolio                               0.15%
High-Yield Portfolio                                                   0.20%


226 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Trust that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Trust's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Trust are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Trust to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios as stated in the Adviser's Form ADV, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.


                                                     ADV Institutional Account
Pooling Portfolio                                        Asset. Class / Fee
-------------------------------------------------------------------------------
U.S. Value Portfolio                         0.65%     on the first $25 million
                                             0.50%     on the first $25 million
                                             0.40%     on the first $50 million
                                             0.30%     on the first $100 million
                                             0.25%     on the balance over 200 million

U.S. Large Cap Growth Portfolio              0.80%     on the first $25 million
                                             0.50%     on the next $25 million
                                             0.40%     on the next $50 million
                                             0.30%     on the next $100 million
                                             0.25%     on the balance over 200 million


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 227


                                                     ADV Institutional Account
Pooling Portfolio                                        Asset. Class / Fee
--------------------------------------------------------------------------------------------
Global Real Estate Investment Portfolio      0.70%     on the first $25 million
                                             0.60%     on the first $25 million
                                             0.50%     on the first $25 million
                                                       negotiable on balance over 75 million

International Value Portfolio                0.80%     on the first $25 million
                                             0.60%     on the next $25 million
                                             0.50%     on the next $50 million
                                             0.40%     on the balance over 100 million

International Growth Portfolio               0.80%     on the first $25 million
                                             0.60%     on the next $25 million
                                             0.50%     on the next $50 million
                                             0.40%     on the balance over 100 million

Small-Mid Cap Value Portfolio                0.95%     on the first $25 million
                                             0.75%     on the next $25 million
                                             0.65%     on the next $50 million
                                             0.55%     on the balance 100 million

Small-Mid Cap Growth Portfolio               1.00%     on the first $50 million
                                             0.85%     on the next $50 million
                                             0.75%     on the balance over 100 million

Short Duration Bond Portfolio                0.40%     on the first $20 million
                                             0.25%     on the next $80 million
                                             0.20%     on the next $100 million
                                             0.15%     on the balance over 200 million

Intermediate Duration Portfolio              0.40%     on the first $20 million
                                             0.25%     on the next $80 million
                                             0.20%     on the next $100 million
                                             0.15%     on the balance over 200 million

Inflation Protected Securities Portfolio     0.20%     on the next $10 million
                                             0.15%     on the next $80 million
                                             0.10%     on the balance over 90 million

High Yield Portfolio                         0.65%     on the first $20 million
                                             0.50%     on the next $20 million
                                             0.40%     on the next $20 million
                                             0.35%     on the balance over 60 million

The Adviser manages the AllianceBernstein Mutual Funds, which are open-end investment companies. The advisory schedule of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories of the AllianceBernstein Mutual Funds with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Category                                                  Advisory Fee
------------------------------------------------------------------------------
Growth                                               75 bp on 1st $2.5 billion
                                                    65 bp on next $2.5 billion
                                                       60 bp on the balance


228 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Category                                                   Advisory Fee
-------------------------------------------------------------------------------
Value                                                55 bp on 1st $2.5 billion
                                                     45 bp on next $2.5 billion
                                                     40 bp on the balance

Balanced                                             55 bp on 1st $2.5 billion
                                                     45 bp on next $2.5 billion
                                                     40 bp on the balance

Blend                                                65 bp on 1st $2.5 billion
                                                     55 bp on next $2.5 billion
                                                     50 bp on the balance

International                                        75 bp on 1st $2.5 billion
                                                     65 bp on next $2.5 billion
                                                     60 bp on the balance

Specialty                                            75 bp on 1st $2.5 billion
                                                     65 bp on next $2.5 billion
                                                     60 bp on the balance

High Income                                          50 bp on 1st $2.5 billion
                                                     45 bp on next $2.5 billion
                                                     40 bp on the balance

Low Risk Income                                      45 bp on 1st $2.5 billion
                                                     40 bp on next $2.5 billion
                                                     35 bp on the balance

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. None of these off-shore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fees for offshore mutual funds with similar investment styles as the Portfolios:

Asset Class                                                          Fee(4)
---------------------------------------------------------------------------
Equity Value                                                          0.80%
Equity Growth                                                         0.80%
Global Growth                                                         1.00%
Real Estate                                                           0.95%
Global High Yield                                                     1.25%
U.S. High Yield                                                       0.85%
Fixed Income                                                          0.65%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

4 Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 229


related services. The fee schedule of the ACITM mutual funds with similar investment styles as the Portfolios is as follows:

Portfolio                               ACITM Mutual Fund5                Net Advisory Fee
------------------------------------------------------------------------------------------
U.S. Value Portfolio               Bernstein Kokusai Value TRB
                                   (Mizuho)(6)                                  0.30%

U.S. Large Cap Growth Portfolio    Alliance American Premier Growth
                                   (Sakura/Mitsui/Fuji Bank/Nikko)              0.95%
                                   Alliance American Premier Growth
                                   (Nomura)                                     0.70%

International Value Portfolio      Alliance International Value TRB
                                   (Sumitomo)(6)                                0.30%

High-Yield Portfolio               Alliance High Yield Open Fund
                                   (Kokusai)                                    1.00%


The Adviser also provides sub-advisory services to certain other investment companies managed by other fund families. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment styles as the Portfolios:

Portfolio                                                  Fee Schedule
------------------------------------------------------------------------------
U.S. Large Cap Growth             Client # 1         0.40%

                                  Client # 2         0.60% on first $500M
                                                     0.50% thereafter

U.S. Value Portfolio              Client # 3(7)      0.50% of the General
                                                     Equity/High Yield
                                                     Portfolios' average daily
                                                     net assets up to and
                                                     including $1 billion;

                                                     0.40% of the General
                                                     Equity/High Yield
                                                     Portfolios' average daily
                                                     net assets over $1 billion
                                                     up to and including
                                                     $2 billion;

                                                     0.30% of the General
                                                     Equity/High Yield
                                                     Portfolios' average
                                                     daily net assets over
                                                     $2 billion up to and
                                                     including $3 billion;

                                                     0.20% of the General
                                                     Equity/High Yield
                                                     Portfolios' average
                                                     daily net assets over
                                                     $3 billion.

High Yield Portfolio              Client # 4         Same fee schedule of
                                                     sub-advised fund
                                                     as U.S. Value Portfolio

U.S. Large Cap Growth             Client # 5         0.35% on first $50M
                                                     0.30% next $100M
                                                     0.25% thereafter


5  The name in parenthesis is the distributor of the fund.
6  This ACITM fund is not a retail fund.
7  This is the fee schedule of a fund managed by an affiliate of the Adviser.


230 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Portfolio                                                Fee Schedule
--------------------------------------------------------------------------
                                  Client # 6       0.40% on the first $300M
                                                   0.37% on the next $300M
                                                   0.35% on the next $300M
                                                   0.32% on the next $600M
                                                   0.25% over $1.5B

Small-Mid Cap Growth Portfolio    Client # 7       0.80%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

The Portfolios are not required to pay an advisory fee to the Adviser pursuant to the investment advisory agreement. As such, it is difficult to compare the Portfolios to other funds because there are variations in the services that are included in the fees paid by other funds. Because each Portfolio is designed as a vehicle in which mutual funds that are managed by the Adviser and other institutional shareholders (together the "Asset Allocation Funds") can pool their assets earmarked for investment in selected asset classes or a blend of asset classes, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the Adviser is indirectly compensated for its services to the Portfolios by the Asset Allocation Funds.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Trust has just commenced operations, there is no profitability information of the Adviser in regards to the services it provides to the Trust. Moreover, because no advisory fee is charged, there will be no profit with respect to the advisory agreement.

The Adviser profits indirectly from the Trust through the fees it receives from the institutional clients that invest in the Portfolios. This includes direct profits from managing the assets of institutional clients and other non-advisory fees from affiliates that provide transfer agency and distribution related services.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 231


Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Portfolios' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Portfolio's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Portfolios. At the time the investment advisory agreement between the Trust and Adviser was approved by the board of Trustees, the Adviser made a presentation of the performance of other Alliance products with similar man-


232 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


dates as the Pooling Portfolios for the periods ending December 31, 2004, which the Trustees considered as indicated below:

                                            Periods Ending December 31, 2004
                                                 Annualized Performance
-------------------------------------------------------------------------------
                                             1      3      5     10     Since
Funds                                      Year    Year   Year  Year  Inception
-------------------------------------------------------------------------------
U.S. Value Portfolio
AllianceBernstein Trust-Value Fund         13.31   8.22    n/a    n/a    7.83
Lipper Multi-Cap Value Average             14.39   6.87    n/a    n/a    6.14
Russell 1000 Value Index                   16.49   8.57    n/a    n/a    6.88
Lipper Percentile                          61%     30%     n/a    n/a    25%

U.S. Large Cap Growth Portfolio
AllianceBernstein Blended Style
  Series, Inc.-U.S. Large Cap Portfolio    8.19   -3.54   -11.36  9.81   9.01
Lipper Large-Cap Growth Average            7.18   -0.51   -8.22   8.55   8.44
Russell 1000 Growth Index                  6.30   -0.18   -9.29   9.59   8.84
Lipper Percentile                          38%     87%     82%    33%    40%

Global Real Estate Investment Portfolio
AllianceBernstein Real Estate
  Investment Fund, Inc.                    34.80   24.33   21.73  n/a    13.77
Lipper Real Estate Average                 32.05   23.62   21.41  n/a    14.29
NAREIT Equity Index                        31.58   23.27   21.95  n/a    14.14
Lipper Percentile                          27%     33%     35%    n/a    61%

International Value Portfolio
AllianceBernstein Trust-International
  Value Fund                               24.49   20.14   n/a    n/a    15.66
Lipper International Multi Value Index     21.63   14.74   n/a    n/a    9.88
S&P/Citigroup World PMI Value Index        18.94   11.39   n/a    n/a    7.98
MSCI EAFE Index                            20.70   12.31   n/a    n/a    7.09
Lipper Percentile                          23%     11%     n/a    n/a    3%

International Growth Portfolio
AllianceBernstein International Premier
  Growth Fund, Inc.                        13.08   5.31   -6.99   n/a   -0.08
Lipper International Large
  Growth Average                           13.48   5.57   -7.63   n/a   -0.26
MSCI EAFE Growth Index                     16.48   9.14   -5.77   n/a    0.64
Percentile                                 73%     48%     38%    n/a    46%

Short Duration Bond Portfolio
Sanford C. Bernstein Fund, Inc.-
  Short Duration Plus Portfolio            1.27    2.96    4.69   n/a    n/a
Lipper Sh. Inv. Grade Debt
  Average/249 of funds                     1.35    2.88    4.59   n/a    n/a
Merrill Lynch 1-3 Yr Treasury Index        0.91    2.83    4.93   n/a    n/a
Lipper Percentile                          49%     50%     50%    n/a    n/a

Intermediate Duration Bond Portfolio
Sanford C. Bernstein Fund II, Inc.-
  Intermediate Duration Institutional
  Portfolio                                4.01    n/a     n/a    n/a    5.85
Lehman Brothers Aggregate Bond Index       4.34    n/a     n/a    n/a    6.05
Lipper Benchmark                           3.83    n/a     n/a    n/a    5.50
Lipper Percentile                          46%     n/a     n/a    n/a    n/a


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 233


                                            Periods Ending December 31, 2004
                                                 Annualized Performance
-------------------------------------------------------------------------------
                                             1      3      5     10     Since
Funds                                      Year    Year   Year  Year  Inception
-------------------------------------------------------------------------------
Inflation Protected Securities Portfolio
Intermediate TIPS Composite
  (Gross-of-Fees)                          6.69    9.48    9.39   n/a    8.72
Intermediate TIPS Composite
  (Net-of-Fees)                            6.47    9.26    9.17   n/a    8.50
Lehman 1-10 Year TIPS Index                7.11    9.64    9.44   n/a    8.76

High-Yield Portfolio
AllianceBernstein High Yield Fund, Inc.    8.16    9.13    2.64   n/a    3.87
Lipper High Current Yield Average          9.89    10.56   4.94   n/a    4.91
CSFB High Yield Index                      11.96   13.88   8.17   n/a    7.11
Lipper Percentile                          83%     72%     83%    n/a    75%

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


234 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 235


NOTES


236 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ALLIANCEBERNSTEIN POOLING PORTFOLIOS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


POOL-0151-0806



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                                                   Audit-Related
                                                                     Audit Fees        Fees          Tax Fees
                                                                     ----------    -------------     --------
AllianceBernstein U.S. Value Portfolio                        2005     35,000        2,218             1,364
                                                              2006     27,000          N/A             7,300

AllianceBernstein U.S. Large Cap Growth Portfolio             2005     35,000        2,218             1,364
                                                              2006     27,000          N/A             7,300

AllianceBernstein Global Real Estate Investment Portfolio     2005     35,000        2,218             1,364
                                                              2006     32,500          N/A            10,500

AllianceBernstein International Value Portfolio               2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             7,250

AllianceBernstein International Growth Portfolio              2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             7,250

AllianceBernstein Short Duration Bond Portfolio               2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             6,300

AllianceBernstein Intermediate Duration Bond Portfolio        2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             6,300

AllianceBernstein Inflation Protected Securities Portfolio    2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             6,300

AllianceBernstein High-Yield Portfolio                        2005     35,000        2,218             1,364
                                                              2006     32,500          N/A             6,800

AllianceBernstein Small-Mid Cap Value Portfolio               2005     35,000        2,218             1,364
                                                              2006     27,000         N/A              7,300

AllianceBernstein Small-Mid Cap Growth Portfolio              2005     35,000        2,218             1,364
                                                              2006     27,000          N/A             7,300

AllianceBernstein Global Research Growth Portfolio            2005        N/A          N/A               N/A
                                                              2006     20,000          N/A             7,650

AllianceBernstein Global Value Portfolio                      2005        N/A          N/A               N/A
                                                              2006     20,000          N/A             7,650

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                                   Total Amount of
                                                                                                Foregoing Column Pre-
                                                                                                approved by the Audit
                                                                           All Fees for               Committee
                                                                        Non-Audit Services      (Portion Comprised of
                                                                         Provided to the         Audit Related Fees)
                                                                      Portfolio, the Adviser    (Portion Comprised of
                                                                      and Service Affiliates          Tax Fees)
                                                                      ----------------------    ---------------------
AllianceBernstein U.S. Value Portfolio                        2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,419,103                   [7,300]
                                                                                                          N/A
                                                                                                       (7,300)


AllianceBernstein U.S. Large Cap Growth Portfolio             2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,419,103                   [7,300]
                                                                                                          N/A
                                                                                                       (7,300)


AllianceBernstein Global Real Estate Investment Portfolio     2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,422,303                  [10,500]
                                                                                                          N/A
                                                                                                      (10,500)


AllianceBernstein International Value Portfolio               2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,419,053                   [7,250]
                                                                                                          N/A
                                                                                                       (7,250)


AllianceBernstein International Growth Portfolio              2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,419,053                   [7,250]
                                                                                                          N/A
                                                                                                       (7,250)


AllianceBernstein Short Duration Bond Portfolio               2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,418,103                   [6,300]
                                                                                                          N/A
                                                                                                       (6,300)

AllianceBernstein Intermediate Duration Bond Portfolio        2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,418,103                   [6,300]
                                                                                                          N/A
                                                                                                       (6,300)


AllianceBernstein Inflation Protected Securities Portfolio    2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,418,103                   [6,300]
                                                                                                          N/A
                                                                                                       (6,300)


AllianceBernstein High-Yield Portfolio                        2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006         6,418,603                   [6,800]
                                                                                                          N/A
                                                                                                       (6,800)


AllianceBernstein Small-Mid Cap Value Portfolio               2005           806,357                   [3,582]
                                                                                                       (2,218)
                                                                                                       (1,364)

                                                              2006          6,419,103                  [7,300]
                                                                                                          N/A
                                                                                                       (7,300)


AllianceBernstein Small-Mid Cap Growth Portfolio              2005            806,357                   [3,582]
                                                                                                        (2,218)
                                                                                                        (1,364)

                                                             2006           6,419,103                   [7,300]
                                                                                                           N/A
                                                                                                        (7,300)


AllianceBernstein Global Research Growth Portfolio           2005                 N/A                      N/A
                                                                                                           N/A
                                                                                                           N/A

                                                             2006           6,419,453                   [7,650]
                                                                                                           N/A
                                                                                                        (7,650)


AllianceBernstein Global Value                               2005                 N/A                      N/A
                                                                                                           N/A
                                                                                                           N/A

                                                             2006           6,419,453                   [7,650]
                                                                                                           N/A
                                                                                                        (7,650)

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

 ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12 (a) (1)      Code of Ethics that is subject to the disclosure of
                       Item 2 hereof

       12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:  October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   October 27, 2006

By:     /s/ Joseph J. Mantineo
        -----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   October 27, 2006